UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

   Filed by the Registrant                                     ☒

   Filed by a Party other than the Registrant       ☐

     Check the appropriate box:
   ☒ Preliminary Proxy Statement
   ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   ☐ Definitive Proxy Statement
   ☐ Definitive Additional Materials
   ☐  Soliciting Material under §240.14a-12

SOLITARIO EXPLORATION & ROYALTY CORP. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 ☐ No fee required.
 ☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies: common stock, par value $0.01

     (2)   Aggregate number of securities to which transaction applies: 19,788,818 shares of common stock

     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.73 per share of common stock – calculated in accordance with Rule 0-11(c)(1) under the Securities Exchange Act of 1934, as amended, based on the average of high and low prices of such shares of common stock, as quoted on the NYSE MKT on May 11, 2017.

     (4)   Proposed maximum aggregate value of transaction: $14,445,374 - calculated solely for the purpose of determining the filing fee.

     (5)   Total fee paid: $2,889

  ☐ Fee paid previously with preliminary materials.
  ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid: (2) Form, Schedule or Registration Statement No: (3) Filing Party: (4) Date Filed:

1

SOLITARIO EXPLORATION & ROYALTY CORP.
Notice of Annual Meeting of Shareholders

To the Shareholders:

You are invited to attend the Special Meeting (the “Meeting”) of Shareholders (“Shareholders” or “Solitario Shareholders”) of Solitario Exploration & Royalty Corp. (the “Company” or “Solitario”).  The Meeting will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on June [●], 2017 at 10:00 a.m., Mountain Daylight Time.  At the Meeting, you will be asked to consider and vote upon the following issues:

1.	To elect six directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

2.	To vote, in accordance with the rules of the NYSE MKT, upon a proposal to approve the issuance of approximately 19,788,183 shares of Solitario common stock (the “Solitario Arrangement Shares”) to the holders of common shares of Zazu Metals Corporation (“Zazu”) as consideration for the proposed acquisition of Zazu by Solitario (the “Plan of Arrangement”);

3.	To consider for approval an amendment to the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan (the “2013 Plan”) to increase the number of shares of Solitario common stock reserved for issuance under to the 2013 Plan to 5,750,000 (the “Plan Amendment”);

4.	Subject to and in connection with the Plan of Arrangement, to consider for approval the grant of options to holders of Zazu options to acquire an aggregate of approximately 1,782,430 shares of Solitario common stock under the 2013 Plan to the holders of Zazu options (the “Replacement Options”);

5.	To consider for approval an amendment to Solitario’s Articles of Incorporation to change the name of the Company to “Solitario Zinc Corp.” (the “Name Change Amendment”);

6.	To hold an advisory vote to approve Solitario’s executive compensation program;

7.	To ratify the appointment of EKS&H LLLP as Solitario's independent registered public accounting firm for fiscal year 2017; and

8.	To transact such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed the close of business on May [●], 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of the Proxy Statement, the enclosed annual report and form of proxy is May [●], 2017. A complete list of shareholders will be available for examination at the Annual Meeting and prior to the annual meeting at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033beginning two business days after the date of the mailing of the enclosed Proxy Statement.

 Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

By Order of the Board of Directors

/s/James R. Maronick

Secretary

May [●], 2017

Wheat Ridge, Colorado

2

PROXY STATEMENT

Page

SHARES OUTSTANDING; VOTES REQUIRED; BOARD RECOMMENDATIONS	7
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT	8
FORWARD LOOKING STATEMENTS AND CAUTIONARY NOTE TO US INVESTORS REGARDING MINERAL RESERVES AND RESOURCE ESTIMATES	11
PROPOSAL NO. 1: ELECTION OF DIRECTORS	12
PROPOSAL NO. 2: APPROVAL OF THE ISSUANCE OF THE SOLITARIO ARRANGEMENT SHARES	14
Information About Solitario	15
Information About Zazu	15
Background to the Arrangement Agreement	16
Effect of the Arrangement	18
Principal Steps of the Arrangement	18
Summary of the Arrangement Agreement	19
Support Agreements	31
Past Contacts, Transactions, or Negotiations	35
Reports, Opinions and Appraisals	35
Risk Factors Related to the Arrangement	37
Completion of the Arrangement	38
Solitario after the Arrangement	39
Accounting Treatment of the Arrangement	39
Pro Forma Information	39
PROPOSAL NO. 3: AMENDMENT OF THE 2013 SOLITARIO EXPLORATION & ROYALTY CORP. OMNIBUS STOCK INCENTIVE PLAN	39
PROPOSAL NO. 4: APPROVAL OF GRANT OF REPLACMENT OPTIONS	44
PROPOSAL NO. 5: NAME CHANGE TO SOLITARIO ZINC CORP.	46
PROPOSAL NO. 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION	47
PROPOSAL NO. 7: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
CORPORATE GOVERNANCE AND BOARD MATTERS	49
EXECUTIVE COMPENSATION	55
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	61
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	62
PROPOSALS OF SHAREHOLDERS	63
OTHER BUSINESS	63
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	63

3

Solitario Exploration & Royalty Corp.

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(303) 534-1030

PROXY STATEMENT

This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors” or the “Board") of Solitario Exploration & Royalty Corp., a Colorado corporation ("Solitario" or the "Company"), of proxies in the accompanying form for use at the annual meeting of shareholders to be held on June [●], 2017 at 10:00 a.m., Mountain Daylight Time, at the Company’s principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, and any adjournment or postponement of such meeting (the "Annual Meeting").

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June [●], 2017: This Proxy Statement, including all appendixes, the accompanying proxy card, and our 2016 Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 10-K"), (without exhibits) are available online at www.solitarioxr.com. Shareholders cannot submit their vote at www.solitarioxr.com.

The 2016 Form 10-K is being mailed to the Company's shareholders with this Proxy Statement. Upon written request from any person solicited herein, addressed to the Corporate Secretary of Solitario at its principal offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, Solitario will provide, at no cost, a copy of the 2016 Form 10-K filed with the Securities and Exchange Commission (the "SEC") 2016 , without exhibits. A copy of any or all of the exhibits to the 2016 10-K will be furnished for a fee, which will not exceed the Company's reasonable expenses in furnishing the exhibits.

Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the Annual Meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board. Means have been provided whereby a shareholder may withhold his or her vote for any director. The proxy card also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the Annual Meeting.

You are asked to sign, date, and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. The approximate date of the mailing of this Proxy Statement and the enclosed annual report and form of proxy is May [●], 2017. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. A proxy may be revoked by a shareholder by the submission of a new proxy card with a later date or a written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this Proxy Statement before the Annual Meeting. Further, if a shareholder attends the meeting in person he or she may request that a previously submitted proxy not be used. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the Annual Meeting.

The proposed corporate actions, on which the shareholders are being asked to vote at the Annual Meeting are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

The expense of printing and mailing proxy material will be borne by Solitario. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of Common Stock (as defined below) and Solitario will reimburse such brokerage firms, custodians, nominees, fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

4

SUMMARY TERM SHEET

This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement, including the Appendices which are incorporated into and form part of this Proxy Statement.

At the Annual Meeting Solitario’s shareholders will be asked to approve the issuance of the Solitario Arrangement Shares, which will consist of approximately 19,788,183 shares of Solitario common stock issuable pursuant to the Arrangement Agreement dated April 26, 2017 between Solitario and Zazu (the “Arrangement Agreement”). The Solitario Arrangement Shares will be issued pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement attached thereto. This summary highlights selected information that generally describes the terms of the proposed Arrangement and is important for your consideration.

  The Arrangement: Solitario and Zazu have agreed, subject to the satisfaction of certain conditions, to the acquisition by Solitario of all of the issued and outstanding common shares of Zazu (the “Zazu Shares”). The acquisition will be effected by way of a court-approved Plan of Arrangement under the Canada Business Corporations Act (the “CBCA”) pursuant to which Zazu shareholders will receive Solitario shares in exchange for their Zazu Shares (the “Arrangement”).

A copy of the Plan of Arrangement is attached as Appendix B and forms an integral part of this Proxy Statement. Solitario shareholders are encouraged to read the Arrangement Agreement as it is the principal agreement that governs the Arrangement. The Arrangement Agreement may be found as Exhibit 10.1 to Solitario’s Current Report on Form 8-K as filed with the SEC on May 1, 2017 available at www.sec.gov. For a summary of the principal provisions of the Arrangement Agreement, See “Proposal No. 2 - The Arrangement Agreement and Principal Steps of the Arrangement.”

  About Zazu: Zazu is a reporting issuer in Ontario, British Columbia, Alberta, Saskatchewan, Manitoba, New Brunswick, Nova Scotia, Prince Edward Island, and Newfoundland and its common shares are listed on the TSXV under the symbol “ZAZ”. Zazu holds a 50% interest in the Lik property and has the right to earn up to a further 30%. Zazu’s primary near term objective is to advance the Lik property towards development through the definition of a resource and commencement of a formal feasibility study. Additional information about Zazu is contained in Appendix C - “Information Regarding Zazu”.
  Background to the Arrangement: The provisions of the Arrangement Agreement are the result of arm’s length negotiations between representatives of Solitario and Zazu and their respective financial and legal advisors. See “Proposal No 2 - Background to the Arrangement” for a description of the background to the Arrangement.
  Reasons for the Arrangement: The following is a summary of the principal reasons for the unanimous recommendation of the Solitario Board of Directors that Solitario’s shareholders vote FOR the issuance of the Solitario Arrangement Shares in connection with the Arrangement:
    Mackie Research Capital Corporation (“MRCC”), a third party adviser to Solitario, provided an opinion that subject to the assumptions, limitations and qualifications set out in that opinion, that the consideration to be paid by Solitario pursuant to the Arrangement is fair, from a financial point of view, to the shareholders of Solitario.
    The combined company will have a stronger asset base than Solitario or Zazu separately, offering shareholders a better opportunity for capital appreciation while also potentially reducing administrative costs.
    Solitario, through its acquisition of Zazu, will acquire an interest in Zazu’s Lik project which is a large-tonnage, high-grade, open-pittable development project in Alaska in partnership with Teck Resources Limited.
    Solitario, after the arrangement, will have interests in projects focused on the exploration and development of zinc projects (including Zazu’s Lik project), during a time of encouraging supply and demand fundamentals.
    The Arrangement may result in Solitario having an enhanced capital markets profile and trading liquidity in combination.
5

    Fairness Opinion: In connection with the Arrangement, the Solitario’s Board of Directors received a written opinion dated April 26, 2017 from MRCC which states that, as of such date, and subject to the assumptions, limitations and qualifications set out therein, the Arrangement is fair, from a financial point of view, to Solitario’s stockholders. See “Proposal No. 2 – Reports, Opinions and Appraisals”.
    Risk Factors Related to the Arrangement: In evaluating the Arrangement, Solitario shareholders should carefully consider various risk factors relating to the Arrangement. See “Risk Factors Related to the Arrangement”.
    Court Approval: The Arrangement requires court approval under the CBCA. Zazu has obtained the Interim Order from the Ontario Superior Court of Justice (Commercial List) (the “Court”) providing for the calling and holding of its meeting of Zazu Shareholders, the dissent rights and certain other procedural matters. If the Zazu Shareholders approve the Arrangement as provided for in the Interim Order, Zazu intends to make an application to the Court for the Final Order at 9:45 a.m. (Toronto time), or as soon thereafter as counsel may be heard, on [●], 2017, or at any other date and time as the Court may direct. The Final Order is required for the Arrangement to become effective. In deciding whether to grant the Final Order, the Court will consider, among other things, the fairness of the Arrangement to Zazu Shareholders. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, and subject to compliance with such terms and conditions, if any, as the Court sees fit. See “Proposal No 2 – Overview and Principal Reasons for the Proposal; and Effect of the Arrangement”.
    Non-Solicitation and Superior Proposals: Pursuant to the Arrangement Agreement, Zazu has agreed not to solicit, initiate or encourage any Acquisition Proposals. However, Zazu’s board of directors has the right to consider and accept a “Superior Proposal” under certain conditions. If Zazu accepts a Superior Proposal and terminates the Arrangement Agreement, Zazu must pay a termination fee of $750,000. A Superior Proposal must be considered and accepted before the Annual Meeting. See “Proposal Agreement – Summary of the Arrangement Agreement - Non-Solicitation Covenants and Rights to Accept a Superior Proposal”.
    Support Agreements: Pursuant to the Arrangement Agreement the officers, directors, and certain significant shareholders of Zazu have covenanted with Solitario that such persons will support the Arrangement, by taking or abstaining from certain actions, including:

  (i)        voting (or cause to be voted) all of the voting securities of Zazu held by such persons at any meeting of the security holders of Zazu: (A) in favor of the Arrangement and any other matter necessary for the consummation of the Arrangement; and (B) vote against any Acquisition Proposal (as defined in the Arrangement Agreement) and/or any matter that could reasonably be expected to delay, prevent, impede or frustrate the successful completion of the Arrangement and each of the transactions contemplated by the Arrangement Agreement; and

  (ii)       not (A) sell, transfer, assign, grant a security interest in or otherwise dispose of any right or interest in any of the securities of Zazu held by such persons, or (B) (I) make, initiate, solicit, promote, entertain or encourage or take any other action that facilitates, directly or indirectly, any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal (as defined) or potential Acquisition Proposal; (II) participate directly or indirectly in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person regarding an Acquisition Proposal or potential Acquisition Proposal; (III) agree to, approve or recommend, or propose publicly to agree, approve or recommend any Acquisition Proposal; (IV) withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify support for the transactions contemplated by the Arrangement Agreement; (V) accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend any publicly disclosed Acquisition Proposal; or (VI) accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangement related to any Acquisition Proposal or potential Acquisition Proposal.

6

  Solitario’s officers and directors each delivered a similar support agreement to Zazu. See “Proposal No. 2– Support Agreements”.

    Solitario after the Arrangement: On completion of the Arrangement, Solitario will own, directly or indirectly, all of the outstanding Zazu common shares, and it is expected that the business and operations of Zazu will be managed and operated as a subsidiary of Solitario. Zazu’s shareholders will become shareholders of Solitario and will hold approximately 34%, or 36% on a fully-diluted basis, of the issued and outstanding shares of Solitario common stock after the Arrangement. It is expected that there will be approximately 58,473,372] Solitario Shares outstanding after the Arrangement. Solitario will continue to own its other current mineral interests and assets. See “The Arrangement - The Arrangement Agreement – Solitario After the Arrangement”.
    Regulatory Approvals: Zazu’s common stock is traded on the TSXV and Solitario’s common stock is listed on the NYSE MKT and the Toronto Stock Exchange (the “TSX”). Solitario is also subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and files periodic reports with the SEC. Completion of the Arrangement is subject to the conditions, among others, that: (a) Zazu has received any required approval of the TSXV to the Arrangement; and (b) the Solitario Arrangement Shares have been authorized for listing on the NYSE MKT and TSX approval. See “Proposal No. 2 – Regulatory Approvals”

  SHARES OUTSTANDING; VOTES REQUIRED; BOARD RECOMMENDATIONS

  The holders of shares of Solitario's $.01 par value common stock (each a “Solitario Share”) at the close of business on May [●], 2017, the record date, are entitled to vote at the Annual Meeting. On May [●], 2017 there were [38,678,389] Solitario Shares outstanding. Each Solitario Share entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding Solitario Shares is required to constitute a quorum for the transaction of business at the Annual Meeting. Solitario Shares held by persons who abstain and broker non-votes will be counted as present in determining whether a quorum is present at the meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

  If a quorum is present at the Annual Meeting:

•	The six nominees for election as directors who receive the greatest number of votes cast for the election of directors shall be elected directors.

•	With respect to each other proposal being submitted to the shareholders for approval, being: (i) the issuance of the Solitario Arrangement Shares to effect the Arrangement; (ii) the 2013 Plan Amendment; (iii) the grant of the Replacement Options; (iv) the Name Change Amendment; (v) the non-binding advisory vote on executive compensation; and (vi) the proposal to ratify the appointment of EKS&H LLLP as our independent registered public accounting firm, each will be approved if a majority of the votes cast on the proposal vote in favor of such proposal.

7

  The Board of Directors unanimously recommends that shareholders vote:

•	FOR the election of each of the nominees for director;
•	FOR the proposal to issue the Solitario Arrangement Shares;
•	FOR the proposed Plan Amendment;
•	FOR the grant of the Replacement Options;
•	FOR the Name Change Amendment;
•	FOR approval of the Company’s executive compensation program; and
•	FOR the ratification of EKS&H LLLP as the Company’s independent registered public accounting firm.

  Proxies submitted properly will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not provided, the proxy will be voted “FOR” the issuance of the Solitario Arrangement Shares; “FOR” each of the six director nominees; “FOR” the Plan Amendment; “FOR” the grant of the Replacement options; “FOR” the Name Change Amendment; “FOR” the advisory vote on executive compensation, and “FOR” ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm, and in such manner as the proxies named on the proxy card, in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

  If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker may vote only on a proposal that is considered a “routine” matter without specific instruction from the shareholder.  The ratification of EKS&H LLLP is a routine matter; however, each of the other proposals being considered at the Annual Meeting is not considered a “routine” matter. Accordingly, if you do not give instructions to your broker it will not be authorized to vote your shares with respect to the non-routine matters being considered at the Annual Meeting. The broker’s failure to vote because it lacks discretionary authority to do so, commonly referred to as a “broker non-vote,” will not affect the outcome of the vote on the proposals being submitted at the Annual Meeting.

  QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

  1.    When and where will the Annual Meeting be held?

  As described in the notice, we will hold the Annual Meeting at the offices of Solitario 4251 Kipling St., Suite 390, Wheat Ridge, Colorado 80033.  The Annual Meeting is scheduled for June [●], 2017 at 10:00 a.m. Mountain Daylight Time. If you expect to attend the Annual Meeting in person, please call Solitario at (303) 534-1030 to ensure that sufficient accommodations are prepared.

  2.    Who is asking for my vote?

  The Board of Directors is sending this Proxy Statement along with other soliciting materials and the enclosed proxy card to you and all other persons who are shareholders of record of Solitario as of the close of business on May [●], 2017. The Board of Directors is soliciting your vote for our Annual Meeting.

  3.    Who is eligible to vote?

  Shareholders of record who own Solitario Shares at the close of business on the record date are eligible to vote. Each Solitario Share is entitled to one vote.

  4.    Might the Annual Meeting be adjourned?

  We do not intend to seek adjournment of the Annual Meeting unless we have insufficient holders of record of the outstanding Solitario Shares to meet a quorum (which requires the presence of holders of record of at least a majority of the outstanding shares). If this occurs, we will consider the advisability of proposing adjournment to a specific time and place. Unless the Board of Directors fixes a new record date, shareholders of record for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken. If the adjournment is for more than 30 days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

8

  5.    Why did you send me this booklet?

  This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals, discussed above, and in the Notice of Annual Meeting of Shareholders. You are receiving these proxy materials because you have the right to vote at the Annual Meeting. Such proxy materials are also available on-line at www.solitarioxr.com.

  6.    How do I vote?

  Registered Shareholders

  There are two methods by which registered shareholders (“Registered Shareholders”), whose names are shown on the books or records of the Company as owning Solitario Shares, can vote their shares at the meeting in person or by proxy. Should a Registered Shareholder wish to vote in person at the Annual Meeting, that person should attend the meeting where his or her vote will be taken and counted. Should the Registered Shareholder not wish to attend the meeting, his or her vote may be voted by proxy through one of the methods below.

  A Registered Shareholder may vote by proxy by using one of the following methods: (i) the paper form of proxy to be returned by mail or delivery; (ii) by using the internet; or (iii) by telephone. The methods of using each of these procedures are as follows:

  Voting by Mail. A Registered Shareholder may vote by mail by completing, dating and signing the enclosed form of proxy and mailing it to Computershare Investor Services Inc. in the envelope provided for receipt no later than 5:00 p.m. (MDT) on June [●], 2017. Joint owners must each sign the proxy card.

  Voting by Internet. A Registered Shareholder may vote by Internet by accessing the following website: www.investorvote.com. When you log on to the site you will be required to input a control number as instructed on the form of proxy. Registered Shareholders may vote by internet up to 5:00 p.m. (MDT) on June [●], 2017.

  Voting by Telephone: A Registered Shareholder may vote by telephone by calling the toll free number 1-866-732-8683 from a touch tone phone. When you telephone you will be required to input a control number as instructed on the form of proxy. Registered Shareholders may vote by telephone up to 5:00 p.m. (MDT) on June [●], 2017.

  Beneficial Shareholder

  If you own your shares through a broker-dealer or other nominee (a “Beneficial Shareholder”) you must vote your shares as instructed by that broker-dealer or other nominee. If you own your shares through a broker-dealer or other nominee, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Annual Meeting, unless you have obtained a proxy for those shares from the person who holds your shares of record. Beneficial Shareholders should ensure that instructions respecting the voting of their Solitario Shares are communicated to the appropriate person at the broker-dealer or other nominee where your shares are held.

  7.    Why does my name not appear as a shareholder of record?

  Many investors own their investment securities through a broker-dealer or other nominee. Broker-dealers frequently clear their transactions through other broker-dealers and may hold the actual certificates for shares in the name of securities depositories, such as CEDE & Co. (operated by Depository Trust Company of New York City). In such a case, only the ultimate certificate holder appears on our records as a shareholder even though that nominee may not have any economic interest in the shares that you actually own through your broker-dealer. You should contact your broker-dealer for more information about this process. You have the right to request that your broker-dealer deliver to you a certificate representing your shares.

9

  8.    How can I obtain more information about Solitario?

  This Proxy Statement is available online at www.solitarioxr.com. In addition, information is available on our website at www.solitarioxr.com and through periodic reports filed by Solitario with the Securities and Exchange Commission (“SEC”) and available at: www.sec.gov.

  9.    Why are we being asked to vote on the proposals?

  The rules of the NYSE MKT and Colorado state law require Solitario to hold an annual meeting of shareholders to, among other things, elect directors. At the Annual Meeting shareholders are being asked to consider certain proposals that are commonly considered at an annual meeting of shareholders, being the election of a slate of directors (Proposal No. 1), the approval of the Company’s executive compensation program (Proposal No. 6), and the ratification of the Company’s independent public accounting firm for fiscal 2017 (Proposal No. 7). In addition:

    Proposal No. 2: At the Annual Meeting, you will be asked to consider and vote upon the issuance of the Solitario Arrangement Shares in connection with the Arrangement, under which Solitario will acquire all of the issued and outstanding common shares of Zazu. Under the Arrangement, Zazu’s shareholders will receive the Solitario Arrangement Shares (approximately 19,788,183 total Solitario Shares) representing a ratio equal to 0.3572 of a Solitario Arrangement Share for each outstanding common share of Zazu in exchange for their common shares of Zazu. On completion of the Arrangement, Zazu will be a wholly-owned subsidiary of Solitario.

  The Solitario Shares are listed on the NYSE MKT and Sections 712 and 713 of the NYSE MKT Company Guide require stockholder approval for the issuance of the Solitario Arrangement Shares pursuant to the Arrangement. Section 712 of the NYSE MKT Company Guide requires stockholder approval before the issuance of common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding shares of common stock of 20% or more. Section 713 of the NYSE MKT Company Guide requires shareholder approval before the issuance of shares of common stock, or securities convertible into common stock, equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of such common stock. Because the Solitario Arrangement Shares to be issued pursuant to the Arrangement will exceed 20% of the issued and outstanding Solitario Shares, and because the Solitario Arrangement Shares may be issued at a discount to market, shareholder approval of the issuance of the Solitario Arrangement Shares in connection with the Arrangement is required.

•	Proposal No. 3: At the Annual Meeting shareholders will be asked to approve an amendment to the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan (as defined above, the “2013 Plan”). At the time of its adoption the Board of Directors reserved 1,750,000 Solitario Shares for issuance under the 2013 Plan. In connection with the Arrangement, Solitario is obligated to grant an aggregate of approximately 1,782,430 options to the current option holders of Zazu (as defined above, the new options to be granted are referred to in this Proxy Statement as the “Replacement Options”). The number of Replacement Options exceeds the number of Solitario Shares currently available for issuance under the 2013 Plan. Further, because equity based-compensation is a material component of Solitario’s executive compensation plan, the Board desires to amend the 2013 Plan to increase the number of Solitario Shares reserved under the 2013 Plan, both to enable Solitario to grant the Replacement Options, and also to provide Solitario flexibility in the future when it may determine to make future awards pursuant to the 2013 Plan.
•	Proposal No. 4: Solitario will seek shareholder approval of the grant of the Replacement Options. Certain of the Replacement Options will be granted to persons who will, if the Arrangement is completed, become directors of Solitario. Solitario is not obligated by law or the rules of the NYSE NKT or the Toronto Stock Exchange (the “TSX”) to separately seek shareholder approval of the grant of the Replacement Options, but has elected, on a one time basis, to permit its shareholders the opportunity to review and approval awards granted under Solitario’s equity compensation plan. If the Arrangement is not completed, Solitario will not grant the Replacement Options.
10

•	Proposal No. 5: If the Arrangement is completed, Solitario’s primary assets will be its interests in exploration projects primary focused on zinc: Those projects being Bongará zinc project in Peru and the Lik zinc project in Alaska). As a result of this focus, Solitario is seeking to change in its corporate name to Solitario Zinc Corp. to better reflect the focus and direction of Solitario after the completion of the Arrangement. If the Arrangement is not completed, Solitario will not change its corporate name.

  10. What will happen if the Arrangement is not completed?

  If the Solitario shareholders do not approve the issuance of the Solitario Arrangement Shares (Proposal No. 2), Zazu’s shareholders do not approve the Arrangement, or the Arrangement is otherwise not completed, Solitario will continue to own its current mineral properties and assets. In addition, the Replacement Options will not be granted, the nominations of each of Mr. Gil Atzmon and Mr. Joshua D. Crumb to the Solitario Board of Directors will be withdrawn, the adoption of the Plan Amendment to expand the number of options under the 2013 Plan will be withdrawn and Solitario will not change of its name to Solitario Zinc Corp.

  FORWARD LOOKING STATEMENTS

  THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT HAVE BEEN MADE PURSUANT TO PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS REPRESENT SOLITARIO’S EXPECTATIONS OR BELIEFS CONCERNING FUTURE EVENTS, INCLUDING ANY STATEMENTS REGARDING: SOLITARIO'S BUSINESS AND BUSINESS RELATIONSHIPS, SOLITARIO'S BUSINESSES ACTIVITIES, THE SUFFICIENCY OF SOLITARIO'S CASH BALANCES AND CASH USED IN OPERATIONS, FINANCING AND/OR INVESTING ACTIVITIES. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "INTENDS," "PROJECTS," "PLANS," "EXPECTS," "ANTICIPATES" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THESE PROJECTIONS. INFORMATION REGARDING CERTAIN OF THESE RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE RESULTS IN THESE FORWARD-LOOKING STATEMENTS ARE DISCUSSED IN SOLITARIO'S PERIODIC REPORTS AND DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PROXY STATEMENT ARE MADE ONLY AS OF THE DATE OF THIS PROXY STATEMENT. WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR SUPPLEMENT ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY LAW.

  CAUTIONARY NOTE TO U.S. INVESTORS REGARDING MINERAL RESERVE

  AND RESOURCE ESTIMATES

  Certain of the technical information contained or incorporated by reference in, and the technical reports referenced in, this Proxy Statement use the terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource.” We advise investors that these terms are defined in and required to be disclosed in accordance with Canadian National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (the “CIM”) - CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended; however, these terms are not defined terms under the United State Securities and Exchange Commission’s (the “SEC”) Industry Guide 7 (“Guide 7”) and are normally not permitted to be used in reports and registration statements filed with the SEC. Under Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves, and the primary environmental analysis or report must be filed with the appropriate governmental authority. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by Guide 7 standards as in place tonnage and grade without reference to unit measures. “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Investors are cautioned not to assume that any part or all of mineral deposits in the above categories will ever be converted into Guide 7 compliant reserves.

11

  PROPOSAL NO. 1: ELECTION OF DIRECTORS

  The Board currently consists of four directors. In connection with the proposed acquisition of Zazu , discussed in more detail in connection with Proposal No. 2, our Board of Directors has decided to increase the size of the Board of Directors to six persons, and has nominated Gil Atzmon and Joshua D. Crumb to fill the vacancies created by that increase. In the event the proposed acquisition of Zazu is not completed for any reason, the nomination of Mr. Atzmon and Mr. Crumb to our Board of Directors will be withdrawn and any votes in his favor will have no effect.

  The directors elected at the Annual Meeting will serve until the next annual meeting of shareholders and until their successors are elected or appointed and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the election of each nominee. The six nominees who receive the most votes will be elected. If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that shareholder's vote will not count either for or against the nominee. If any nominee shall not be a candidate for election as a director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for any substitute nominees as may be nominated by the existing directors. No circumstances are presently known which would render any nominee named below unavailable to serve as a director.

  Identification of Directors

  The slate of nominees for election to Solitario’s Board of Directors is below. Mr. Leonard Harris, a current director of Solitario, is not standing for reelection and his term in office will cease after the Annual Meeting.

Name	Age

Brian Labadie Chairman (1)(2)(3)(4)	64	Mr. Labadie has been a director of Solitario since June 2006 and Chairman since March of 2009. He is an independent mining industry consultant. He was a director of Crown Resources Corporation (CRS: TSX) ("Crown") from June of 2002 until August 2006 upon completion of Crown’s merger with Kinross Gold Corporation ("Crown-Kinross Merger") and a director of Battle Mountain Gold Exploration Corporation (BMGX:OTC) from June 2005 to June 2007. In evaluating Mr. Labadie’s qualifications as a director, the Board considered the experience Mr. Labadie has in over forty years-experience in the mining industry. The specific experience that Mr. Labadie brings to Solitario includes formal training and experience as a mining engineer including developing and operating mines, both as a mine manager and as a senior executive at Miramar Mining Corporation and Echo Bay Mines. The Board believes Mr. Labadie’s operating experience complements and enhances the knowledge and understanding the other Board members and management of Solitario have in mining exploration, and corporate finance. Mr. Labadie spent ten years with Miramar Mining Corporation from November 1996 to September 2006 as the Executive Vice President, COO. Prior to that, Mr. Labadie spent nine years with Echo Bay Mines, Ltd. as Vice President of Operations. Mr. Labadie holds a Bachelor of Science degree in geological engineering from the University of Toronto.

12

John Labate (1)(2)(3)(4)	67	Mr. Labate has been a director of Solitario since December 2016 and is the Audit Committee Chairman. Since May 2015 he has served as the CFO of Gold Resource Corporation. Mr. Labate has held management positions in the mining industry for the past 36 years. These included Operations Analysis Manager for Anaconda Minerals Company (1980-1986), Corporate Controller for Bond International Gold (1987-1991), CFO for Crown (1992-1997), CFO for GeoBiotics (1997-1999); CFO for Applied Optical Technologies (1999-2004), CFO for Constellation Copper (2004-2008, CFO for Golden Star Resources (2008-2012) and principal of East Cape Advisors (2012-2015). Mr. Labate is experienced in all aspects of accounting, finance and regulatory management within the public sector of the mining industry in both the United States and Canada. The Board believes Mr. Labate’s formal training in accounting and finance, coupled with his 36 years of industry experience, makes him uniquely suited to serve on the Board. Mr. Labate received a Bachelor of Science, Accounting, from San Diego State University and passed all parts of the CPA examination.

James Hesketh	60	Mr. Hesketh has been nominated to serve as a director of Solitario subject to shareholder approval. He is presently serving as President, CEO, and Director of Aintree Resources, Inc., a start-up exploration company listed on the TSXV, which owns an advanced stage gold exploration property near Tonopah Nevada. From March 2008 to December 2016 Mr. Hesketh served as President, CEO and Director of Atna Resource, Ltd, a TSX listed company that operated two gold mines in California and Nevada. Prior to that, Mr. Hesketh served as President, CEO and Director of Canyon Resources Corporation (2005-2008), a NYSE MKT listed mining company, which was merged with Atna Resources in 2008. Prior to joining Canyon, Mr. Hesketh served as Principal Mining Engineer and Vice President of NM Rothschild & Sons (Denver) Inc. (2000-2004) engaged in structured lending to the global metals and mining industry. Mr. Hesketh has proven leadership skills and broad based industry experience ranging from mergers and acquisitions to mining finance, to mine permitting, development, construction and operations, both domestically and internationally and under U.S. and international regulatory regimes. In evaluating Mr. Hesketh’s qualifications to serve as a director, the Board of Solitario believes that his formal training in engineering and economics combined with over 35 years of broad based industry experience and leadership makes him uniquely suited to serve on the Board. Mr. Hesketh holds a BS in Mining engineering and an MS in Mineral economics, both from the Colorado School of Mines.

Christopher E. Herald	63	Mr. Herald has been a director of Solitario since August 1992. He has also served as Chief Executive Officer since June 1999 and President since August 1993. Mr. Herald also served as a director of Crown starting in April 1989, as Chief Executive Officer of Crown starting in June of 1999, President of Crown from November 1990 until August 2006, when he resigned from such positions upon completion of the Crown-Kinross Merger. In evaluating Mr. Herald’s qualifications to serve as a director, the Board of Solitario believes his leadership of Solitario since Solitario’s inception as Chief Executive Officer, as well as his knowledge of the operations, make him an invaluable member of the Board. In addition, Mr. Herald has shown a keen insight in the evaluation of various opportunities in the mining industry, including the acquisition of properties for exploration and potential merger and acquisition candidates for Solitario. Mr. Herald has a track record of operating mining companies both with Crown and Solitario and the Board believes these are significant contributors to the success of Solitario. Prior to joining Crown, Mr. Herald was a Senior Geologist with Echo Bay Mines and Anaconda Minerals. Mr. Herald was formerly a director of Underworld Resources Inc. (UW: V) from June 2009 to June 2011, and Atna Resources from May 2009 to June 2015. Mr. Herald is past Chairman of the Denver Gold Group, a non-profit industry trade group that organizes the preeminent gold mining industry institutional conferences in the United States and Europe. Mr. Herald received a M.S. in Geology from the Colorado School of Mines and a B.S. in Geology from the University of Notre Dame.

13

  The following persons do not currently serve on the Solitario Board of Directors, and each is currently a director of Zazu and has been nominated to serve on the Board of Directors in accordance with the terms of the Arrangement Agreement. The nomination and election of each of the following persons is subject to, and contingent upon, the Arrangement being completed.

Name	Age

Gil Atzmon	57	Mr. Atzmon is the founder, Chairman, Chief Executive Officer, President and a Director of Zazu. Mr. Atzmon has over 30 years’ experience in the mineral resources sector. His career has included positions as a mining executive, investment banker, mining fund manager and geologist. Mr. Atzmon has participated in many global exploration and mining projects and has successfully arranged financing for the exploration and development of several mineral properties. In evaluating Mr. Atzmon’s qualifications to serve as a director, the Board believes his leadership of Zazu as its founder and Zazu’s Chief Executive Officer, as well as his knowledge of the Lik deposit and operations, would make him an invaluable member of the Board subsequent to the completion of the Arrangement. In 2001 and 2002, Mr. Atzmon acted as Vice President, Corporate Development of Ivanhoe Mines Ltd. In 2000 and 2001, Mr. Atzmon served as a global energy and mining specialist in institutional equity and sales for BNP Paribas. From 1998 to 2000, Mr. Atzmon was Chief Investment Strategist and Portfolio Manager for US Global Investors, Inc. Mr. Atzmon is also a director of Columbus Gold Corp. (since February 2005), a Canadian publicly traded company. Mr. Atzmon holds a Bachelor’s degree in Geology and Geography from Columbia College, Columbia University and obtained a Master Degree in Energy and Mineral Resources from the University of Texas at Austin, Texas.

Joshua D. Crumb	37	Mr. Crumb is a founder, Director and Chief Financial Officer of Goldmoney Inc., a financial service and technology company, serving in this role since 2014. Mr. Crumb was previously an Executive Director at Goldman Sachs, working as the Senior Metals Strategist in the Global Economics, Commodities and Strategies research division in London from 2010-2012. Mr. Crumb also held various positions within the Lundin group of companies, serving as Director of Corporate Development at Lundin Mining, and Special Project Analyst for group chairman Lukas Lundin. From 2012-2014, Mr. Crumb served as a founder and Director of Loma Vista Capital, and an independent Director of Silver Bull Resources Inc. (OTCQB: “SVBL”; TSX: “SVB”)) and Astur Gold Corp (TSX: “BDG”). In evaluating Mr. Crumb’s qualifications to serve as a director, the Board of Solitario believes his extensive financial and corporate development experience in the junior mining industry as well as his knowledge and leadership of Zazu as one of its directors make him ideally suited to serve on Solitario’s Board subsequent to the completion of the Arrangement. Mr. Crumb holds a Master’s of Science degree in Mineral Economics, a Graduate Certificate in International Political Economy, and a Bachelor’s of Science degree in Engineering from the Colorado School of Mines.

    The Board has determined this director to be an independent member of the Board in accordance with Section 803A of the NYSE-MKT Company Guide.
    Member of the Audit Committee.
    Member of the Compensation Committee.
    Member of the Nominating Committee.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

  --------------------------------------------------------------

  PROPOSAL NO. 2: APPROVAL OF THE ISSUANCE OF THE SOLITARIO ARRANGEMENT SHARES

  Overview and Reason for Proposal

  We are asking our shareholders to approve the issuance to the holders of Zazu common shares of approximately 19,788,183 shares of Solitario common stock (as defined above, the “Solitario Arrangement Shares”) in connection with the proposed acquisition of Zazu. If for any reason the Arrangement is not completed, the vote on this proposal will have no effect and the Solitario Arrangement Shares will not be issued. The specific number of Solitario Arrangement Shares to be issued will be determined based on the number of issued and outstanding Zazu Shares outstanding prior to closing the Arrangement and thus may be slightly greater than 19,788,183.

14

  On April 26, 2017, we entered into an Arrangement Agreement (as defined above, the “Arrangement Agreement”) with Zazu pursuant to which we agreed to acquire all of the issued and outstanding common shares of Zazu (the “Arrangement”), subject to certain conditions. Among others, the Arrangement is subject to approval by the Ontario Superior Court of Justice (Commercial List) (the “Court”) and by the shareholders of Zazu. If the Arrangement is approved and the other conditions are satisfied, Zazu will become a wholly-owned subsidiary of Solitario.

  Under the Arrangement Agreement, and the related plan of arrangement, we have agreed to acquire all of the issued and outstanding Zazu Shares in exchange for shares of Solitario common stock at a ratio of 0.3572 of one Solitario share for each Zazu Share. In addition, all issued and outstanding options to acquire Zazu Shares will be replaced with options to purchase Solitario Shares at a ratio of 0.3572 of one Solitario Share for each Zazu Share underlying each Zazu option. The exchange ratio of 0.3572 will not be adjusted for any subsequent changes in market prices of the Zazu Shares or Solitario Shares prior to the closing of the Arrangement.

  The special meeting of Zazu’s shareholders to consider the proposal to approve the Arrangement is scheduled for June 29, 2017. The Arrangement must be approved by at least 66-2/3% of the votes cast by Zazu shareholders at that meeting. The final hearing at the Court is scheduled on or about July [●], 2017. At the hearing, the Court will consider, among other things, the fairness of the terms and conditions of the Arrangement and the rights and interests of every person affected. If the Zazu shareholders and the Court approve the Arrangement, a closing will be held shortly thereafter. There is no assurance that the Arrangement will be approved by either the Zazu shareholders or the Court.

  Solitario’s common stock is listed on the NYSE MKT, and Sections 712 and 713 of the NYSE MKT Company Guide require stockholder approval for the issuance of the Solitario Arrangement Shares pursuant to the Arrangement. Section 712 of the NYSE MKT Company Guide requires stockholder approval before the issuance of common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding shares of common stock of 20% or more. Section 713 of the NYSE MKT Company Guide requires Stockholder approval before the issuance of shares of common stock, or securities convertible into common stock, equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of such common stock. Because the Solitario Arrangement Shares issued pursuant to the Arrangement will exceed 20% of the issued and outstanding Solitario Shares, and because the Solitario Arrangement Shares may be issued at a discount to market, shareholder approval of the issuance of the Solitario Arrangement Shares in connection with the Arrangement is required.

  Information About Solitario

  Solitario is an exploration stage company under Industry Guide 7, as issued by the SEC. Solitario has been actively involved in the mineral exploration industry since 1993. Solitario’s primary business is to acquire exploration mineral properties or royalties on mineral properties, and/or to discover economic deposits on mineral properties and advance these deposits up to the development stage. Since the sale of its interest in the Mt. Hamilton gold project in 2015 Solitario’s considers its interest in the Bongará project in Northern Peru to be its primary asset. Solitario was incorporated in the state of Colorado on November 15, 1984 as a wholly-owned subsidiary of Crown Resources Corporation. In July 1994, Solitario became a publicly traded company on the TSX. Solitario’s contact information is:

       Solitario Exploration & Royalty Corp.
       4251 Kipling St., Suite 390
        Wheat Ridge, CO 80033

  (303) 534-1030

  Information About Zazu

  Zazu is a Canadian based exploration company formed in November 2006 to acquire an interest in a zinc, lead and silver exploration property, known as the Lik property, located in Alaska. Zazu holds a 50% interest in the Lik property (the other 50% interest is held by Teck Resources Limited) and has the right to earn up to a further 30%. Zazu’s primary near term objective is to advance the Lik property towards development through the definition of a resource and commencement of a formal feasibility study. Zazu’s contact information is:

15

  Zazu Metals Corporation

  500 -- 666 Burrard Street

  Vancouver, BC, Canada, V6C 3P6

  (604) 878-9298

  For further details regarding Zazu business please see Appendix C “Information Regarding Zazu” which is incorporated herein by reference. The audited financial statements of Zazu as at and for the fiscal years ended December 31, 2016 and 2015, and the unaudited financial statements for the quarter ended March 31, 2017 are presented in Appendix D The financial statements have been prepared on the basis of IFRS accounting standards. The financial statements are prepared in U.S. dollars.

  Background to the Arrangement Agreement

  The Arrangement Agreement is the result of arm’s length negotiations among representatives of Solitario and Zazu and their respective legal and financial advisors. The following is a summary of the background leading up to the announcement of the Arrangement.

  Since the sale of its 80% interest in the Mt. Hamilton gold project in August 2015, Solitario has been actively exploring strategic alternatives to maximize shareholder value. As part of that process, Solitario has evaluated opportunities ranging from the acquisition of precious or base metal assets, and a sale of all or some of Solitario’s assets. Several of these initiatives led to detailed due diligence reviews, including site visits and management discussions.

  On June 6, 2016, Mr. Gil Atzmon, Chairman and Chief Executive Officer of Zazu, called Mr. Chris Herald, Chief Executive Officer of Solitario, to discuss the highlights and merits of a potential strategic transaction between Solitario and Zazu. Prior to this discussion, Solitario and Zazu had never engaged in any prior transactions and there was no strategic relationship between the two companies.

  On June 13, 2016, after reviewing the publically available technical and corporate data of Zazu, Mr. Herald called Mr. Atzmon and expressed interest in signing a confidentiality agreement to conduct detailed due diligence with regards to a potential strategic transaction between Solitario and Zazu.

  On June 21, 2016, Solitario and Zazu entered into a confidentiality agreement and arrangements were made for the exchange of confidential information.

  On June 27, 2016, Mr. Herald and Mr. Walter Hunt, Chief Operating Officer of Solitario, met with Mr. Matthew Ford, President of Zazu, and Mr. Joe Britten, Vice President Exploration of Zazu, in Anchorage, Alaska, and visited the offices of Zazu’s environmental consultants Travis/Peterson Environmental Consulting. A full technical presentation of the Lik Project was made by Zazu personnel and their consultants.

  On June 28, 2016, Mr. Herald, Mr. Hunt, Mr. Ford and Mr. Britten visited the Lik Project site.

  From July to September, Solitario and Zazu continued to provide and analyze financial and technical data and evaluate the prospects of a strategic transaction.

  On September 29, 2016, Mr. Atzmon and Mr. Herald met in Denver, Colorado and discussed the status of their respective due diligence efforts regarding a potential strategic transaction.

  On October 3, 2016, Solitario engaged Maxit Capital LP (“Maxit”) as an independent financial advisor to advise Solitario on a broad array of potential strategic alternatives to maximize shareholder value, including a potential strategic transaction with Zazu. Previously, Maxit had advised Solitario on the financial merits of the sale of its 80% interest in the Mt. Hamilton gold project in Nevada.

16

  During a phone conversation on November 15, 2016, Mr. Herald and Mr. Atzmon discussed the possibility of Solitario presenting Zazu with a written offer letter outlining the preliminary terms upon which the a potential strategic transaction could be completed. Mr. Herald advised Mr. Atzmon that additional information regarding next year’s budget for the Lik Project would be required before Solitario could move forward.

  Discussions between Solitario and Zazu did not resume until January of 2017.

  On March 4, 2017, Mr. Atzmon and Mr. Herald met in Toronto, Ontario to engage in discussions with respect to transaction structure, relative valuations, and other key financial terms of a potential strategic transaction between Solitario and Zazu. The parties agreed to update their respective Boards and advisors, and to gauge initial interest in furthering negotiations between the parties.

  During the week of March 6, 2016, the Solitario Board and Zazu Board met individually, and separately expressed interest in negotiating a non-binding Letter of Intent (“LOI”) with substantially consistent terms to those previously discussed by Mr. Herald and Mr. Atzmon.

  On March 21, 2017, Mr. Atzmon asked that Solitario consider providing Zazu a bridge loan in the form of a convertible debenture on commercial terms as part of the transaction. Proceeds from the bridge loan would be used by Zazu for general working capital purposes.

  On March 22, 2017, the Solitario Board reviewed and discussed a draft non-binding LOI prepared by Solitario management in conjunction with its financial and legal advisors. Under the proposed transaction Solitario would acquire 100% Zazu in an all-stock transaction. During the Board meeting, Maxit made a presentation outlining the rationale of such a transaction, a summary of each company, a summary of the pro-forma company, the spectrum of junior zinc companies, and a review of precedent transactions. A discussion was held during the Solitario Board meeting reviewing the Board’s fiduciary duties based on advice from Solitario’s US counsel, Polsinelli PC, and Canadian Counsel, Fogler, Rubinoff LLP. After a thorough discussion, the Solitario Board authorized management to sign the LOI and submit it to Zazu.

  From March 23, 2017 to March 31, 2017, management of Solitario and Zazu engaged in further negotiation regarding the terms of the non-binding LOI. Final terms, which were not materially different from the initial proposal, were agreed to by both parties on March 31, 2017.

  In April, with the assistance of their respective financial and legal advisors, management of Solitario and Zazu held ongoing discussions with respect to finalizing definitive documentation to effect the transaction and the concurrent convertible debenture financing. During this period, the Solitario Board was kept apprised of all negotiations between the parties.

  On April 14, 2017, Solitario engaged MRCC to review the transaction terms, complete a fairness opinion on the transaction and to present it to the Solitario Board upon completion of the definitive agreements.

  On April 26, 2017, the Solitario Board met to review and consider the terms of the Arrangement and the Convertible Debenture. A presentation by representatives of MRCC was made to the Solitario Board, followed by questions and answers by the Board with MRCC. MRCC, based on its independent financial analysis of the transaction and the terms set forth in the Arrangement Agreement rendered an oral opinion to the Board, confirmed by delivery of a written opinion dated April 26, 2017, that stated: “Based upon and subject to the foregoing, and such other factors as MRCC considered relevant, MRCC is of the opinion that, as at the date hereof, the consideration to be paid by the shareholders of Solitario pursuant to the Transaction is fair, from a financial point of view, to the shareholders of Solitario.” MRCC was then excused from the Solitario Board meeting and Maxit was invited to the meeting to provide a summary of the proposed transaction and a summary of the proposed final terms of the Arrangement Agreement, Support Agreements and the other transaction documents. The Board reviewed its fiduciary duties previously provided by legal counsel in light of the terms of the draft Arrangement Agreement and the proposed transaction. After discussion, the Solitario Board, having determined that the terms of the transaction documents and the transactions contemplated thereby were advisable and in the best interests of Solitario and its shareholders, unanimously approved the transaction documents and the transactions contemplated thereby, including the Arrangement Agreement.

17

  Following the meeting, after further refinements of the definitive documentation, Solitario and Zazu executed and delivered the transaction documents after the close of business on April 26, 2017. Solitario and Zazu jointly issued a press release announcing the execution of the transaction documents on the morning of April 27, 2017 before the opening of trading on the NYSE MKT, TSX and TSXV.

  Effect of the Arrangement

  The acquisition is structured as a Plan of Arrangement under the CBCA and is subject to approval by the Court. Under the terms of the Arrangement Agreement, each issued and outstanding Zazu Share will be converted into the right to receive 0.3572 of a Solitario Share (the “Exchange Ratio”). Following the completion of the Arrangement, it is expected that the current shareholders of Zazu will own approximately 34% of the issued and outstanding Solitario Shares, and current Solitario shareholders are expected to hold the remaining 66%.

  As part of the Arrangement existing Zazu option holders will receive options to purchase Solitario common stock, with each option converted at the Exchange Ratio and existing price of the Zazu options adjusted for the Exchange Ratio (as defined above, the “Replacement Options”).

  Upon the completion of the Arrangement, it is expected that:

(a)	Solitario will have acquired all of the issued and outstanding Zazu Shares, other than those Zazu Shares held by Zazu Shareholders who have validly exercised their dissent rights, on the basis of the Exchange Ratio;
(b)	Solitario will have issued approximately [1,782,428] Replacement Options, on the basis of the product of the Exchange Ratio multiplied by the number of Zazu Shares issuable on exercise of each Zazu Option immediately prior to the effective time of the Arrangement for an exercise price per Solitario Share equal to the exercise price per share of each Zazu Option immediately divided by the Exchange Ratio and rounded up to the nearest whole cent;
(c)	there will be an aggregate of approximately [58,473,372] Solitario Shares issued and outstanding;
(d)	any Zazu shareholder who validly exercises dissent rights will have transferred their Zazu Shares to Solitario for the consideration determined in accordance with the dissent rights; and
(e)	current Zazu Shareholders will hold an aggregate of approximately 19,788,183 Solitario Shares representing approximately 34% of the then issued and outstanding Solitario Shares.

  As a result of the Arrangement, current Zazu Shareholders (other than Zazu Shareholders who validly exercised their Dissent Rights) will hold Zazu Shares and current Zazu Option holders will hold Replacement Options. After completion of the Arrangement, Solitario will continue to hold its existing assets and will continue to be listed on the NYSE MKT and the TSX.

  Principal Steps of the Arrangement

  Following is a brief description of the principal steps of the Arrangement set out in the order they will occur:

  Dissenting Shares

  Each Zazu Share held by a registered Zazu shareholder who has validly exercised his, her or its dissent rights in strict compliance with applicable law and the requirements of the Plan of Arrangement and the “Interim Order” (a “Dissenting Zazu Shareholder”) will be transferred to Solitario and acquired by Solitario free and clear of any claims, liens or encumbrances, and each such Dissenting Zazu Shareholder will have the right to be paid the fair value in cash of his, her or its Zazu Shares.

18

  Exchange of Zazu Shares for Solitario Shares

  Each issued and outstanding Zazu Share (other than any Zazu Shares held by a dissenting shareholder ) will be, and will be deemed to be, transferred by the holder thereof to Solitario and acquired by Solitario free and clear of any claims, liens or encumbrances at the Exchange Ratio.

  Cancellation of Zazu Options

  All Zazu options will be terminated and cancelled and Replacement Options (as described below) will be issued to each holder.

  Summary of the Arrangement Agreement

  Effective Date of the Arrangement

  The Arrangement will become effective at the Effective Time (being 12:01 a.m. (Toronto time)) on the Effective Date if the Arrangement Resolution is passed, the final order of the Court approving the Arrangement (the “Final Order”) is obtained approving the Arrangement, every requirement of the CBCA relating to the Arrangement is complied with, all of the conditions to the completion of the Arrangement as set out in the Arrangement Agreement are satisfied or waived in accordance with the Arrangement Agreement and all documents agreed to be delivered thereunder are delivered. The “Effective Date” will be the date of issue shown on the certificate giving effect to the Arrangement as issued by the “Director” pursuant to Section 192(7) of the CBCA. From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by applicable law, including the CBCA. It is currently expected that the “Effective Date” will be on or about July [●], 2017.

  Covenants

  Covenants of Zazu

  Zazu has given, in favor of Solitario, usual and customary covenants for an agreement in the nature of the Arrangement Agreement including covenants that prior to the Effective Date, Zazu and its subsidiaries will (i) carry on business in the ordinary course of business and in accordance with the Zazu Budget (as defined); (ii) will comply with the terms of all Zazu Material Contracts (as defined); (iii) use commercially reasonable efforts to maintain and preserve intact its business organizations, assets, properties, rights, goodwill and business relationships and keep available the services of its officers, employees and consultants as a group; (iv) not undertake certain actions outside of the ordinary course of business without Solitario’s consent; (v) immediately notify Solitario of certain events including any “material change” (as defined in the Securities Act (British Columbia) in relation to Zazu or its subsidiaries; and (vi) cooperate and consult with Solitario, and allow Solitario to monitor, provide input and direction and control of, any activities relating to the operation and exploration of the Zazu Properties that may be permitted by Solitario or which are provided in the Zazu Budget.

  Zazu has also provided covenants in favor of Solitario in respect of the Arrangement including covenants to: (i) use commercially reasonable efforts to obtain or provide all necessary waivers, consents and approvals required to be obtained from other parties to any of the Zazu Material Contracts in order to complete the Arrangement; (ii) use its commercially reasonable efforts to affect all necessary registrations, filings and submissions of information required by Governmental Authorities from Zazu relating to the Arrangement required to be completed prior to the Effective Time; (iii) use its commercially reasonable efforts to carry out all actions necessary to ensure the availability of the exemption from registration under Section 3(a)(10) of the U.S. Securities Act of 1933, as amended; (iv) defend all lawsuits or other legal, regulatory or other Proceedings against Zazu challenging or affecting the Arrangement Agreement or the completion of the Arrangement; and (v) obtain approval of its shareholders in accordance with the terms of the Arrangement Agreement.

  Zazu has agreed to affect such reorganization of its business, operations, subsidiaries and assets or such other transactions (each, a “Pre-Acquisition Reorganization”) as Solitario may reasonably request prior to the Effective Date, and the Plan of Arrangement, if required, will be modified accordingly; provided, however, that Zazu need not effect a Pre-Acquisition Reorganization which would impede or materially delay the consummation of the Arrangement provided that such Pre-Acquisition Reorganization will not (i) unreasonably interfere in Zazu’s material operations prior to the Effective Time; (ii) require Zazu to contravene any applicable Laws, its organizational documents or any Zazu Material Contract; and (iii) require Zazu to be obligated to take any action that could result in any Taxes (as defined) being imposed on, or any adverse Tax or other consequences to, any Shareholder incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization.

19

  Covenants of Solitario

  Solitario has given, in favor of Zazu, usual and customary covenants for an agreement in the nature of the Arrangement Agreement including covenants that prior to the Effective Date, Solitario and its subsidiaries will: (i) carry on business in the ordinary course of business; (ii) comply with the terms of all Solitario Material Contracts (as defined); (iii) use commercially reasonable efforts to maintain and preserve intact its business organizations, assets, properties, rights, goodwill and business relationships and keep available the services of its officers, employees and consultants as a group; (iv) not undertake certain actions outside of the ordinary course of business without Solitario’s consent; and (v) immediately notify Zazu of certain events including any “material change” (as defined in the Securities Act (British Columbia) in relation to Solitario or its subsidiaries.

  Solitario has also provided covenants in favor of Zazu in respect of the Arrangement including covenants to: (i) cooperate with Zazu in connection with, and using its commercially reasonable efforts to assist Zazu in obtaining the waivers, consents and approvals from other parties to any of the Zazu Material Contracts in order to complete the Arrangement; (ii) use its commercially reasonable efforts to affect all necessary registrations, filings and submissions of information required by Governmental Authorities (as defined) from Solitario relating to the Arrangement required to be completed prior to the Effective Time; (iii) use its commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by Solitario from other parties to any Solitario Material Contracts in order to complete the Arrangement; (iv) defend all lawsuits or other legal, regulatory or other Proceedings against or relating to Solitario challenging or affecting the Arrangement Agreement or the completion of the Arrangement; (v) forthwith carry out the terms of the Interim Order (as defined) and Final Order to the extent applicable to it and taking all necessary actions to give effect to the transactions contemplated herein and the Plan of Arrangement; (vi) apply for and use commercially reasonable efforts to obtain conditional approval or equivalent of the listing and posting for trading on the TSX and NYSE MKT of the Solitario Arrangement Shares, subject only to the satisfaction by Solitario of customary listing conditions of the TSX and NYSE MKT; and (vii) obtaining the approval of Solitario’s shareholders in accordance with the terms of the Arrangement Agreement.

  Further, Solitario has agreed to honour all rights to indemnification or exculpation existing in favor of present and former officers and directors of Zazu and the Zazu subsidiaries as of the date of the Arrangement Agreement and acknowledges that such rights shall survive the completion of the Plan of Arrangement and shall continue in full force and effect for a period of not less than six years from the Effective Date.

  Mutual Covenants

  Zazu and Solitario have each provided covenants in favor of the other in respect of the Arrangement including covenants to: (i) use commercially reasonable efforts to satisfy the conditions precedent to its obligations under the Arrangement Agreement; (ii) use its commercially reasonable efforts to (A) obtain all approvals required to be obtained by it, (B) effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it in connection with the Arrangement, (C) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement and (D) cooperate with the other party in connection with the performance by it of its obligations under the Arrangement Agreement; (iii) use commercially reasonable efforts not to take or cause to be taken any action which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement; (iv) extend the expiration date of any Zazu options held by any Zazu directors, employees and consultants who are terminated or who resigns as a result of the completion of the Arrangement until the earlier of the expiration date as provided in such Zazu Option or 18 months from the Effective Date; and (v) use its commercially reasonable efforts to obtain all required Regulatory Approvals, and to cooperate with the other party in connection with all Regulatory Approvals sought by the other party.

20

  Covenants of Zazu Regarding Non-Solicitation

  Under the Arrangement Agreement, Zazu has agreed to certain non-solicitation covenants in favor of Solitario summarized below.

  Except as expressly contemplated by the Arrangement Agreement, until the earlier of the Effective Time or the date, if any, on which the Agreement is terminated pursuant to the Arrangement Agreement, Zazu has agreed not to and has agreed to cause its Representatives to not, directly or indirectly through any other person:

(f)	make, initiate, assist, solicit, promote, entertain or encourage (including by way of furnishing or affording access to information or any site visit or entering into any oral or written form of agreement, arrangement or understanding), or take any other action that facilitates, directly or indirectly, any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal (as defined) or that reasonably could be expected to constitute or lead to an Acquisition Proposal; or
(g)	participate, directly or indirectly, in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than Solitario and its subsidiaries) regarding an Acquisition Proposal or that reasonably could be expected to constitute or lead to an Acquisition Proposal, provided, however, that Zazu will be entitled to advise such person of the existence of the Arrangement Agreement or advise such person that their proposal does not constitute a Superior Proposal (as defined) and is not reasonably expected to constitute or lead to a Superior Proposal; or
(h)	remain neutral with respect to, or agree to, approve or recommend, or propose publicly to agree to, approve or recommend any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period exceeding two business days after such Acquisition Proposal has been publicly announced will be deemed to constitute a violation of this provision); or
(i)	make or propose publicly to make a Change of Recommendation (as defined); or
(j)	accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any Acquisition Proposal or potential Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by and in accordance with the Arrangement Agreement); or
(k)	make any public announcement or take any other action inconsistent with, or that could reasonably be likely to be regarded as detracting from, the approval, recommendation or declaration of advisability of the Zazu Board of the transactions contemplated hereby.

  Zazu and its Representatives (as defined) and its subsidiaries and their Representatives have agreed to immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any person (other than Solitario and its subsidiaries) conducted prior to the date of the Arrangement Agreement by Zazu or any of its Representatives or its subsidiaries or any of their Representatives with respect to any Acquisition Proposal and, in connection therewith, Zazu has agreed to discontinue access to any of its confidential information, including access to any data room, virtual or otherwise, to any person (other than access by Solitario and its Representatives).

  In the event that Zazu receives a bona fide written Acquisition Proposal from any person prior to its special meeting of shareholders that was not solicited by Zazu, that did not otherwise result from a breach of the Arrangement Agreement and where such person making the Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to an existing standstill or similar restriction, and subject to Zazu’s compliance with the Arrangement Agreement, Zazu and its Representatives may (i) furnish information with respect to it to such person pursuant to an Acceptable Confidentiality Agreement, provided that (x) Zazu provides a copy of such Acceptable Confidentiality Agreement (as defined) to Solitario promptly upon its execution and prior to furnishing any such information; and (y) Zazu contemporaneously provides to Solitario any non-public information concerning Zazu that is provided to such person which was not previously provided to Solitario or its Representatives, and (ii) participate in any discussions or negotiations regarding such Acquisition Proposal; provided, however, that, prior to taking any action described in clauses (i) or (ii) above, the Zazu Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or would be reasonably expected to constitute or lead to a Superior Proposal. Zazu is not prevented from contacting a person who makes an unsolicited Acquisition Proposal to clarify the terms of such Acquisition Proposal.

21

  Zazu has agreed to promptly (and, in any event, within 24 hours) notify Solitario, at first orally and thereafter in writing, of any Acquisition Proposal (whether or not in writing) received by Zazu, any inquiry received by Zazu that could reasonably be expected to lead to an Acquisition Proposal, or any request received by Zazu for non-public information relating to Zazu in connection with an Acquisition Proposal or for access to the properties, books or records of Zazu by any person that informs Zazu that it is considering making an Acquisition Proposal, and such notice will include a copy of the Acquisition Proposal, a description of the material terms and conditions of such inquiry or request and the identity of the person making such Acquisition Proposal, inquiry or request, and promptly provide to Solitario such other information concerning such Acquisition Proposal, inquiry or request as Solitario may reasonably request. Zazu has agreed to keep Solitario promptly and fully informed of the status and details (including all amendments) of any such Acquisition Proposal, inquiry or request.

  Except as expressly permitted by the Arrangement Agreement, neither the Zazu Board, nor any committee thereof will permit Zazu to accept or enter into any Acquisition Agreement requiring Zazu to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any person proposing an Acquisition Proposal in the event that Zazu completes the transactions contemplated the Arrangement Agreement or any other transaction with Solitario or any of its affiliates.

  In the event Zazu receives a bona fide written Acquisition Proposal that is a Superior Proposal from any person prior to the special meeting of Zazu shareholders to consider the Arrangement and related matters (the “Zazu Meeting”), then the Zazu Board may, prior to the special meeting of Zazu shareholders, withdraw, modify, qualify or change in a manner adverse to Solitario its approval or recommendation of the Arrangement and/or approve or recommend such Superior Proposal or enter into an Acquisition Agreement with respect to such Superior Proposal but only if:

(a)	Zazu has given written notice to Solitario that it has received such Superior Proposal and that the Zazu Board has determined that (x) such Acquisition Proposal constitutes a Superior Proposal and (y) the Zazu Board intends to withdraw, modify, qualify or change in a manner adverse to Solitario its approval or recommendation of the Arrangement (including the recommendation that the Zazu Shareholders vote in favor of the Arrangement Resolution), and/or enter into an Acquisition Agreement with respect to such Superior Proposal in each case promptly following the making of such determination, together with a summary of the material terms of any proposed Acquisition Agreement or other agreement relating to such Superior Proposal (together with a copy of such agreement and any ancillary agreements) to be executed with the person making such Superior Proposal;
(b)	a period of five full business days (such period being the "Superior Proposal Notice Period") will have elapsed from the date Solitario received the notice from Zazu. During the Superior Proposal Notice Period, Solitario will have the right, but not the obligation, to propose to amend the terms of the Arrangement Agreement and the Arrangement;
(c)	Zazu did not breach any provision of the Arrangement Agreement in connection with the preparation or making of such Acquisition Proposal and Zazu has complied with the other terms of the Arrangement Agreement;
(d)	the Zazu Board has determined that such Acquisition Proposal remains a Superior Proposal compared to the Arrangement as proposed to be amended by Solitario;
(e)	Zazu concurrently terminates the Arrangement Agreement in accordance with its terms; and
(f)	Zazu has previously, or concurrently will have, paid to Solitario the Termination Fee (as defined).

22

  The Zazu Board has agreed to review in good faith any offer made by Solitario to amend the terms of the Arrangement Agreement and the Arrangement in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal. Zazu has further agreed that, subject to Zazu’s disclosure obligations under applicable Securities Laws, the fact of the making of, and each of the terms of, any such proposed amendments will be kept strictly confidential and will not be disclosed to any person (including without limitation, the person having made the Superior Proposal), other than Zazu’s Representatives, without Solitario's prior written consent. If the Zazu Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of the amendments proposed by Solitario, Zazu will forthwith so advise Solitario and will promptly thereafter accept the offer by Solitario to amend the terms of the Arrangement Agreement and the Arrangement and Zazu and Solitario agree to take such actions and execute such documents as are necessary to give effect to the foregoing. If the Zazu Board continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal and therefore rejects Solitario's offer to amend the Arrangement Agreement and the Arrangement, if any, Zazu may, subject to compliance with the other provisions the Arrangement Agreement, terminate the Arrangement Agreement to enter into an Acquisition Agreement in respect of such Superior Proposal.

  Each successive modification of any Superior Proposal will constitute a new Superior Proposal for the purposes of the Arrangement Agreement and will require a new five full Business Day Superior Proposal Notice Period. If the Meeting is scheduled to occur during a Superior Proposal Notice Period, upon the request of Solitario, Zazu will, adjourn or postpone the Zazu Meeting to (i) a date specified by Solitario that is not later than six business days after the date on which the Zazu Meeting was originally scheduled to be held, or (ii) if Solitario does not specify such date to the sixth day after the date on which the Zazu Meeting was originally scheduled to be held.

  The Zazu Board has agreed to reaffirm its recommendation in favor of the Arrangement by news release promptly after (A) the Zazu Board has determined that any Acquisition Proposal is not a Superior Proposal if the Acquisition Proposal has been publicly announced or made; or (B) the Zazu Board makes the determination that an Acquisition Proposal that has been publicly announced or made and which previously constituted a Superior Proposal has ceased to be a Superior Proposal. Solitario will be given a reasonable opportunity to review and comment on the form and content of any such news release. Such news release will state that the Zazu Board has determined that such Acquisition Proposal is not a Superior Proposal.

  Zazu has agreed not to become a party to any Contract (as defined) with any person that limits or prohibits Zazu from (x) providing or making available to Solitario and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement as set out in the Arrangement Agreement or (y) providing Solitario and its affiliates and Representatives with any other information required to be given to it by Zazu under the Arrangement Agreement.

  Zazu has further agreed (i) not to release any persons from, or terminate, modify, amend or waive the terms of, any confidentiality agreement or standstill agreement or standstill provisions in any such confidentiality agreement that Zazu entered into prior to the date hereof, (ii) to promptly and diligently enforce all standstill, non- disclosure, non-disturbance, non-solicitation and similar covenants that it has entered into prior to the date hereof or enter into after the date hereof. Zazu will forthwith, if provided for in a confidentiality agreement with such person, request the return or destruction of all information provided to any third party that, has entered into a confidentiality agreement with Zazu to the extent that such information has not previously been returned or destroyed, and will use all commercially reasonable efforts to ensure that such requests are honoured.

  The Zazu Board will have the right to respond, within the time and in the manner required by applicable Securities Laws, to any take-over bid or tender or exchange offer made for the Zazu Shares that it determines is not a Superior Proposal.

  Zazu has agreed to be held responsible for any breach of the non-solicitation provisions described above by any of its Representatives.

23

  Representations and Warranties

  The Arrangement Agreement contains certain representations and warranties of Zazu and its subsidiaries, as applicable, relating to the following: organization and qualification; subsidiaries; authority relative to the Arrangement Agreement; no other required approvals or consents for the Arrangement Agreement; no violation of or conflict with Zazu’s constating documents, Authorization (as defined) or Laws (as defined), among other things, as a result of the execution and delivery and performance of its obligations under the Arrangement Agreement; no right of a third party to purchase Zazu assets; capitalization and listing of Zazu Shares; reporting issuer status and securities law matters; financial statements; undisclosed liabilities; auditors; absence of certain changes since December 31, 2016; compliance with laws; permits; no litigation; no insolvency; operational matters; title to Zazu Mineral Rights (as defined); ownership of Zazu Real Property Interests (as defined) and Zazu Mineral Rights; no expropriation on any Zazu Property (as defined); mineral reserves and resources for the Zazu Real Property Interests (as defined) and the Zazu Mineral Rights; the Zazu Technical Report (as defined); relationship with NGOs (as defined) or community groups; First Nations (as defined) claims; taxes; status of Zazu Material Contracts; employment agreements; employment withholdings; healthy and safety; employee benefit plans; severance payments; environmental matters; insurance; books and records; non-arm’s length transactions; no other financial advisors or brokers; receipt of the Zazu Fairness Opinion; status of data room information; Zazu Board approval; no other shareholder’s rights plan; arrangements with Zazu Securityholders (as defined); relationship with Zazu customers, suppliers, distributors and sales representatives; United States matters; no restrictions on business activities; confidentiality agreements; internal controls and disclosure; and completeness and accuracy of information provided to Solitario or its representatives.

  The Arrangement Agreement contains certain representations and warranties of Solitario and its subsidiaries, as applicable, relating to the following: organization and qualification; subsidiaries; authority relative to the Arrangement Agreement; no other required approvals or consents for the Arrangement Agreement; no violation of or conflict with Solitario’s constating documents, Authorization or Laws, among other things, as a result of the execution and delivery and performance of its obligations under the Arrangement Agreement; no right of a third party to purchase Zazu assets; capitalization and listing of Solitario Shares; issuance of Solitario Arrangement Shares; reporting issuer status and securities law matters; financial statements; undisclosed liabilities; auditors; absence of certain changes since December 31, 2016; compliance with laws; permits; no litigation; no insolvency; operational matters; title to Solitario Real Property Interests and Solitario Mineral Rights (as defined); ownership of Solitario Real Property Interests (as defined) and Solitario Mineral Rights (as defined); no expropriation on any Solitario Property (as defined); mineral reserves and resources for the Solitario Real Property Interests and the Solitario Mineral Rights; the Solitario Technical Report; relationship with NGOs or community groups; taxes; status of Solitario Contracts; environmental matters; insurance; non-arm’s length transactions; no other financial advisors or brokers; receipt of the Fairness Opinion; status of data room information; Zazu Board approval; no other shareholder’s rights plan; arrangements with Zazu Securityholders; relationship with Zazu customers, suppliers, distributors and sales representatives; United States matters; no restrictions on business activities; internal controls and disclosure; and completeness and accuracy of information provided to Solitario or its representatives.

  The representations and warranties of Zazu and Solitario do not survive the completion of the Arrangement and expire and are terminated on the earlier of the Effective Time and the date the Arrangement Agreement is terminated in accordance with its terms.

  Conditions to Closing

  Mutual Conditions Precedent

  Under the terms of the Arrangement Agreement, Solitario and Zazu agreed that the respective obligations of Zazu and Solitario to complete the Arrangement are subject to the satisfaction, or mutual waiver by each of Solitario and Zazu, on or before the Effective Date, of each of the following conditions, each of which are for the mutual benefit of Zazu and Solitario and which may be waived, in whole or in part, by Solitario and Zazu at any time:

(a)	the Arrangement Resolution will have been approved by the Zazu Shareholders at a special meeting in accordance with the Interim Order and applicable Laws and the Capital Reduction Resolution (as defined) will have been approved by the Zazu Shareholders;
24

(b)	the requisite approval by Solitario’s shareholders will have been received from the shareholders of Solitario;
(c)	each of the Interim Order and Final Order will have been obtained in form and substance satisfactory to each of Zazu and Solitario, each acting reasonably, and will not have been set aside or modified in any manner unacceptable to either Zazu or Solitario, each acting reasonably, on appeal or otherwise;
(d)	the necessary conditional approvals or equivalent approvals, as the case may be, of the TSX and the NYSE MKT will have been obtained for the listing of the Solitario Arrangement Shares to be issued pursuant to the Arrangement;
(e)	no Law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding will otherwise have been taken under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement;
(f)	the Solitario Arrangement Shares to be issued pursuant to the Arrangement will be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof and pursuant to exemptions from applicable state securities Laws, provided, however, that Zazu will be not entitled to this benefit, and will be deemed to have waived such condition in the event that Zazu fails to advise the Court prior to hearing in respect of the Interim Order that Solitario intends to rely on the exemption from registration afforded by Section 3(a)(10) of the U.S. Securities Act based on the Court's approval of the Arrangement and comply with the requirements of the Arrangement Agreement and the Final Order will reflect such reliance; and
(g)	the Arrangement Agreement will not have been terminated in accordance with its terms.

  Conditions in Favor of Zazu

  The obligations of Zazu to complete the Arrangement are also subject to the satisfaction, or waiver by Zazu, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of Zazu and which may be waived by Zazu at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that Zazu may have:

(a)	Solitario will have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;
(b)	the representations and warranties of Solitario will be true and correct (disregarding all materiality or Solitario Material Adverse Effect qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except (i) as affected by transactions, changes, conditions, events or circumstances expressly permitted by the Arrangement Agreement or (ii) for breaches of representations and warranties (other than those regarding mineral rights and ownership in respect of the Bongará Project) which have not had and would not reasonably be expected to have, individually or in the aggregate, a Solitario Material Adverse Effect (as defined) or prevent or significantly impede or materially delay the completion of the Arrangement, it being understood that it is a separate condition precedent to the obligations of Zazu hereunder that the representations and warranties made by Solitario in respect of the Bongará Project regarding mineral rights and ownership must be accurate in all respects when made and as of the Effective Date;
(c)	the Solitario Board be reconstituted to consist of six members, including two nominees appointed by Zazu;
25

(d)	Solitario will have complied with its obligations regarding the issuance of the Solitario Arrangement Shares and the Depositary (as defined) will have confirmed receipt of the Solitario Arrangement Shares;
(e)	the approval of the listing and posting for trading on the TSX and NYSE MKT of the Solitario Arrangement Shares, subject only to the satisfaction of the customary listing conditions of the TSX or NYSE MKT, as the case may be;
(f)	there will not have occurred, prior to the date hereof a Solitario Material Adverse Effect that has not been publicly disclosed or disclosed to Zazu in writing by Solitario prior to the date hereof and, between the date hereof and the Effective Date, there has not occurred a Solitario Material Adverse Effect or any event, occurrence, circumstance or development that would reasonably be expected to have a Solitario Material Adverse Effect;
(g)	all waivers, consents, permits, approvals, releases, licences or authorizations under or pursuant to any Solitario Material Contract which Solitario has determined are necessary in connection with the completion of the Arrangement, will have been obtained on terms which are satisfactory to Solitario, acting reasonably; and
(h)	none of the Solitario Support Agreements will have been terminated and none of the directors and officers of Solitario will have breached, in any material respect, any of the representations, warranties and covenants thereof.

  Conditions in Favor of Solitario

  The obligations of Solitario to complete the Arrangement are also subject to the satisfaction, or waiver by Solitario, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of Solitario and which may be waived by Solitario at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that Solitario may have:

(a)	Zazu will have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;
(b)	the representations and warranties of Zazu in Schedule D to the Arrangement Agreement will be true and correct (disregarding all materiality or Zazu Material Adverse Effect (as defined) qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except (i) as affected by transactions, changes, conditions, events or circumstances expressly permitted by the Arrangement Agreement or (ii) for breaches of representations and warranties (other than those regarding capitalization, mineral rights and ownership) which have not had and would not reasonably be expected to have, individually or in the aggregate, a Zazu Material Adverse Effect or prevent or significantly impede or materially delay the completion of the Arrangement, it being understood that it is a separate condition precedent to the obligations of Solitario hereunder that the representations and warranties made by Zazu in regarding capitalization (except for those changes resulting from the exercise or conversion of any securities of Zazu into Zazu Shares), mineral rights and ownership must be accurate in all respects when made and as of the Effective Date;
(c)	Zazu Shareholders will not have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, in connection with the Arrangement (other than Zazu Shareholders representing not more than 5% of the Zazu Shares then outstanding);
(d)	there will not have occurred, prior to the date hereof a Zazu Material Adverse Effect that has not been publicly disclosed or disclosed to Solitario in writing by Zazu prior to the date hereof and, between the date hereof and the Effective Date, there has not occurred a Zazu Material Adverse Effect or any event, occurrence, circumstance or development that would reasonably be expected to have a Zazu Material Adverse Effect;
(e)	all waivers, consents, permits, approvals, releases, licences or authorizations under or pursuant to any Zazu Material Contract which Solitario has determined are necessary in connection with the completion of the Arrangement, will have been obtained on terms which are satisfactory to Solitario, acting reasonably;

26

(f)	the Plan of Arrangement will not have been modified or amended in a manner adverse to Solitario without Solitario’s consent in its sole and absolute discretion;
(g)	there will not be pending or threatened in writing any Proceeding by any Governmental Authority or any other person that is reasonably likely to result in any:
(i)	prohibition or restriction on the acquisition by Solitario of any Zazu Shares or the completion of the Arrangement or any person obtaining from any of Zazu or Solitario any material damages directly in connection with the Arrangement;
(ii)	prohibition or material limit on the ownership by Solitario of Zazu or any material portion of their respective businesses; or
(h)	imposition of limitations on the ability of Solitario to acquire or hold, or exercise full rights of ownership of, any Zazu Shares, including the right to vote such Zazu Shares; and
(i)	none of the Zazu Voting Agreements will have been terminated and none of the Locked-Up Shareholders will have breached, in any material respect, any of the representations, warranties and covenants thereof.

  Termination of the Arrangement Agreement

  Zazu and Solitario have agreed that the Arrangement Agreement may be terminated at any time prior to the Effective Times:

(a)	by mutual written consent of Zazu and Solitario.
(b)	by either Zazu or Solitario at any time prior to the Effective Time:
(i)	if the Effective Time does not occur on or before the Outside Date (as defined) except that the right to terminate the Arrangement Agreement for this purpose is not be available to either Zazu or Solitario if its failure to fulfil any of its obligations or breach of any of its representations and warranties under the Arrangement Agreement has been a principal cause of, or resulted in, the failure of the Effective Time to occur by such date;
(ii)	if the Zazu Meeting is held and the Arrangement Resolution is not approved by the Zazu Shareholders in accordance with applicable Laws and the Interim Order;
(iii)	if any Law makes the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited, and such Law has become final and non-appealable, or
(iv)	if approval of the issuance of the Solitario Arrangement Shares is not approved by the shareholders of Solitario and in accordance with applicable Laws.
27

(c)	by Solitario at any time prior to the Effective Time if:
(i)	either (A) the Zazu Board fails to publicly make a recommendation that the Zazu Shareholders vote in favor of the Arrangement Resolution as required by the Arrangement Agreement or Zazu or the Zazu Board withdraws, modifies, qualifies or changes in a manner adverse to Solitario its approval or recommendation of the Arrangement (it being understood that publicly taking no position or a neutral position by Zazu and/or the Zazu Board with respect to an Acquisition Proposal for a period exceeding two Business Days after an Acquisition Proposal has been publicly announced will be deemed to constitute such a withdrawal, modification, qualification or change), (B) Solitario requests that the Zazu Board reaffirm its recommendation that the Zazu Shareholders vote in favor of the Arrangement Resolution and the Zazu Board will not have done so by the earlier of (x) the second Business Day following receipt of such request and (y) the Zazu Meeting (each of the foregoing a “Change of Recommendation”), (C) Zazu and/or the Zazu Board accepts, approves, endorses or recommends any Acquisition Proposal, (D) Zazu enters into an Acquisition Agreement in respect of any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by the Arrangement Agreement) or (E) Zazu or the Zazu Board publicly proposes or announces its intention to do any of the foregoing;

(ii)	Zazu breaches any of its material obligations or material covenants set forth in the Arrangement Agreement;
(iii)	Zazu breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, which breach would cause any of the conditions for the benefit of Solitario not to be satisfied, provided, however, that Solitario is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in the Arrangement Agreement in favor of Zazu not to be satisfied;
(iv)	a Zazu Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Zazu Material Adverse Effect has occurred;
(v)	Zazu delivers to Solitario a written notice in respect of a Superior Proposal;
(vi)	the Zazu Meeting has not occurred by July 31, 2017; or
(vii)	the Zazu Board proposes to approve and authorize, or approves and authorizes Zazu to enter into, a definitive agreement providing for the implementation of a Superior Proposal prior to the Zazu Meeting; or
(d)	by Zazu at any time prior to the Effective Time if:
(i)	the Zazu Board approves, and authorizes Zazu to enter into, a definitive agreement providing for the implementation of a Superior Proposal prior to the Zazu Meeting, subject to Zazu complying with the terms of the Arrangement Agreement and payment of the Termination Fee and provided that the Zazu Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that such definitive agreement constitutes a Superior Proposal; or
(ii)	the Solitario Annual Meeting has not occurred by July 31, 2017; or
(iii)	Solitario breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, which breach would cause any of the conditions for the benefit of Zazu not to be satisfied, provided, however, that Zazu is not then in breach of the Arrangement Agreement so as to cause any of the conditions for the benefit of Solitario not to be satisfied; or
(iv)	a Solitario Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Solitario Material Adverse Effect has occurred.

28

  Termination Fees

  Zazu Termination Fee Event

  If a Zazu Termination Fee Event (as defined below) occurs, Zazu has agreed to pay a termination fee of $750,000 (the “Termination Fee”) to Solitario in accordance with the Arrangement Agreement.

  For the purposes of the Arrangement Agreement, a “Zazu Termination Fee Event” means any of the following events:

(a)	an Acquisition Proposal will have been made public or proposed publicly to Zazu or the Zazu Shareholders after the date hereof and prior to the Zazu Meeting, and
(i)	either Zazu or Solitario will have exercised its respective termination right in the circumstances described above in paragraph (b)(i) and (b)(ii) under the heading “Termination of the Arrangement Agreement”, and
(ii)	Zazu will have (x) completed any Acquisition Proposal within twelve months after the Arrangement Agreement is terminated or (y) entered into an Acquisition Agreement in respect of any Acquisition Proposal or the Zazu Board will have recommended any Acquisition Proposal, in each case, within twelve months after the Arrangement Agreement is terminated, which Acquisition Proposal in either case, as it may be modified or amended, is subsequently completed (whether before or after the expiry of such twelve-month period);

  provided, however, that all references to “20%” in the definition of Acquisition Proposal will be changed to “50%”

(b)	the Arrangement Agreement will have been terminated by Solitario in the circumstances described above in paragraph (c)(i) and (c)(ii) under the heading “Termination of the Arrangement Agreement”; or
(c)	the Arrangement Agreement will have been terminated by Solitario in the circumstances described above in paragraph (c)(iii), (c)(vi) or (c)(vii) under the heading “Termination of the Arrangement Agreement” and Zazu will have (x) completed any Acquisition Proposal within twelve months after the Arrangement Agreement is terminated or (y) entered into an Acquisition Agreement in respect of any Acquisition Proposal or the Zazu Board will have recommended any Acquisition Proposal, in each case, within twelve months after the Arrangement Agreement is terminated, which Acquisition Proposal in either case, as it may be modified or amended, is subsequently completed (whether before or after the expiry of such twelve month period); and
(d)	the Arrangement Agreement will have been terminated by Zazu in the circumstances described above in paragraph (d)(i) under the heading “Termination of the Arrangement Agreement”

  Zazu has agreed to pay the Zazu Termination Fee to Solitario:

(a)	on or prior to completion of the applicable Acquisition Proposal in the case of a Zazu Termination Fee Event in the circumstances described above in paragraph (a)(i) and (a)(iii) under the heading “Termination of the Arrangement Agreement”;
(b)	within one business day following termination of the Arrangement Agreement in the circumstances described above in paragraph (a)(ii) under the heading “Termination of the Arrangement Agreement”, or
(c)	prior to or concurrent with termination of the Arrangement Agreement in the circumstances described above in paragraph (a)(iv) under the heading “Termination of the Arrangement Agreement”.

29

  If Zazu does not have sufficient financial resources to pay the Zazu Termination Fee, then it will be a condition of (i) any Superior Proposal described above in paragraph (a)(iii) and (a)(iv) under the heading “Termination of the Arrangement Agreement”, and (ii) any share or asset acquisition referred to in Section in the circumstances described above in paragraph (a)(i)(B) and (a)(iii) under the heading “Termination of the Arrangement Agreement” where Zazu has entered into any agreement to support such share acquisition or to transfer such assets, as applicable, that the person making such Superior Proposal or acquisition, as applicable, will advance or otherwise provide to Zazu the cash required for Zazu to pay the Termination Fee, which amount will be so advanced or provided prior to the date on which Zazu is required to pay the Termination Fee. Zazu will not be required to pay more than one Zazu Termination Fee.

  Zazu and Solitario have agreed that the payment of a Termination Fee is the sole and exclusive remedy of Solitario in respect of the event giving rise to such payment, provided, however, that no payment of any such amount, will relieve or have the effect of relieving Zazu in any way from liability for damages incurred or suffered by Solitario as a result of an intentional or wilful breach of the Arrangement Agreement, including the intentional or wilful making of a misrepresentation in the Arrangement Agreement and nothing will preclude Solitario from seeking injunctive relief to restrain the breach or threatened breach of the covenants or agreements set forth in the Arrangement Agreement or the Confidentiality Agreement or otherwise to obtain specific performance of any of such acts, covenants or agreements, without the necessity of posting a bond or security in connection therewith.

  Solitario Termination Fee Event

  If a Solitario Termination Fee Event (as defined below) occurs, Solitario has agreed to pay the Termination Fee to Zazu in accordance with the Arrangement Agreement.

  For the purposes of the Arrangement Agreement, a “Solitario Termination Fee Event” means an Acquisition Proposal that has been made public or proposed publicly to Solitario or the Solitario Shareholders prior to the Solitario Meeting, and either Zazu or Solitario has exercised its termination rights in the circumstances described above in paragraph (b)(iv) under the heading “Termination of the Arrangement Agreement”, provided, however, all references to “Zazu” or “Zazu Shares” in the definition of Acquisition Proposal will be changed to “Solitario” and all references to “20%” in the definition of Acquisition Proposal will be changed to “50%”.

  Expenses and Expense Reimbursement

  Except as otherwise provided in the Arrangement Agreement, each of Zazu and Solitario will pay its respective legal and accounting costs, fees and expenses incurred in connection with the preparation, execution and delivery of the Arrangement Agreement and all documents and instruments executed pursuant to the Arrangement Agreement and any other costs, fees and expenses whatsoever and howsoever incurred, and will indemnify and save harmless the others from and against any claim for any broker's, finder's or placement fee or commission alleged to have been incurred as a result of any action by it in connection with the transactions hereunder.

  Amendments

  Amendments to the Arrangement Agreement

  The Arrangement Agreement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Time, be amended by written agreement of Zazu and Solitario without, subject to applicable Laws, further notice to or authorization on the part of the Zazu Shareholders, and any such amendment may, without limitation:

(a)	change the time for performance of any of the obligations or acts of Zazu or Solitario;
(b)	waive any inaccuracies or modify any representation, term or provision contained herein or in any document delivered pursuant hereto; or
(c)	waive compliance with or modify any of the conditions precedent or any of the covenants herein contained or waive or modify performance of any of the obligations of Zazu or Solitario, provided, however, that no such amendment may reduce or materially affect the consideration to be received by the Zazu Shareholders under the Arrangement without their approval at the Zazu special meeting of shareholders or, following such meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.

30

  Amendments to the Plan of Arrangement

  The Plan of Arrangement may by amended, modified or supplemented at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) approved by Solitario, (iii) filed with the Court and, if made following the Annual Meeting, approved by the Court, and (iv) communicated to or approved by the Zazu Shareholders if and as required by the Court.

  Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Zazu at any time prior to the Zazu Meeting (provided that Solitario has consented thereto) with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Zazu Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.

  Any amendment, modification or supplement to the Plan of Arrangement that is approved or directed by the Court following the Zazu Meeting will be effective only if such amendment, modification or supplement (i) is consented to by each of Zazu and Solitario and (ii) if required by the Court or applicable Law, is consented to by Zazu Shareholders voting in the manner directed by the Court.

  Any amendment, modification or supplement to the Plan of Arrangement may be made following the Effective Date unilaterally by Solitario provided that it concerns a matter which, in the reasonable opinion of Solitario, is of an administrative nature required to better give effect to the implementation of the Plan of Arrangement and is not adverse to the financial or economic interests of any former Zazu Shareholder.

  Solitario will be entitled to propose an amendment, modification or supplement to the Plan of Arrangement at any time prior to the Effective Time and, unless such proposal will be adverse to the financial or economic interests of any Zazu Shareholder, Zazu will propose and implement such amendment, modification or supplement as set out above.

  THIS SUMMARY OF THE TERMS OF THE ARRANGEMENT AGREEMENT AND THE ARRANGEMENT, AND THE DOCUMENTS RELATED TO THE ARRANGEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE ARRANGEMENT AND DOCUMENTS RELATED TO THE ARRANGEMENT. HOWEVER, IT IS NOT INTENDED AS A SUBSTITUTE FOR REVIEWING THE ARRANGEMENT AGREEMENT AND RELATED DOCUMENTS. THE ARRANGEMENT AGREEMENT AND THE TRANSACTION IS FURTHER DESCRIBED IN THE COMPANY’S PERIODIC FILINGS WITH THE SEC, INCLUDING SOLITARIO’S CURRENT REPORT ON FORM 8-K FILED ON MAY 1, 2017, AND THE DOCUMENTS FILED THEREWITH AS EXHIBITS, ARE INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT.

  Support Agreements

  Zazu Voting Agreements

  All of the directors and officers and certain securityholders of Zazu (the “Zazu Locked-Up Shareholders”) entered into Zazu Voting Agreements in which they agreed, subject to the terms of their respective Zazu Voting Agreements, to vote their Zazu Shares in favor of the Arrangement and the related Capital Reduction Resolution. Concurrently with the execution and delivery of the Arrangement Agreement, Zazu delivered to Solitario duly executed Zazu Voting Agreements from each of the Zazu Locked-Up Shareholders.

  Pursuant to the Zazu Voting Agreements, the Zazu Locked-Up Shareholders have agreed, until the termination of the Zazu Voting Agreements in accordance with their terms, that the Zazu Locked-Up Shareholders will:

(a)	at any meeting of securityholders of Zazu called to vote upon the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement is sought, the Zazu Locked-Up Shareholder will cause its Zazu Shares to be counted as present for purposes of establishing quorum and will vote (or cause to be voted) its Zazu Shares: thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement is sought, the Zazu Locked-Up Shareholder will cause its Zazu Shares to be counted as present for purposes of establishing quorum and will vote (or cause to be voted) its Zazu Shares:

31

(i)	in favor of the approval of the Arrangement and any other matter necessary for the consummation of the Arrangement;
(ii)	against any Acquisition Proposal and/or any matter that could reasonably be expected to delay, prevent, impede or frustrate the successful completion of the Arrangement and each of the transactions contemplated by the Arrangement Agreement;
(b)	the Zazu Locked-Up Shareholder will not, directly or indirectly, through any representative, agent or otherwise, and will not permit any such person to:
(i)	make, initiate, solicit, promote, entertain or encourage (including by way of furnishing or affording access to information or any site visit), or take any other action that facilitates, directly or indirectly, any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal or potential Acquisition Proposal;
(ii)	participate directly or indirectly in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than the Purchaser and its subsidiaries) regarding an Acquisition Proposal or potential Acquisition Proposal;
(iii)	agree to, approve or recommend, or propose publicly to agree, approve or recommend any Acquisition Proposal;
(iv)	withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify support for the transactions contemplated by the Arrangement Agreement;
(v)	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend any publicly disclosed Acquisition Proposal; or
(vi)	accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangement related to any Acquisition Proposal or potential Acquisition Proposal;
(c)	the Zazu Locked-Up Shareholder will immediately cease and cause to be terminated any existing solicitation, discussion or negotiation with any person (other than Solitario) by such Zazu Locked-Up Shareholder or, if applicable, any of its officers, directors, employees, representatives or agents with respect to any potential Acquisition Proposal, whether or not initiated by the Zazu Locked-Up Shareholder or any of its officers, directors, employees, representatives or agents;
(d)	the Zazu Locked-Up Shareholder agrees not to directly or indirectly (i) sell, transfer, assign, grant a participation interest in, option, pledge, hypothecate, grant a security interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement with respect to the Transfer of, any of its Zazu Shares or Zazu Option to any person, other than pursuant to the Arrangement Agreement, or (ii) grant any proxies or power of attorney, deposit any of its Zazu Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its Zazu Shares, other than pursuant to the Zazu Voting Agreement;
32

(e)	the Zazu Locked-Up Shareholder will not take any other action of any kind, directly or indirectly, which might reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of the transactions contemplated by the Arrangement Agreement;
(f)	the Zazu Locked-Up Shareholder will as a holder of Zazu Shares and Zazu Options cooperate with Zazu and Solitario to successfully complete the Arrangement and the other transactions contemplated by the Arrangement Agreement and to oppose any of the matters listed in (a)(ii) above;
(g)	the Zazu Locked-Up Shareholder will not exercise any rights of appraisal or rights of dissent from the Arrangement or the transactions contemplated by the Arrangement Agreement that the Zazu Locked-Up Shareholder may have; and
(h)	no later than ten business days prior to the date of the Zazu Meeting:
(i)	with respect to any Zazu Shares that are registered in the name of the Zazu Locked-Up Shareholder, the Zazu Locked-Up Shareholder will deliver or cause to be delivered a duly executed proxy or proxies directing the holder of such proxy or proxies to vote in favor of the Arrangement; and
(ii)	with respect to any Zazu Shares that are beneficially owned by the Zazu Locked-Up Shareholder but not registered in the name of the Zazu Locked-Up Shareholder, the Zazu Locked-Up Shareholder will deliver a duly executed voting instruction form to the intermediary through which the Zazu Locked-Up Shareholder holds its beneficial interest in the Zazu Shares instructing that the Zazu Shares be voted at the Zazu Meeting in favor of the Arrangement.

  The Zazu Voting Agreements do not restrict, limit or prohibit a Zazu Locked-Up Shareholder from exercising his fiduciary and other duties in his capacity as a director or officer; provided, however, that any such exercise is consistent with the Arrangement Agreement.

  The obligations under the Zazu Voting Agreements may be terminated:

(a)	at any time upon the written agreement of Solitario and the Zazu Locked-Up Shareholder;
(b)	By Solitario if: (i) any of the representations and warranties of the Zazu Locked-Up Shareholder in the Zazu Voting Agreement will not be true and correct in all material respects; or (ii) the Zazu Locked-Up Shareholder will not have complied with its covenants to Solitario contained in the Zazu Voting Agreement; or
(c)	by Solitario or the Zazu Locked-Up Shareholder if the Arrangement Agreement is terminated in accordance with its terms.

  The Zazu Locked-Up Shareholders, together with their associates and affiliates, own or exercise control or direction over an aggregate Zazu Shares and Zazu Options representing approximately 47% of the issued and outstanding Zazu securities (on a fully diluted basis) on such date.

  Solitario Voting Agreements

  All of the directors and officers of Solitario (the “Solitario Locked-Up Shareholders”) entered into Solitario Voting Agreements in which they agreed, subject to the terms of their respective Solitario Voting Agreements, to vote their Solitario Shares in favor of the issuance of the Solitario Arrangement Shares. Concurrently with the execution and delivery of the Arrangement Agreement, Solitario delivered to Zazu duly executed Solitario Voting Agreements from each of the Solitario Locked-Up Shareholders.

  Pursuant to the Solitario Voting Agreements, the Solitario Locked-Up Shareholders have agreed, until the termination of the Solitario Voting Agreements in accordance with their terms, that the Solitario Locked-Up Shareholders will:

(a)	at any meeting of securityholders of Solitario called to vote upon the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement is sought, the Solitario Locked-Up Shareholder will cause its Solitario Shares to be counted as present for purposes of establishing quorum and will vote its Solitario Shares:

33

(i)	in favor of the approval of the Arrangement and any other matter necessary for the consummation of the Arrangement; and
(ii)	against any Acquisition Proposal and/or any matter that could reasonably be expected to delay, prevent, impede or frustrate the successful completion of the Arrangement and each of the transactions contemplated by the Arrangement Agreement;
(b)	the Solitario Locked-Up Shareholder will not, directly or indirectly, through any representative, agent or otherwise, and will not permit any such person to:
(i)	make, initiate, solicit, promote, entertain or encourage (including by way of furnishing or affording access to information or any site visit), or take any other action that facilitates, directly or indirectly, any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal or potential Acquisition Proposal;
(ii)	participate directly or indirectly in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than the Purchaser and its subsidiaries) regarding an Acquisition Proposal or potential Acquisition Proposal;
(iii)	agree to, approve or recommend, or propose publicly to agree, approve or recommend any Acquisition Proposal;
(iv)	withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify support for the transactions contemplated by the Arrangement Agreement;
(v)	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend any publicly disclosed Acquisition Proposal; or
(vi)	accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangement related to any Acquisition Proposal or potential Acquisition Proposal;
(c)	the Solitario Locked-Up Shareholder will immediately cease and cause to be terminated any existing solicitation, discussion or negotiation with any person by such Solitario Locked-Up Shareholder or, if applicable, any of its officers, directors, employees, representatives or agents with respect to any potential Acquisition Proposal, whether or not initiated by the Solitario Locked-Up Shareholder or any of its officers, directors, employees, representatives or agents;
(d)	the Solitario Locked-Up Shareholder agrees not to directly or indirectly (i) Transfer or enter into any agreement, option or other arrangement with respect to the Transfer of, any of its Solitario Securities to any person, other than pursuant to the Arrangement Agreement, or (ii) grant any proxies or power of attorney, deposit any of its Solitario Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its Solitairo Securities, other than pursuant to the Solitario Voting Agreement;
34

(e)	the Solitario Locked-Up Shareholder will not take any other action of any kind, directly or indirectly, which might reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of the transactions contemplated by the Arrangement Agreement;
(f)	the Solitario Locked-Up Shareholder will as a holder of Solitario Securities cooperate with Solitario to successfully complete the Arrangement and the other transactions contemplated by the Arrangement Agreement and this Agreement and to oppose any of the matters listed in (a)(ii) above;
(g)	the Solitario Locked-Up Shareholder will not exercise any rights of appraisal or rights of dissent from the Arrangement or the transactions contemplated by the Arrangement Agreement that the Solitario Locked-Up Shareholder may have; and
(h)	no later than ten business days prior to the date of the Solitario Meeting:
(i)	with respect to any Solitario Shares that are registered in the name of the Solitario Locked-Up Shareholder, the Solitario Locked-Up Shareholder will deliver or cause to be delivered, in accordance with the instructions set out in the Circular, a duly executed proxy or proxies directing the holder of such proxy or proxies to vote in favor of the Arrangement; and
(ii)	with respect to any Solitario Shares that are beneficially owned by the Solitario Locked-Up Shareholder but not registered in the name of the Solitario Locked-Up Shareholder, the Solitario Locked-Up Shareholder will deliver a duly executed voting instruction form to the intermediary through which the Shareholder holds its beneficial interest in the Solitario Locked-Up Shareholder’s Shares, instructing that the Solitario Locked-Up Shareholder's Solitario Shares be voted at the Solitario Meeting in favor of the Arrangement.

  The obligations under the Solitario Voting Agreements may be terminated:

(a)	at any time upon the written agreement of Solitario and the Solitario Locked-Up Shareholder;
(b)	By Solitario if: (i) any of the representations and warranties of the Solitario Locked-Up Shareholder in the Solitario Voting Agreement will not be true and correct in all material respects; or (ii) the Solitario Locked-Up Shareholder will not have complied with its covenants to Solitario contained in the Solitario Voting Agreement; or
(c)	by Solitario or the Solitario Locked-Up Shareholder if the Arrangement Agreement is terminated in accordance with its terms.

  The Solitario Locked-Up Shareholders, together with their associates and affiliates, own or exercise control or direction over an aggregate of Solitario Shares representing approximately [7]% of the issued and outstanding Solitario Shares (on a fully diluted basis) on such date.

  Past Contacts, Transactions, or Negotiations

  Solitario on the one hand, and Zazu on the other hand have not previously had substantive discussions regarding a transaction involving a material transaction, business combination or any similar type of transaction between the two companies. Other than the Arrangement Agreement, and the documents and agreements entered into in connection therewith, there have been no past negotiations, transactions, or material contacts during the past two years between Solitario and Zazu.

  Reports, Opinions and Appraisals

  Solitario entered into an engagement letter with MRCC pursuant to which, among other things, MRCC agreed to provide Solitario with an opinion as to the fairness of the consideration to be paid by Solitario to effect the Arrangement, from a financial point of view, to Solitario (the “Fairness Opinion”).

  Qualifications and Independence of MRCC

  Solitario retained MRCC in April 2017 to review the terms of the Arrangement, and provide and deliver to the Board its opinion as to the fairness, from a financial point of view, of the consideration to be paid by Solitario’s shareholders pursuant to the Arrangement. Pursuant to its engagement, MRCC prepared the Fairness Opinion.

35

  MRCC is a licensed and registered Canadian investment dealer providing investment research, equity sales and trading, and investment banking services to a broad range of institutions and companies. MRCC has participated in a significant number of transactions involving public and private companies, including those in the mining sector, and has extensive experience in preparing fairness opinions.

  None of MRCC, its associates or affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)), or holds any securities of Solitario or its associates or affiliates. MRCC is not an advisor to any person or company with respect to the Arrangement. Other than pursuant to the engagement agreement related to the Fairness Opinion, MRCC has not previously provided any financial advisory services to Solitario or any of its respective associates or affiliates for which it has received compensation in the past 12 months. Other than the engagement agreement there are no understandings, agreements, or commitments between MRCC and Solitario.

  Conclusion of Fairness Opinion

  At a meeting held on April 26, 2017, MRCC provided the Board of Directors with an oral opinion that was subsequently confirmed in writing, that the consideration paid by Solitario to effect the Arrangement is fair, from a financial point of view, to the shareholders of Solitario. MRCC delivered to Solitario the written Fairness Opinion, which concluded, based upon the factors and qualifications set forth in the Fairness Opinion, that as at April 26, 2017, the consideration to be paid by the shareholders of Solitario pursuant to the Arrangement is fair, from a financial point of view, to the shareholders of Solitario.

  The Fairness Opinion is not intended to be, and does not constitute, a recommendation to any Solitario shareholder as to how to vote or act at the Annual Meeting. The Fairness Opinion was one of a number of factors taken into consideration by the Board of Directors in considering the Transaction.

  Scope of Review and Assumptions and Limitations

  The Fairness Opinion was rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date of the Fairness Opinion and the conditions, prospects, financial and otherwise, of Solitario, as they were reflected in the information and documents reviewed by MRCC and as they were presented to MRCC. In preparing the Fairness Opinion MRCC reviewed and relied upon various sources of information as set out in the “Scope of Review” section the Fairness Opinion, which included, among other things:

▪	certain public filings submitted by Solitario to securities commissions or similar regulatory authorities in Canada, which are available on the System for Electronic Document Analysis and Retrieval (“SEDAR”), including technical reports relating to Solitario’s resource properties, annual reports, material change reports, management information circulars and interim financial statements;
▪	press releases issued by Solitario through commercial newswires over the past 24 months;
▪	the current share price levels, recent share price levels, market capitalization and cash position and liabilities of Solitario;
▪	the financial terms, to the extent they are publicly available, of certain transactions of a nature comparable to the Arrangement, that MRCC considered to be relevant;
▪	certain public filings and other publicly available information of companies which are comparable in nature to Solitario, that MRCC considered to be relevant;
▪	meetings and discussions MRCC held with members of the Board where the Arrangement, the financial condition of Solitario, and certain other matters MRCC believed necessary or appropriate for the purpose of rendering this Fairness Opinion were discussed;
36

▪	a draft of the Arrangement Agreement in respect of the Arrangement;
▪	an officer’s certificate addressed to MRCC, from an officer of Solitario as to the completeness and accuracy of the information provided to MRCC by Solitario for the purposes of rendering this Fairness Opinion; and
▪	Such other information, analyses, investigations and discussions as MRCC considered necessary or appropriate in the circumstances.

  To the knowledge of the management and directors of Solitario, MRCC was not denied access by Solitario to any material information it requested specifically regarding Solitario and the Arrangement.

  In preparing the Fairness Opinion, MRCC relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions and representations obtained by it from publicly-available sources and from the Solitario’s officers and directors (collectively, the “Information”). The Fairness Opinion is conditional upon the completeness, accuracy and fair presentation of such Information. Subject to the exercise of professional judgment and except as expressly described herein, MRCC has not attempted to independently verify or investigate the completeness, accuracy or fair presentation of any of the Information. In addition, MRCC has assumed that the Arrangement will be consummated in accordance with the terms set forth in the Arrangement Agreement. Further, with respect to the financial information regarding Solitario, MRCC assumed that it had been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Solitario. MRCC has also assumed that all of the representations and warranties contained in Solitario’s engagement agreement are correct as of the date of the Fairness Opinion, that the Arrangement will be completed substantially in accordance with the Arrangement Agreement, and that the relevant public disclosures will satisfy all applicable legal requirements.

  Subsequent developments may affect the Fairness Opinion. MRCC has disclaimed any undertaking or obligation to amend or update the Fairness Opinion or to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to the attention of MRCC after the date of the Fairness Opinion.

  Availability of Fairness Opinion

  The Fairness Opinion will be made available for inspection and copying at the principal executive offices of Solitario during its regular business hours by any interested equity security holder of Solitario or representative who has been so designated in writing.

  Risk Factors Related to the Arrangement

  In evaluating the Arrangement, Solitario shareholders should carefully consider the following risk factors relating to the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement. Additional risks and uncertainties, including those currently unknown or considered immaterial by Solitario, may also adversely affect the Solitario Shares, and/or the business of Solitario following the Arrangement.

  Solitario and Zazu may not be able to complete the acquisition or may elect to pursue a different strategic transaction, which may not occur on commercially reasonably terms or at all. Solitario cannot assure you that the acquisition of Zazu will close in a timely manner or at all. The Arrangement Agreement is subject to many closing conditions and termination rights, including the requirement that Zazu’s shareholders approve the transaction and related matters. If Solitario does not complete the transactions contemplated by the Arrangement Agreement, the Solitario Board may elect to attempt to complete a different strategic transaction. Attempting to complete different strategic transactions would prove to be costly and time consuming, and Solitario cannot make any assurances that a future strategic transaction will occur on commercially reasonable terms or at all.

  The combined company may not realize the benefits from the transaction because of various challenges. The acquisition will involve the integration of companies that previously operated independently. Solitario’s ability to realize the anticipated benefits of the acquisition will depend, in part, upon the following:

    the ability of Solitario to successfully integrate Zazu’s business and processes with those of Solitario;
    how efficiently Solitario’s officers can manage the operations of the combined company;
    the amount of charges associated with the purchase accounting for the acquisition;
    economic conditions affecting both the general economy and the mining industry in particular; and
    the actual closing date of the acquisition.

37

  Some of these factors are also outside the control of either company. One or more of these factors could result in increased operating costs, lower revenues, lower earnings or losses or negative cash flows, any of which could reduce the price of Solitario’s stock, harming your investment.

  If the proposed acquisition is not consummated, Solitario will have incurred substantial costs that may adversely affect Solitario’s financial results and operations and the market price of Solitario Shares. Solitario has incurred and will incur substantial costs in connection with the proposed acquisition. These costs are primarily associated with the fees of financial advisors, attorneys and accountants. In addition, Solitario has diverted significant management resources in an effort to complete the acquisition. If the acquisition is not completed, Solitario will have incurred significant costs, including the diversion of management resources, for which it will have received little or no benefit. The completion of the acquisition is subject to several conditions and risks, including, among other things, the risk that either Zazu or Solitario will fail to obtain the required approvals. If the acquisition is not completed, the price of Solitario Shares may decline.

  The increased number of Solitario Shares as a result of the issuance of Solitario Shares pursuant to the proposed acquisition will dilute existing shareholders and may increase the volatility of Solitario’s share price. The issuance of the Solitario Arrangement Shares in connection with the Arrangement will increase the total number of shares outstanding from approximately 38 million shares to approximately 58 million outstanding shares and existing Solitario shareholders will be diluted as a result. In addition, although the increase in the total number of outstanding shares may increase liquidity in the market for Solitario Shares, there may be greater volatility of market prices in the near term pending the creation of a stable stockholder base. Any such volatility could result in a decline in the market price of Solitario Shares.

  The value of Solitario Shares may be adversely affected by any inability of the combined company to achieve the benefits expected to result from the completion of the Arrangement.  Achieving the benefits of the Arrangement will depend in part upon meeting the challenges inherent in the successful combination of business enterprises of the size and scope of Solitario and Zazu and the possible resulting diversion of management attention for an extended period of time. There can be no assurance that the combined company will meet these challenges and that such diversion will not negatively impact the operations of the combined company following the closing of the Arrangement.

  The combined company may not realize the benefits of its growth projects. As part of its strategy, the combined company will continue existing efforts and initiate new efforts to develop zinc and other mineral projects and will have a larger number of such projects as a result of the proposed acquisition. A number of risks and uncertainties are associated with the development of these types of projects, including political, regulatory, design, construction, labor, operating, technical and technological risks and uncertainties relating to capital and other costs and financing risks. The failure to successfully develop any of these initiatives could have a material adverse effect on the combined company’s financial position and results of operations.

  Regulatory Approvals

  The Zazu Shares are listed and posted for trading on the TSXV and the Solitario Shares are listed and posted for trading on the NYSE MKT and the TSX. Completion of the Arrangement is subject to the conditions, among others, that: (a) Zazu has received any required approval of the TSXV to the Arrangement; and (b) the Solitario Arrangement Shares have been authorized for listing on the NYSE MKT and the TSX. Zazu has notified the TSXV of the Arrangement. Solitario has applied to list the Solitario Arrangement Shares issuable to Zazu Shareholders under the Arrangement on the NYSE MKT and the TSX. Listing will be subject to fulfilling all the requirements of the NYSE MKT and the TSX. Further, as described in this Proxy Statement, a condition to closing the Arrangement is the receipt of approval from the Court.

  Completion of the Arrangement

  The effective date of the Arrangement is expected to be on or about July [●], 2017. However, it is possible that completion may be delayed beyond this date if the conditions to completion of the Arrangement cannot be met on a timely basis, but per the terms of the Arrangement Agreement in no event will completion of the Arrangement occur later than July 31, 2017, unless extended by mutual agreement between Zazu and Solitario in accordance with the terms of the Arrangement Agreement.

38

  Solitario after the Arrangement

  On completion of the Arrangement, Solitario will own, directly or indirectly, all of the outstanding Zazu Shares and it is expected that the business and operations of Zazu, will be managed and operated as a subsidiary of Solitario. Zazu Shareholders will become stockholders of Solitario and will hold approximately 34% of the issued and outstanding Solitario Shares after the Arrangement. Solitario will continue to own its other mineral assets, which as of the date of this Proxy Statement are its three mineral exploration properties in Peru, its Yanacocha royalty property in Peru, a retained royalty on the Pedra Branca project in Brazil, and a royalty on certain non-producing mineral claims in Montana.

  Following the Arrangement, the current executive officers of Solitario will continue to serve in their positions and Solitario does not expect to add any additional executive officers as a result of the completion of the Arrangement. Following the completion of the Arrangement, the Solitario Board of Directors will be expanded to six persons with two current Zazu board members, Mr. Atzmon and Mr. Crumb, filling those vacancies.

  Difference in Rights of Solitario Shareholders as a Result of the Arrangement

  There will be no change in the rights of holders of Solitario Shares as a result of the Arrangement.

  Tax Effects of the Arrangement

  The Arrangement is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code (the “Code”).  The income tax treatment of the Arrangement by Zazu shareholders will be dependent upon each shareholder’s income tax situation including, but not limited to, country of residence and the number of shares owned.  The Arrangement is not expected to have material tax consequences to shareholders of Solitario.

  Accounting Treatment of the Arrangement

  The Arrangement will be accounted for using the purchase method of accounting with Solitario as the acquirer.

  Pro Forma Information

  Attached as Appendix E are pro forma financial statements that give effect to the Arrangement.

  THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF THE SOLITARIO ARRANGEMENT SHARES IN CONNECTION WITH THE ARRANGEMENT.

  --------------------------------------------------------------

  PROPOSAL NO. 3: AMENDMENT OF THE 2013 SOLITARIO EXPLORATION & ROYALTY CORP. OMNIBUS STOCK INCENTIVE PLAN

  On April 22, 2013 the Board of Directors adopted the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan (as defined above, the “2013 Plan”) and reserved 1,750,000 shares of Solitario common stock for issuance under the 2013 Plan. On June 18, 2013 Solitario’s shareholders approved the adoption of the 2013 Plan.

  On April 26, 2017, the Solitario Board of Directors adopted, subject to shareholder approval, an amendment to the 2013 Plan to increase the number of shares reserved under the 2013 Plan from 1,750,000 to 5,750,000, and an amendment to make a technical clarification revision to the 2013 Plan of the application of Code § 162(m) in the 2013 Plan (as defined above, the “Plan Amendment”). The Board of Directors increased the shares reserved under the 2013 Plan to allow Solitario to grant the Replacement Options, and thereafter to allow the 2013 Plan to be utilized by Solitario for future grants to eligible recipients. The Plan Amendment is attached to this Proxy Statement as Appendix F. The Board’s adoption of the Plan Amendment to increase the number of shares reserved under the 2013 Plan is contingent upon receipt of shareholder approval of the Plan Amendment, and the completion of the Arrangement. The adoption of the Plan Amendment to make the technical clarification revision to the 2013 Plan of the application of Code § 162(m) is contingent only upon shareholder approval of the Plan Amendment.

39

  Shareholder approval of Plan Amendments is sought:  (I) to permit the Replacement Options to be granted, and thereafter afford Solitario the flexibility to grant stock-based incentives to new or existing officers, directors or employees of Solitario; (ii) to permit the issuance of options which will qualify as incentive options pursuant to the Code; and (iii) to comply with Section 711 of the NYSE MKT Company Guide, which requires shareholder approval of amendments to equity compensation plans in which officers, directors, employees, or consultants may participate. If the Solitario Shareholders do not approve the Plan Amendment, Solitario will be unable to grant the Replacement Options in full under the 2013 Plan and may have to negotiate an accommodation to the separate option holders of Zazu options.

  The Plan Amendment, if adopted, increases the number of Solitario Shares reserved for issuance under the 2013 Plan and clarifies the application of Code § 162(m), but does not otherwise serve to amend the terms, types of awards that may be granted, tax consequences, intent or administration of the 2013 Plan. The material terms of the 2013 Plan were described in Solitario’s definitive proxy statement dated April 29, 2013, a Current Report on Form 8-K dated June 18, 2013, and in subsequent reports filed by Solitario with the SEC. A copy of the 2013 Plan was filed as Exhibit 99.1 to the Current Report on Form 8-K dated June 18, 2013.

  The 2013 Plan is intended to provide incentives to officers, employees, consultants and advisers (including members of the Board of Directors), who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it.  The Board of Directors believes that this also helps to align the interests of its management, directors, employees and other personnel with the interests of shareholders.

  The 2013 Plan permits the granting of cash and equity-based awards to our directors, officers, employees, consultants, independent contractors and affiliates.  Equity-based awards are determined by the Committee and are granted only in compliance with applicable laws and regulatory policy.

  Administration

  The 2013 Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors, which we refer to herein as the “Committee.” The 2013 Plan is currently administered by the Board of Directors as a whole, although with respect to certain awards the Committee provides input and recommendations to the Board of Directors. The Committee administers the 2013 Plan and has the full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2013 Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2013 Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee.  Subject to the provisions of the 2013 Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the 2013 Plan and establish rules and regulations for the administration of the 2013 Plan.

  The Committee may delegate certain powers and duties under the 2013 Plan to an administrator, (the “Administrator”) who may be an officer or one or more directors (including a director who is also an officer of the Company), except that the Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act, or in a way that would violate Section 162(m) of the Code. The Board may also exercise the powers of the Committee at any time, so long as its actions would not violate Section 162(m) of the Code.

  Eligible Participants

  Any employee, officer, consultant, independent contractor or director providing services to Solitario or any of its affiliates is eligible to receive an award under the 2013 Plan.

40

  As of May [●], 2017, six employees (including three officers), and three non-employee directors of the Company were considered to be within the group of eligible persons who could receive awards under the 2013 Plan. Upon the closing of the Arrangement, and in accordance with the Arrangement Agreement, Solitario will grant the Replacement Options to a total of nine persons, which include officers, directors and other service providers of Zazu. Two of those receiving Replacement Options, Mr. Atzmon and Mr. Crumb, will serve as directors of Solitario upon closing of the Arrangement.

  Shares Available For Awards

  If the Plan Amendments are adopted, the aggregate number of Solitario Shares that may be issued under all equity-based awards made under the 2013 Plan will be 5,750,000 shares of common stock. In 2014, the Company issued a total of 50,562 restricted stock units under the 2013 Plan, these restricted stock units were converted to Solitario Shares upon their grant, and there are no outstanding stock options or other awards under the 2013 Plan. Currently, a total of 1,699,438 Solitario Shares are available for issuance of future awards under the 2013 Plan.

  In the event a change, such as a stock split, is made in our capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested awards in the number of shares subject to each outstanding option or other awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2013 Plan.   Provisions for adjusting the number of awards may be made in the event Solitario effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding common stock.  Awards may provide that in the event of the dissolution or liquidation of Solitario, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the award on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may provide that each award granted under the 2013 Plan shall terminate as of a date fixed by the Committee.

  If an award is terminated without the issuance of any shares or if shares covered by an award are not purchased or are forfeited, then the shares previously set aside for such award will be available for future awards under the 2013 Plan.  If an award is payable only in cash and does not entitle the holder to receive or purchase shares and is settled in cash then the award will not be counted against the aggregate number of shares available under the 2013 Plan.

  Types of Awards and Terms and Conditions

  The 2013 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”); and

•	restricted stock and restricted stock units.

  Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2013 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash or shares of our common stock or a combination of these in a single payment, installments or on a deferred basis as provided for and as applicable under the 2013 Plan. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR.  Fair market value per share under the 2013 Plan is the NYSE-MKT Closing Price, as defined in the 2013 Plan, on such date, provided, that if the actual transaction involving the shares occurs at a time when the NYSE MKT is closed for regular trading, then it shall be the most recent Closing Price.

  Incentive stock options must expire no later than 10 years after the date of grant or, for persons who own more than 10% of the total voting power of all classes of stock, no later than five years after the date of grant.  The term of all other awards shall be determined by the Committee.

41

  Stock Options. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price is payable in cash.

  Stock Appreciation Rights. The holder of an SAR is entitled to receive in cash the excess of the fair market value, calculated as of the exercise date, of an equivalent value of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

  Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee.

   Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2013 Plan will expire on April 21, 2023. No awards may be made after that date.  However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2013 Plan prior to expiration may extend beyond the expiration of the 2013 Plan through the award’s normal expiration date.

  The Board may amend, alter, suspend, discontinue or terminate the 2013 Plan at any time, although stockholder approval must be obtained for any action that would increase the number of shares of our common stock available under the 2013 Plan, increase the award limits under the 2013 Plan, or cause Section 162(m) of the Code to become unavailable with respect to the 2013 Plan.  Stockholder approval is also required for any action that requires stockholder approval under the rules and regulations of the Securities and Exchange Commission, the TSX or the NYSE MKT or any other securities exchange or the Financial Industry Regulatory Authority that are applicable to the Company.

  Award Expiration and Termination. Unless the terms of an Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (1) on the ninetieth (90th) day following Holder’s Separation for any reason except death, Disability or for Cause; or (2) immediately upon Separation as a result, in whole or in material part, of a discharge for Cause; or (3) on the first (1st) anniversary of a Separation by reason of death or Disability; or (4) in the case of a 10% Person, on the fifth (5th ) anniversary of the Date of Grant; or (5) on the tenth (10th) anniversary of the Date of Grant.

  Blackout periods. Notwithstanding any other provision of the 2013 Plan or any Award to the contrary, any exercise of disposition of any Award or any Reserved Share pursuant to the 2013 Plan shall be consistent with the Trading Restrictions and Blackout Periods policy stated within the Company’s Disclosure Policy, or such other applicable written policy as necessary. If the term of any Award granted under the 2013 Plan ends on a day occurring within a Blackout Period or within ten business days thereafter, such Award shall continue to be exercisable under the terms of the 2013 Plan up to 5:00 p.m. (Denver time) on the tenth business day following the end of such Blackout Period.

  Prohibition on Re-pricing Awards

  Without the approval of the Company’s stockholders, the Committee will not re-price, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means.

  Transferability of Awards

  Unless otherwise provided by the Committee, a SAR shall be transferable only to the extent, if any, provided in the agreement evidencing the SAR. All other Awards under the 2013 Plan may only be transferred by will or by the laws of descent and distribution.

42

  Federal Income Tax Consequences

    The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2013 Plan.  The following description applies to U.S. citizens and residents who receive awards under the 2013 Plan.  Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances.  In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

  Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

  Exercise of Incentive Stock Options.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise).  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

  If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

  Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received is taxable to the recipient as ordinary income and generally are deductible by us.

  Disposition of Acquired Shares.  The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option.  Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

  For an Award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of our common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

  Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of our common stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

43

    Deductibility of Executive Compensation under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

  The 2013 Plan has been designed to permit grants of options and SARs issued under the 2013 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or an SAR may be exempt from the $1,000,000 deduction limit. Grants of other Awards under the 2013 Plan may not so qualify for this exemption. The 2013 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

  2013 Plan Benefits and Stock Options Granted Under the 2013 Plan

  As of May [●], 2017 no options, or other awards are outstanding under the 2013 Plan. No current Solitario officer or director holds any options, and there are no definitive plans to grant any such persons awards.

  If Arrangement closes, and if the Replacement Options are granted in accordance with the terms of the Arrangement Agreement, Solitario will grant an aggregate of 1,782,430 options to persons who currently serve as Zazu officers, directors or other services providers. The Replacement Options will include grants to Mr. Atzmon and Mr. Crumb who are expected to serve on Solitario’s Board after completion of the Arrangement.

Name and Position	Dollar Value ($)	Total Number of Options
Non-Executive Directors	$9,000 (3)	589,380 (1)
Non-Executive Employee Group	$9,000 (3)	1,193,050 (2)

  (1) Represents aggregate grants to Messrs. Atzmon and Crumb if the Arrangement is completed.

  (2) Represents aggregate grants to persons who are not expected to continue to be officers or directors of Solitario after completion of the Arrangement if the Arrangement is completed.

  (3) Represents the intrinsic value of the in-the-money options, based upon the May 11, 2017 price of a share of Solitario common stock of $0.73, as quoted on the NYSE-MKT.

  Except for the Replacement Options, Solitario has no definitive plans to grant awards under the 2013 Plan. However, historically the granting of stock-based compensation through options has been an integral part of the compensation of Solitario’s officers and directors, and therefore, Solitario expects to make future awards to officers, directors and other personnel. Future grants under the 2013 Plan will be determined, and may vary from year to year and from participant to participant and are not determinable at this time. Such benefits or amounts to be received by or allocated will be determined by future action of the Company and are not determinable at this time.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN AMENDMENT

  --------------------------------------------------------------

  PROPOSAL NO. 4: APPROVAL OF GRANT OF REPLACMENT OPTIONS

  Pursuant to the Arrangement Agreement Solitario agreed to grant each holder of an outstanding option to acquire Zazu Shares (the “Zazu Options”) a replacement option to acquire Solitario Shares (as defined above, the “Replacement Options”). All Replacement Options will be granted pursuant to the 2013 Plan, and will be subject to the terms and conditions of the 2013 Plan. The Replacement Options will not be granted if Proposal No. 2 is not approved by the Solitario Shareholders or the Arrangement is not otherwise completed.

44

  The Arrangement Agreement provides that each outstanding Replacement Option will be deemed exchanged for a Replacement Option with the following terms:

(a)	exercisable to purchase a number of Solitario Shares equal to the product of 0.3572 multiplied by the number of Zazu Shares issuable on exercise of such Zazu Option immediately prior to the closing of het Arrangement;
(b)	with an exercise price per Solitario Share equal to the exercise price per share of such Zazu Option immediately prior to the Effective Time divided by the Exchange Ratio, rounded up to the nearest whole cent (provided that, if the foregoing calculation results in a Replacement Option being exercisable for a fraction of a Solitario Share, then the number of Solitario Shares subject to such Replacement Option will be rounded down to the next whole number of Solitario Shares); and
(c)	except as noted in (a) and (b), above, the term of expiration, conditions to and manner of exercise and other terms and conditions of the Replacement Option will be the same as the terms and conditions of the Zazu Options for which it is exchanged except that no Replacement Option will have a term in excess of 18 months from the date of grant of the Replacement Option and that such Replacement Option will be governed by the terms and conditions of the Solitario equity incentive plan(s) pursuant to which the Replacement Options are granted and, in the event of any inconsistency or conflict such equity incentive plans will govern.

  No Replacement Option will expire due to the holder ceasing to hold office or ceasing to be an employee or consultant and each such Replacement Option shall terminate on the earlier of (i) the date of expiration of the Zazu Option for which it was exchanged and (ii) the date 18 months after the Effective Date.

  In total, the Replacement Options will be awarded to nine persons who are currently officers, directors or other service providers of Zazu, and will entitle the holders, in the aggregate the right to acquire 1,782,428 shares of Solitario common stock. The exercise terms of the Replacement Options were determined on the basis of the product of 0.3572 multiplied by the number of Zazu Shares issuable on exercise of each Zazu Option immediately prior to the Effective Time for an exercise price per Solitario Share equal to the exercise price per share of each Zazu Option immediately prior to the Effective Time divided by 0.3572 and rounded up to the nearest whole cent. As a result, upon the Replacement Options being granted, Solitario will grant Replacement Options with the following exercise terms:

Number of Options	Expiration Date	Exercise Price:
357,200(1)	May 13, 2018	$2.24
425,068(2)	November 14, 2018	$1.96
785,840(3)	May 9, 2019(5)	$1.68
214,320(4)	August 13, 2020(5)	$0.70
(1)	Includes: (i) an option to acquire 71,440 shares to be granted to Mr. Atzmon; and (ii) an option to acquire 35,720 shares to be granted to Mr. Crumb. Subject to completion of the Arrangment, each of Mr. Atzmon and Mr. Crumb are expected to serve on the Solitario Board after completion of the Arrangement.
45

(2)	Includes: (i) an option to acquire 35,720 shares to be granted to Mr. Atzmon; and (ii) an option to acquire 89,300 shares to be granted to Mr. Crumb.
(3)	Includes an option to acquire 250,040 shares to be granted to Mr. Atzmon.
(4)	Includes an option to acquire 107,160 shares to be granted to Mr. Atzmon.
(5)	In accordance with the terms of the Arrangement Agreement, the term of these options will be reduced to a period that does not exceed 18 months from the date of grant of the Replacement Options.

  The Board of Directors believes that equity based compensation is an important and entirely appropriate element of the compensation of Board members. The Board believes that stock options (and other forms of equity compensation) may provide the means of ensuring the stability of the Board and further aligning the interests of Board members with those of Solitario and its shareholders. This stability and interest alignment is believed to be in the best interests of all shareholders. Moreover, the Board of Directors believes that reasonable severance agreements related to a change in control can also inure to the benefit of the Company by enhancing its ability to recruit, retain and motivate executives. Such severance arrangements related to a change in control for executives are a standard part of many compensation programs at other companies.

                 The grant of equity awards pursuant to the 2013 Plan is the responsibility of the Board (or a committee of the Board), as the Board believes it (or a committee of the Board) is in the best position to evaluate equity based awards to Board members, executive officers and other personnel. The Board believes that terms of the Replacement Options, as negotiated in accordance with the Arrangement Agreement, are reasonable and were a necessary element of the Arrangement Agreement. However, the grant of the Replacement Options is being submitted to the Solitario shareholders for approval in part because Solitario officers and directors have previously voluntarily surrendered for cancellation options granted to such persons, the Replacement Options are being granted in connection with an extraordinary transaction, and because the Board believes that it is good corporate governance to submit for shareholder approval the terms of the Replacement Options and may avoid the appearance of any impropriety with respect to the terms of the Replacement Options. Solitario does not expect to regularly submit to its shareholders for approval future grants of options or other equity awards to its officers, directors or other personnel.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE grant of the REPLACEMENT options.

  --------------------------------------------------------------

  PROPOSAL NO. 5: NAME CHANGE TO SOLITARIO ZINC CORP.

  If the Arrangement is completed Solitario is proposing to change its name to Solitario Zinc Corp. from Solitario Exploration & Royalty Corp.(the “Name Change Amendment”). If the Arrangement is completed, Solitario’s primary assets will be its interests in exploration projects primary focused on zinc: Those projects being the Bongará zinc project in Peru and the Lik zinc project in Alaska. As a result of this change in focus, Solitario is seeking a change in its corporate name to Solitario Zinc Corp. to better reflect the focus and direction of Solitario after the completion of the Arrangement. If the Arrangement is not completed, Solitario will not change its name.

  The Name Change Amendment will not change the terms or rights of holders of Solitario’s common stock or any existing corporate governance portions of Solitario’s Articles of Incorporation. The Secretary of State of Colorado has in place a procedure whereby a corporation may effect a name change, upon approval by the Board of Directors and shareholders by filing a simple form. If the Name Change Amendment is approved by the shareholders at the Annual Meeting, and if the Arrangement is approved and completed, Solitario expects to promptly file the name change with the Secretary of State of Colorado utilizing such form and Solitario will obtain a new CUSIP number for all existing shares in accordance with the rules and requirements of the TSX and NYSE MKT. If the Name Change Amendment is not approved, no action will be taken and the name of the Company will remain unchanged. We do not anticipate that current shareholders will be required to turn in their old certificates, or take any other action to allow for the trading of their current shares upon the approval of the Name Change Amendment.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NAME CHANGE AMENDMENT

46

  --------------------------------------------------------------

  PROPOSAL NO. 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION

  We are asking Solitario shareholders to approve an advisory resolution on the compensation program of our “Named Executive Officers” as disclosed in this Proxy Statement.

  As described more fully in the “Compensation Discussion and Analysis” below, our executive compensation program is structured to align the interests of our executive officers (each of whom is a shareholder of the Company) with those of our non-affiliated shareholders and to fairly reward them for creating shareholder value and for achieving our business objectives. Our primary objectives are to retain our executives, attract new executives as necessary and fairly compensate our current executives, including rewarding performance that supports our principles of building shareholder value, and we may also recognize individual performance from time to time.

  We believe that our executive compensation program, which relies on clear and simple objectives for executive performance and reward, has been effective at incenting our Named Executive Officers to further achievement of positive results and strong financial performance by the Company, appropriately aligning pay and performance and in enabling us to attract and retain talented executives within our industry.

  We are asking our shareholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal gives our shareholders the opportunity to express their views on our fiscal year 2016 executive compensation policies and procedures. It is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and procedures described in this Proxy Statement. Accordingly, In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) we are asking our shareholders to approve the following resolution:

  “RESOLVED THAT:

  Solitario shareholders approve the compensation of Solitario’s Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement for the 2017 annual meeting.”

  The advisory vote on executive compensation is not binding on the Company, our Board or our Compensation Committee. However, our Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation programs and may consider the outcome of the vote when making future compensation decisions.

  At the Company’s 2012 annual meeting of shareholders, the shareholders voted in favor of holding future advisory votes on the Company’s executive officer compensation program every year, and the Company’s Board of Directors subsequently adopted this as its official position.  Accordingly, this proposal on the advisory vote on executive compensation is being submitted to obtain the advisory vote of the shareholders in accordance with the Dodd-Frank Act, Section 14A of the Exchange Act and the SEC’s rules. We expect that the next shareholder advisory vote on the Company’s executive compensation program will take place at the annual meeting of shareholders to be held in 2018. We also expect to ask our shareholders regarding an advisory vote on the frequency of advisory votes on Solitario’s executive officer compensation program at the annual meeting of shareholders to be held in 2018.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

  --------------------------------------------------------------

  PROPOSAL NO. 7: RATIFICATION OF THE APPOINTMENT OF
  THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

47

  At the Annual Meeting our shareholders are being asked to ratify the selection of EKS&H LLLP as our independent registered public accounting firm and to continue as such for fiscal year 2017. Although the Company is not required to submit the selection of independent registered public accountants for shareholder approval, if the appointment of EKS&H LLLP as our independent registered public accounting firm for the year 2017 is not ratified by shareholders, the Audit Committee will reconsider its appointment. The Board considers EKS&H LLLP to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests. Representatives of EKS&H LLLP are expected to be present at the Annual Meeting and have the opportunity to make a statement and to respond to appropriate questions.

  Audit Fees

  The following table summarizes the aggregate fees billed to Solitario by EKS&H LLLP for the fiscal years ended December 31, 2016 and 2015.

	2016	2015
Audit Fees (1)	$40,000	$39,000
Audit related fees (2)	33,000	27,000
Tax fees (3)	22,000	37,000
All other fees (4)	-	30,000
Total	$95,000	$133,000

(1)	Fees billed for audit services in 2016 and 2015 consisted of:
i.	Audit of our annual financial statements for 2016 and 2015.
ii.	Consents and other services related to SEC filings.
(2)	Represents fees billed related to reviews of our quarterly reports for 2016 and 2015.
(3)	Represents fees billed in connection with the preparation and filing of our United States federal and Colorado state income tax returns.
(4)	All other fees in 2015 primarily include audit related fees billed for accounting and tax consultations related to the sale of our membership interest in MH-LLC during 2015, an IRS examination of MH-LLC, transaction structuring for our former subsidiary, Altoro Gold Corp. and our Bongará project and other matters.

  Pre-approval of Audit Fees

  On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee. All other fees are pre-approved on an ongoing basis as required. The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances. All of the fees billed to Solitario by EKS&H LLLP during 2016 and 2015 were pre-approved by the Audit Committee pursuant to the Audit Committee pre-approval policy. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF EKS&H LLLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  --------------------------------------------------------------

48

  CORPORATE GOVERNANCE AND BOARD MATTERS

  Meetings of Board of Directors Annual Meeting Attendance

  During the fiscal year ended December 31, 2016, there were four meetings of the Board. Each of the incumbent directors attended each of those Board meetings. Each of the incumbent directors attended all meetings held by committees of the Board (described below) on which they served during 2016. All of the references to meetings exclude actions taken by written consent.

  The Company does not have a formal policy regarding the attendance of our Board members at our annual meetings of shareholders and Board members are not required to attend such meetings. Mr. Herald was the only director that attended the annual meeting of shareholders held on June 14, 2016.

  No material changes to the procedures for nominating directors by our shareholders, as described in the proxy statement filed with the SEC by the Company on April 28, 2016 with respect to the 2016 annual meeting of shareholders, have been made since such proxy statement was filed.

  Corporate Governance and Nominating Committee

  In June of 2006, the Board formed the Corporate Governance and Nominating Committee of the Board (the "Nominating Committee"). A copy of the Nominating Committee charter is available on the Company website at www.solitarioxr.com. The members of the Nominating Committee are all independent in accordance with the definition of independence set forth in the NYSE MKT Company Guide. The Nominating Committee held two meetings during 2016. Except for the appointment of Mr. Labate on December 20, 2016 and the persons nominated to stand for reelection at the Annual Meeting and at the 2015 annual meeting, there were no director nominations proposed during 2016 or 2015. During 2017, the Nominating Committee approved the nomination of Mr. James Hesketh to replace Mr. Leonard Harris, who is not standing for re-election at the Annual Meeting.

  The primary purposes of the Nominating Committee are to (a) identify individuals qualified to become Board members, and select or recommend director nominees; (b) develop and recommend to the Board corporate governance principles applicable to the Company; (c) lead the Board in its review of the Board's performance; and (d) recommend to the Board director nominees for each committee. The Nominating Committee has not adopted specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather each nominee is individually evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. The Nominating Committee does not have a policy regarding the consideration of diversity in identifying nominees for director; however, it does actively seek to have a Board of Directors composed of individuals with a diverse set of expertise and business experiences.

  The Nominating Committee will consider candidates submitted from a variety of sources (including, without limit, incumbent directors, shareholders, and Company management) when reviewing candidates to fill vacancies and/or expand the Board of Directors. The committee will then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. The committee seeks to identify and recruit the best available candidates, and will endeavor to evaluate qualified shareholder nominees (if any) on the same basis as those submitted by members of the Board of Directors, third-party search firms (if applicable) or other sources.

  Pursuant to Section 2.11 of our Bylaws, candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the members of the Board (although as described above, such role has been delegated to the Nominating Committee) or (b) by any shareholder entitled to vote at such a meeting, subject to the requirements outlined below. The Board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder. No shareholder submitted a nomination to the Board during the Company’s 2016 fiscal year. The Nominating Committee does not have specific minimum qualifications that a candidate must possess for consideration.

  In order to qualify for consideration at a shareholder meeting, shareholder nominations must be in writing addressed to the Secretary of Solitario not less than 60 days nor more than 90 days prior to the date of a scheduled shareholders' meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice of a shareholder nomination must be delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

49

  Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person of the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A, under the Exchange Act and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

  The Board may reject any shareholder nomination not timely made in accordance with the requirements of Section 2.11 of Solitario's Bylaws. Furthermore, if the Board determines that the information provided in a shareholder's notice does not satisfy the informational requirements of Section 2.11 of the Bylaws in any material respect, the Secretary will promptly notify such shareholder of the deficiency in the notice. The shareholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five days from the date such deficiency notice is given to the shareholder, as the Board shall reasonably determine. If the deficiency is not cured within such time period, or if the Board reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 2.11 of the Company's Bylaws in any material respect, then the Board may reject such shareholder's nomination. The Secretary of the Company shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board does not make a determination as to the validity of any shareholder nominations, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly.

  Audit Committee

  Solitario has a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Mr. Labate, Mr. Harris and Mr. Labadie, each of whom is “independent” in accordance with NYSE MKT standards, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Exchange Act. The Board has determined that Mr. Labate is the audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee acts under a written charter that was adopted and approved by the Board on July 26, 2006, a current copy of which is available on the Company website at www.solitarioxr.com. The Audit Committee’s primary function is to review Solitario's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls. The Audit Committee met five times during the year ended December 31, 2016.

  Audit Committee Report

  In performing its duties the Audit Committee reviewed and discussed the audited financial statements contained in the 2016 Annual Report on Form 10-K with management and Solitario's independent registered public accountant, EKS&H LLLP. The Audit Committee met with EKS&H LLLP, and discussed all issues deemed to be significant by EKS&H LLLP, including any matters required by Rule 2-07 of Regulation S-X, "Communication with Audit Committees" and by the statements on Auditing Standard No. 16, as amended (AICPA Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board, and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. In addition, in accordance with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" as amended or supplemented, the Audit Committee discussed with EKS&H LLLP its independence from Solitario and its management, and has received and reviewed the written disclosures and letter from EKS&H LLLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EKS&H LLLP’s communications with the Audit Committee including that EKS&H LLLP is independent and has discussed EKS&H LLLP’s independence with them.

50

  Based on the reviews and discussions outlined above, the Audit Committee recommended to the Board that Solitario include the audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2016 which was filed with the SEC on March 13, 2017.

  AUDIT COMMITTEE
                  John Labate, Chairman
                  Leonard Harris
                  Brian Labadie

  Compensation Committee

  On June 27, 2006, the Board approved the charter for and formed the Compensation and Management Development Committee (the "Compensation Committee"). A current copy of the Compensation Committee charter is available on the Company website at www.solitarioxr.com. Mr. Labadie, Mr. Labate and Mr. Harris are the members of the Compensation Committee. The Compensation Committee met three times during 2016.

  The primary purposes of the Compensation Committee are to (a) review from time to time and approve the overall management evaluation and compensation policies of Solitario; (b) review and approve goals and objectives relevant to the compensation of the executive officers, including the chief executive officer, of Solitario and evaluate the performance of Solitario's executive officers; (c) set the compensation of the executive officers of Solitario, in light of the Compensation Committee's review; (d) review, approve and periodically evaluate Solitario's compensation and other benefit plans, including incentive compensation and equity-based plans and programs for non-employee directors, executive officers and senior management, and make recommendations as necessary; (e) review and approve any amendments and modifications to any such plan or program requiring approval of the Board, subject to applicable regulatory and shareholder approval requirements; (f) review and approve the granting of options, restricted stock, stock appreciation rights and other equity-based grants to Solitario's non-employee directors, executive officers and senior management consistent with the Company’s incentive compensation plans and programs and compensation and retention strategy, subject to ratification by the Board; (g) review and approve plans of the Company for management development and senior managerial succession; (h) oversee compliance with the applicable compensation reporting requirements of the SEC and (i) conduct an annual performance self-evaluation of the Compensation Committee and prepare an annual report thereon to the Board. The Compensation Committee has not engaged compensation consultants but has the authority to do so under the Compensation Committee charter. Further, the Compensation Committee may form, and delegate authority to, subcommittees when appropriate. The processes and procedures used for the consideration and determination of executive compensation are described in the section of this Proxy Statement entitled "COMPENSATION DISCUSSION AND ANALYSIS."

  The scope and authority of the Compensation Committee, including the role of executive officers and compensation consultants in determining or recommending the amount and form of compensation and the ability of the Compensation Committee to delegate authority, are more fully described in the Compensation Committee charter.

  Compensation Committee Interlocks and Insider Participation

  Mr. Labadie, Mr. Labate and Mr. Harris are the members of the Compensation Committee and are “independent” in accordance with the definition of independence set forth in the NYSE-MKT Company Guide. No member of the Compensation Committee is currently, or has been an officer or employee of Solitario for the last three years or had a relationship with Solitario required to be disclosed pursuant to Item 404 of Regulation S-K.

51

  Compensation Committee Report

  The Compensation Committee has reviewed, evaluated and discussed the (i) allocation of executive compensation, including the allocation of compensation between salary paid in cash and deferred compensation in the form of stock option grants and awards; (ii) goals and objectives of our executive compensation including the need to be competitive with peer companies to retain and attract the best available executive talent; (iii) existing elements of executive compensation including salary, bonus and stock options, and (iv) performance of our existing executives, including our Chief Executive Officer (“CEO”) against general targets and goals including budgets, exploration activities and success, the performance of our stock and other measures. Neither the Compensation Committee nor management has engaged any compensation consultants in determining or recommending the amount or form of executive or director compensation in the last year. During 2016, the Company hired an independent consultant to review the Company’s administration of its equity compensation plans, including the related internal controls over its compensation plan practices as well as to provide recommendations on best practices in administering its equity compensation plans. The Company reviewed and implemented the recommendations of this independent consultant and these are included and incorporated into the COMPENSATION DISCUSSION AND ANALYSIS, below. The Compensation Committee has reviewed recommendations prepared by our CEO for levels of compensation for Mr. Hunt, our Chief Operating Officer and Mr. Maronick, our Chief Financial Officer. The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

  COMPENSATION COMMITTEE
                 Brian Labadie, Chairman
                 Leonard Harris
                 John Labate

  Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires Solitario's directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Solitario’s Common Stock and other equity securities of Solitario. Officers, directors, greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to Solitario and written representations that no other reports were required, during the year ended December 31, 2016 Mr. Labadie, Mr. Jones (a former Director), Mr. Hainey (a former Director), Mr. Harris, Mr. Herald, Mr. Maronick and Mr. Hunt, each filed a single Form 4 reporting one transaction late. No other person failed to timely meet the Section 16(a) filing requirements applicable to officers, directors, and greater than ten percent beneficial owners during the year ended December 31, 2016.

  Shareholder Communications

  We endeavor to keep all shareholders well informed as to financial performance of the Company, primarily by means of its annual and quarterly reports and by press releases. The Board and management of Solitario are receptive to shareholder feedback in any form. It is Solitario's policy to receive and respond promptly to shareholder inquiries while being guided by legal requirements as well as the Company's policies with respect to confidentiality and disclosure requirements. Shareholders wishing to send communications to the Board should write to either the Chairman of the Board or to the Secretary of the Company at the following address: Solitario Exploration & Royalty Corp., 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033. All such communication shall state the type and amount of the Company's securities held by the shareholder and shall clearly state the communication is intended to be shared with or directed only to the Board, or if applicable, with a specific committee of the Board. The Chairman of the Board or the Secretary of the Company, as applicable, will forward such communication to the members of the Board or a specific committee of the Board.

  Indemnification of Directors

  Our Articles of Incorporation authorize our Board to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any director of Solitario. The Board is entitled to determine the terms of such indemnification, including advancement of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board. Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a director of Solitario thereunder with respect to any right to indemnification that arises prior to such amendment.

52

  Code of Ethics

  We adopted a Code of Business Conduct and Ethics including a Code of Ethics applicable to the principal executive officer and the principal financial and accounting officer of Solitario (the "Code of Ethics") on June 27, 2006, a copy of which may be found on our website at www.solitarioxr.com and on SEDAR at www.sedar.com. Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Exploration & Royalty Corp., 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.

  Board Leadership and Risk Oversight

  We have maintained separate individuals in the position of CEO and non-executive Chairman of the Board of Solitario since our inception. Our non-executive Chairman serves as liaison between the CEO and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of shareholders or interested parties of which he becomes aware. Our non-executive Chairman presides at all Board meetings he attends and provides advice and counsel to the Chief Executive Officer. We believe the separation of these positions, with an independent non-executive Chairman, provides Solitario with valuable independent direction and advice for our CEO and our other executive officers.

  Our Board of Directors is responsible for the overall risk oversight of Solitario. Directors are entitled to rely on management and the advice of the Company’s outside advisors and auditors, but must at all times have a reasonable basis for such reliance. The Board of Directors delegates the day-to-day risk management of Solitario to the CEO and Chief Financial Officer, each of whom periodically report to the Board of Directors and to certain committees of the Board of Directors. The Audit Committee oversees our financial and reporting risks, including our short-term investing and hedging risks and these risks are discussed at no less than one Audit Committee meeting per year, providing the Audit Committee members the opportunity to discuss the risks and the risk mitigation process. The Compensation Committee oversees the risks arising from our compensation policies and practices and provides a report to the Board of Directors regarding the compensation of the CEO and executive officers. The Nominating Committee evaluates and recommends individuals for nomination to the Board of Directors in the event of a vacancy in the Board of Directors.

  Compensation of Directors

  In addition to any equity awards our directors receive the following compensation in their capacities as directors:

Annual Director retainer fee:	$9,000 ($2,250 per quarter)
Additional Chairman fee:	$5,000 ($1,250 per quarter)
Additional Vice Chairman fee:	$3,000 ($750 per quarter)
Additional Audit Committee Chairman fee:	$2,000 ($500 per quarter)

  All the above referenced fees were paid quarterly during the year ended December 31, 2016. Fees cover participation in all board and committee meetings, including the position of all committee chairmen (excluding audit chairman who receives an additional fee). A deduction of $1,000 is made for any regularly scheduled board meeting (four quarterly meetings) that is missed. The above director fees were increased for 2017 to $13,000 per annum, plus $6,000 per annum additional Chairman fee, $4,000 per annum additional Audit Committee Chairman fee, and $2,000 per annum Compensation Committee Chairman fee.

  The following table provides summary information regarding compensation earned by our directors during the fiscal year ended December 31, 2016:

53

Name(1)	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards (2)(3) ($)	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Mr. Labadie, Chairman (4)	14,000	-	82,513	-	-	-	96,513
Mr. Hainey (5)	11,000	-	72,512	-	-	-	83,512
Mr. Harris (6)	9,000	-	72,512	-	-	-	81,512
Mr. Jones (7)	12,000	-	77,512	-	-	-	89,512
Mr. Labate (8)	-	-	-	-	-	-	-
(1)	Mr. Herald received a salary and other compensation for his services as an officer of Solitario during the year ended December 31, 2016, which are shown below under the “Summary Compensation Table”.
(2)	The 2016 options were granted from the 2013Plan on July 28, 2016, had a five-year term and vest 25% on grant date and 25% on the next three anniversary dates. The assumptions used in determining our 2016 grant date fair value are based upon a Black-Scholes model using a five year term, historical volatility of 63%, and a risk-free interest rate of 0.9%. Mr. Harris and Mr. Hainey each received 145,000 options, Mr. Labadie received 165,000 options and Mr. Jones received 155,000 options. All options were granted with an exercise price of $0.72 per share being the closing share price as quoted on the NYSE MKT on July 28, 2016, the date of grant. On August 24, 2016, the holders of options to acquire Solitario common stock voluntarily surrendered for cancellation all options previously granted to such persons pursuant to the 2013 Plan. Solitario cancelled the options upon surrender. As a result, there are no outstanding options under the 2013 Plan as of December 31, 2016.
(3)	All options granted to directors during 2016, were subsequently cancelled. No options are outstanding at December 31, 2016.
(4)	Mr. Labadie is also Chairman of the Compensation Committee and has no stock options outstanding at December 31, 2016.
(5)	Mr. Hainey was the Audit Committee Chairman and resigned from the Board effective December 31, 2016 and has no stock options outstanding at December 31, 2016.
(6)	Mr. Harris is Chairman of the Corporate Governance and Nominating Committee and has no stock options outstanding at December 31, 2016.
(7)	Mr. Jones was the Vice Chairman of the Board and resigned from the Board on November 11, 2016 and has no stock options outstanding at December 31, 2016.
(8)	Mr. Labate joined the Board on December 22, 2016, was appointed Audit Committee Chairman and received no stock options or director fees during the year ended December 31, 2016.

  EXECUTIVE OFFICERS

  The following biographies describe the business experience of our executive officers (each also being a "Named Executive Officer" as defined in Item 402 of Regulation S-K):

  Christopher E. Herald    See biography above under the heading “Identification of Directors.”

  Walter H. Hunt (66) has been Chief Operating Officer of Solitario since June 2008 and Vice President - Operations and President - South American Operations of Solitario since June 1999. He also served as Vice President - Peru Operations from July 1994 until June 1999. Mr. Hunt was also Vice President - Operations of Crown from 1994 until completion of the Crown - Kinross Merger in August of 2006. Mr. Hunt has over 35 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations. Mr. Hunt received his M.S. degree in Geology from the Colorado School of Mines and a B.S. degree from Furman University.

  James R. Maronick (61) has served as Chief Financial Officer, Secretary and Treasurer of Solitario since 1999 and was Chief Financial Officer of Crown from June 1999 until completion of the Crown - Kinross Merger in August of 2006. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997. Mr. Maronick graduated with honors from the University of Notre Dame in 1977 with a BA in accounting and received his Master’s degree in Finance with highest honors from the University of Denver in 1986.

  Family Relationships

  There are no family relationships among any director, executive officer, or person nominated or chosen by the Company to become a director of Solitario.

  Business Experience

  The business experience of each of our directors is set forth above under “Identification of Directors” and the business experience of those executive officers who are not also our directors is set forth above under “Executive Officers.”

54

  The directorships held by each of our directors in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, are set forth above under “Identification of Directors.”

  Involvement in Certain Legal Proceedings

  During the past ten years, except as disclosed below regarding Mr. Hesketh, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the U.S. Commodity Future Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

  Mr. Hesketh previously held the position of President, CEO and Director of Atna Resources Ltd (“Atna”), a British Columbia Corporation listed on the TSX. Long-term weakness and declining gold prices commencing in 2012 caused Atna to experience several years of operating losses. On November 18, 2015, Atna filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”). On November 30, 2016, a motion was entered with the Bankruptcy Court titled, “Findings of Fact, Conclusions of Law and Order under Section 1129 of the Bankruptcy Code and Bankruptcy Rule 3020 Confirming Debtor’s Joint Chapter 11 Plan of Liquidation”. The Plan of Liquidation was effective December 31, 2016. On that date, Mr. Hesketh was terminated as an employee and officer of Atna.

  EXECUTIVE COMPENSATION

  The following discussion provides information regarding the compensation program for Solitario's Named Executive Officers for 2016.

  Objectives of the Company’s Compensation Program

  The Compensation Committee has responsibility for approving the compensation program for Solitario's Named Executive Officers and acts according to a charter that has been approved by the Board and is available on the Company website at www.solitarioxr.com. The compensation program is designed to attract, retain and reward our executives who contribute to Solitario's long-term success. This in turn is intended to build value for Solitario and its shareholders. The program is based upon three fundamental principles:

  (1)       A substantial portion of Solitario's Named Executive Officer compensation should be performance and equity-based to achieve alignment with shareholder interests.

  This principle is accomplished in two primary ways; first, through the award of stock options or, other equity awards contemplated in the equity compensation plans adopted by Solitario, in an amount and with such terms that are intended to encourage our Named Executive Officers to promote the long-term growth and performance of Solitario as may be reflected in the price of our Common Stock as quoted on the TSX and the NYSE-MKT.

  Second, this is also reflected in terms of cash compensation in the form of cash bonuses. These bonuses are set by the Compensation Committee, in its sole discretion, in a range of zero to 100% of base salary. The extent to which bonuses are paid depends entirely on the extent to which the Compensation Committee believes Solitario has met its development, exploration, budget and shareholder goals, as set by the Compensation Committee and the current and expected financial condition of the Company. In March 2016 the Compensation Committee awarded a $60,000 bonus to Mr. Herald, a $44,000 bonus to Mr. Hunt and a $40,000 bonus to Mr. Maronick for the performance of the Named Executive Officers and the achievement of certain Company goals during 2015. The Compensation Committee considered the milestones achieved during 2015 by the Company, including (i) completion of the sale of our former interest in the Mt. Hamilton project through the sale of our interest in Mt. Hamilton LLC (“MH-LLC”) to Waterton Nevada Splitter, Ltd. for gross proceeds of $24,000,000 (the “Transaction”), (ii) the refinancing and eventual repayment, upon the closing of the Transaction, of $5,000,000 short-term debt due to RMB Australia Holdings, Ltd., and (iii) successful marketing of our interest in MH-LLC, including obtaining approval of the Transaction by holders of over 90% of our outstanding shares at our annual meeting held in August 2015. Primarily due to the limited financial resources of the Company during 2015, prior to the sale of our interest in MH-LLC, no bonuses were authorized by the Compensation Committee to be paid during 2015. The Compensation Committee considered the bonuses paid in 2016 as earned in 2015 and these bonuses are included in the summary compensation table below for each Named Executive Officer for the year ended December 31, 2015. The Compensation Committee did not award any bonuses for the year ended December 31, 2016 to any Named Executive Officer based upon their review of the performance of the price of the Company’s common stock during the year and upon the lack of a major mineral property acquisition and / or strategic investment during the year ended December 31, 2016.

55

  (2)        Solitario's compensation program for Named Executive Officers is intended to enable the Company to compete for the best executive talent available.

  The Compensation Committee believes shareholders are best served when the Company can attract and retain the highest caliber executives appropriate for a company of our size and complexity. This is done with compensation packages we believe to be fair and competitive. Our Named Executive Officers have served Solitario for many years. During 2016 and 2015 the Compensation Committee reviewed published compensation surveys and publically available compensation disclosures of several of our peer group companies (“Peer Group Companies”) for which Solitario competes for executive talent as the Compensation Committee believes that each of these public companies share some attributes of Solitario with regard to similar size to, and in a similar industry as Solitario. These Peer Group Companies included the following companies:

Vista Gold Corp.	Midas Gold Corp.
Entree Gold Corp.	Riverside Resources Inc.

  These reviews were not used to create specific benchmarks applicable to our Named Executive Officer compensation levels. These reviews were used to inform the Compensation Committee of current standards in the industry as such standards may relate, in their independent judgment, to appropriate modifications to Solitario's existing compensation levels. During 2016, Solitario's activities were generally focused on the evaluation of mineral properties for acquisition and on junior mining companies with mineral properties for strategic investment in the form of potential merger, acquisition or sale. During most of 2015, Solitario’s activities were more narrowly focused initially on the development of the Mt. Hamilton project, and subsequently on the marketing and eventual sale of the Mt. Hamilton project, as well as early stage exploration. As the focus of Solitario during the two most recent fiscal years did not directly compare in all cases to the activities of the Peer Group Companies, the Compensation Committee took the difference in focus into consideration when reviewing compensation of Solitario’s Named Executive Officers compared to the peer companies. Additionally, Solitario has traditionally maintained a very minimal staff and the difference in the number of total employees of Solitario, which currently has six employees world-wide, compared to the Peer Group Companies; does not lend itself to effective use of specific benchmarks.

  Subsequent to the completion of the Transaction, the Compensation Committee, in consultation with the Named Executive Officers, in light of the then difficult financial conditions in the junior mining sector as a result of continued low precious and base metal prices as well as the reduction in Mt. Hamilton related Company activities, decided to reduce the annual salaries of its Named Executive Officers, as of October 1, 2015; with the salary of Mr. Herald being reduced from $230,000 to $198,000, the salary of Mr. Maronick being reduced from $160,000 to $150,000 and the salary of Mr. Hunt being reduced from $178,000 to $158,000. The Named Executive Officers’ salaries remained at the reduced amount during 2016, except for an increase in September 2016 to Mr. Hunt’s salary of $1,000 per month and an increase to Mr. Herald’s salary in June of $500 per month related to an increase in health care costs. At the beginning of 2015, based upon the difficult financial markets and the limited financial resources of the Company, the Compensation Committee decided to leave the ending annual 2014 salary amounts the same during 2015 with the salary of Mr. Herald at $230,000, the salary of Mr. Maronick at $164,000 and the salary of Mr. Hunt at $178,000. However, to conserve cash resources during 2015, all employees of Solitario, including its Named Executive Officers agreed to defer between 15% and 34% of the gross cash salary payments due during 2015. Upon completion of the Transaction, and given the strong financial condition of Solitario, all amounts previously deferred during 2015, were paid in the fourth quarter of 2015.

56

  (3)        Solitario's compensation program for the Named Executive Officers should be fair to the executive, the Company and all its employees and perceived as such, both internally and externally.

  The Compensation Committee strives to create a compensation program that promotes good corporate practice, encourages our Named Executive Officers to perform at a high level and promotes teamwork among our employees. The Compensation Committee takes these goals into consideration by comparison of executive pay in relation to all other Solitario salary costs for internal consistency, and by comparison to both Peer Group Companies and industry salaries for external consistency. In addition, the compensation program is intended to enhance shareholder value and the Compensation Committee strives to provide transparency and full disclosure to all interested parties.

  The Compensation Committee has no authority to recover salary, bonuses or stock option awards or other equity awards made to Named Executive Officers. Although the Compensation Committee has the ability to consider prior compensation (e.g. gains from prior option grants or other equity awards) in setting current compensation, it has no formal procedure or requirement to do so. The Compensation Committee does not set or utilize benchmarks of any kind to set, evaluate or allocate compensation. There have been no actions taken or adjustments made to the process of setting executive compensation discussed herein by the Compensation Committee subsequent to December 31, 2016.

  Key Elements of Executive Compensation

  The elements of the Company’s compensation program are intended to balance long term and short term compensation for its executives and attempt to motivate executives to provide excellent leadership and achieve Company goals by linking short-term (such as salaries and benefits) and long-term incentives (such as equity based compensation) to the achievement of business objectives, thereby aligning the interests of executives and shareholders. In addition the Compensation Committee recognizes the performance of the Company’s Common Stock is often influenced by the general investment climate of the junior mining industry, which is not within the control of the specific performance of the Named Executive Officers in achieving the objectives set by the Company. The key elements of the compensation of the Named Executive Officers are outlined below. The Compensation Committee considers shareholder input when setting compensation for Named Executive Officers. At our 2016 annual meeting of shareholders, greater than 91% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation program. The Board of Directors and the Compensation Committee reviewed these vote results and determined that, given the significant level of support, no major re-examination of our executive compensation program was necessary at that time.

(1)	Base Salary

  The Compensation Committee attempts to provide base salary to the Named Executive Officers that is commensurate with their review of our Peer Group Companies. The Compensation Committee fixed the base salary for the Named Executive Officers for 2016 (which commenced on January 1, 2016) during its meeting in September 2015. Increases or decreases in base salary are dependent on the Compensation Committee's evaluation of each individual Named Executive Officer performance, the effect of a peer group review, the performance of the entire Company relative to the Company’s general goals and objectives, and the Company’s current and projected financial resources. No Named Executive Officers receive minimum base salary payments pursuant to any employment agreement, or other agreement. The Compensation Committee has authority from the Board to set the base salary at any amount it believes is appropriate. Although the Compensation Committee, has used its review of the accomplishments of the Named Executive Officers against general goals of the Company, including planned exploration programs, potential mineral property acquisitions, evaluation of strategic opportunities for a corporate merger, acquisition or sale; the 2015 sale of the Mt. Hamilton project, corporate financing activities and market price of Solitario’s common stock, among other things, the Compensation Committee has full discretion to set compensation levels and has not set specific compensation levels to specific criteria. Some of the general criteria are discussed below.

(2)	Bonuses

  The Compensation Committee may provide bonuses to the Named Executive Officers, in its sole discretion, based upon their evaluation of the individual Named Executive Officer in light of the certain parameters, including the following:

57

(i)	Bonuses based upon operational goals and parameters;
(ii)	The desire, discussed above, to provide a substantial portion of compensation based on performance;
(iii)	The performance of the Company relative to Company goals including share price performance;
(iv)	The financial strength of the Company, including liquid financial assets;
(v)	The quality of mineral property assets, including exploration assets and mineral properties under joint venture; and
(vi)	The financial strength and prospects for the smaller (junior) exploration mining industry.

  In establishing its goals for any particular year, the Compensation Committee strives to ensure that the goals provide both an incentive and an attainable goal that provides shareholders with the opportunity for return on their investment while minimizing corporate and shareholder risk to the extent possible. Although certain targets and goals related to certain operational goals including such as potential property acquisitions and/or potential merger or acquisition activities, if any, are confidential, the Compensation Committee has structured these types of goals to be reasonable and obtainable by our Named Executive Officers, without undue risk to the assets of Solitario. Due to the nature of Solitario's corporate activities relating to (i) the evaluation of mineral properties for acquisition; (iii) the evaluation of strategic opportunities for a corporate merger, acquisition or sale; (iii) the sale of the Mt. Hamilton project during 2015 and (iv) early-stage exploration of mineral properties located in Peru, the goals for our Named Executive Officers are not specifically related to traditional financial metrics, such as revenue growth, earnings or earnings per share. The operational targets and goals are more subjective and generally include (i) the evaluation, negotiation and acquisition of mineral property agreements; (ii) evaluation of strategic opportunities; (iii) land and royalty joint ventures on our existing properties, (iv) exploration activities and success, both on our own and through joint ventures; (v) training and retaining employees, (vi) operational activities including: maintaining adequate liquidity to fund future exploration activities, financial reporting and disclosure, and shareholder return. The Compensation Committee also evaluates the financial strength and prospects for the junior exploration segment of the mining industry. The Compensation Committee reviews the annual goals with the Named Executive Officers at or near the start of each year. The evaluation of the performance of our Named Executive Officers, relative to the goals outlined herein, has been and is expected to continue to be at the discretion of the Compensation Committee. As discussed above, in December of 2016, the Compensation Committee determined that no bonus was earned during the year ended December 31, 2016 and the Named Executive Officers would not be paid a bonus for the year ended 2016 during 2017.

(3)	Equity

  The only equity compensation our Named Executive Officers have historically received is in the form of stock options granted pursuant to the 2006 Stock Option Incentive Plan (the “2006 Plan”) and the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan (as defined above, the “2013 Plan”), with the exercise price of such options equal to the current market value of our Common Stock at the date of grant. The Compensation Committee believes that a portion of our Named Executive Officers’ compensation should be performance based and tied to the long term value of the Company. The Compensation Committee also believes that our compensation policies should be fair to our shareholders, and be focused on our long-term viability. The Compensation Committee believes the granting of stock options or other forms of equity based compensation aligns the interests of the Named Executive Officers and our shareholders and provides the incentive to manage the Company from the perspective of an owner of the Company. In addition, the Compensation Committee believes the vesting terms of the stock options granted from the 2013 Plan, discussed below, provide that a significant portion of the compensation will be received at a future date, which provides a tempered longer-term incentive for our Named Executive Officers as well as an incentive for them to remain with the Company.

  The amount of all individual grants and the grant date of the stock options have been determined periodically by the Compensation Committee or by the full Board. All grants to date are as of the date of the approval by the Compensation Committee (or the full Board, if requested by the Compensation Committee) at the fair market value on the date of grant. To date, all option grants from the 2006 Plan and the 2013 Plan vest 25% on the date of grant and the remaining options vest at 25% per year on the anniversary of the grant over a three-year period. On July 28, 2016 the Board granted 1,699,000 options under the 2013 Plan, which included 450,000 options to Mr. Herald, 330,000 options to Mr. Hunt, and 309,000 options to Mr. Maronick. On August 24, 2016, the holders of options voluntarily surrendered for cancellation all options previously granted to such persons pursuant to the 2013 Plan and the 2006 Plan including Mr. Herald, Mr. Hunt and Mr. Maronick. Solitario cancelled the options upon surrender. As a result, there are no outstanding options under either the 2006 Plan or the 2013 Plan as of December 31, 2016. Included in this cancellation the options previously granted on July 28, 2016 to Mr. Herald, Mr. Hunt and Mr. Maronick.

58

  In the future, our officers and directors may receive additional equity based awards pursuant to the 2013 Plan, which may take the form of stock options or the other forms of awards including restricted stock awards, restricted stock units or stock appreciation rights.

  Allocation between the Key Elements of Compensation

  The Compensation Committee has complete discretion in allocating total compensation between the key elements of compensation discussed above. Each of the individual components of compensation is evaluated by the Compensation Committee independently and each component is not evaluated based upon the other components. The Compensation Committee has not developed a set formula (such as fair value of equity compensation to equal 50% of base salary) to allocate the elements of compensation to each individual Named Executive Officer.

  Employment Agreements

  None of our Named Executive Officers have ongoing employment agreements other than individual Change in Control Severance Benefits Agreements, discussed under “Change in Control Agreements” below.

  Change in Control Agreements

  The Compensation Committee and Solitario consider it essential to the best interest of its shareholders to foster the continuous employment of key management personnel. In this regard, the Compensation Committee and Board recognize that, as is the case with many publicly held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders.

  Accordingly, on March 14, 2007, the Compensation Committee approved separate Change in Control Severance Benefits Agreements (each a "CIC") for each of the persons serving as our Named Executive Officers, Mr. Herald, Mr. Maronick and Mr. Hunt. Each CIC provides for the payment of severance benefits if the employment of one of the Named Executive Officers is terminated during a period of three years following the last day of the month in which a Change in Control of Solitario (as defined in the CIC) occurs equal to 2.5 times the base salary of the Named Executive Officer. In addition any unvested stock options held by the Named Executive Officer will vest upon the Change in Control. The CIC provides an additional gross up for any taxes due as a result of Excise Tax, as defined by Section 4999 of the Code.

  Generally, the CIC defines a "Change in Control" as (i) a person acquiring more than 50% of the outstanding stock of the Company, (ii) the shareholders of the Company approving a merger or acquisition whereby more than 50% of the outstanding shares held prior to the vote will be held by a new person or corporation, (iii) the shareholders of the Company approving the sale or disposition of substantially all of the company's assets or (iv) the shareholders of the Company approving a plan of liquidation or dissolution of the Company. During 2015, the Company determined that the Transaction did not constitute a Change in Control as defined in each CIC and did not trigger any compensation due to an officer that is a party to a CIC.

  Benefits are payable under each CIC after a change in control if the Named Executive Officer terminates his employment for "good reason," or is terminated by the Company, other than for "cause." "Good reason" is generally defined as a reduction in the compensation, level of responsibility or forced relocation, among other things. "Cause" is generally defined in the CIC as the conviction of a felony, gross and willful failure to perform assigned duties, and dishonest conduct that is intentional and materially injurious to the Company.

59

  Tax Implications of Executive Compensation

  Under Section 162(m) of the Code, the Company generally receives a tax deduction for compensation on payments which total less than $1,000,000 paid to our Named Executive Officers, unless that compensation is performance based. The total non-performance based compensation for any of our Named Executive Officers did not exceed $1,000,000 during 2016, nor do we anticipate it will exceed $1,000,000 for the foreseeable future.

  Stock Ownership Guidelines

  Solitario has not established formal stock ownership guidelines for our Named Executive Officers. The Company's Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, engaging in hedging or offsetting transactions regarding Solitario's Common Stock during periods where such persons have access to material inside information.

  Compensation Policies with Regard to Risk Management

  The Board is responsible for the overall risk management of the Company. Solitario is subject to the inherent risks involved in the exploration and development of mineral properties and shareholders should carefully review Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2016. However, Solitario does not have any compensation plans or incentives for our Named Executive Officers or any employee for any risk taking activity or risk management activities. Solitario does not engage in activities that have traditional incentives for financial risk taking activities, such as buying or selling derivatives or other similar instruments, other than our limited use of derivatives to reduce our exposure to our holdings of Kinross common stock and the holdings of Vendetta Mining Corp. (“Vendetta”) warrants, which were acquired during 2016.

  Role of the Chief Executive Officer in Compensation Decisions

  The Chief Executive Officer (“CEO”) annually reviews the performance of all other Named Executive Officers. The performance of the CEO is reviewed by the Chairman of the Compensation Committee. The conclusions and recommendations, which include salary, bonus and equity grants, if any, are presented to the Compensation Committee, which has absolute discretion in modifying or applying any of the recommendations for the Named Executive Officers. The Compensation Committee presents its conclusions and recommendations to the Board for their input and review.

  Summary Compensation Table

  The following table provides summary information regarding compensation earned by our Named Executive Officers for the fiscal years ended December 31, 2016 and 2015:

  SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)(4)	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Mr. Herald, CEO	2016	201,000	-	-	225,036	-	-	28,596	454,632
	2015	222,000	60,000	-	-	-	-	25,096	307,096

Mr. Maronick, CFO	2016	150,000	-	-	154,525	-	-	28,596	333,121
	2015	160,500	40,000	-	-	-	-	25,096	225,596

Mr. Hunt, COO	2016	163,000	-	-	165,026	-	-	27,212	355,238
	2015	173,000	44,000	-	-	-	-	25,096	242,096

60

(1)	Amount for bonus earned during the year. No bonus amount was earned during 2016.
(2)	The amount represents the grant date fair value of option awards granted during the year in accordance with FASB ASC No. 718. See Note 9, “Employee Stock Compensation Plans” to the consolidated financial statements included in our Annual Report on Form 10-K for a discussion regarding assumptions used to calculate fair value.
a.	The 2016 options were granted from the 2013 Plan on July 28, 2016, had a five-year term and vested 25% on grant date and 25% on the next three anniversary dates. The assumptions used in determining our 2016 grant date fair value are based upon a Black-Scholes model using a five year term, historical volatility of 63% and a risk-free interest rate of 0.9%.
b.	On August 24, 2016, holders of option awards from the 2013 Plan voluntarily cancelled awards for 1,699,000 options with an option price of $.072 with an expiration date of July 27, 2021 to allow Solitario to have additional financial flexibility. No consideration was given or received by the holders of the options to cancel the awards. Included in the cancellation of those awards were all of the options granted during 2016 to the Named Executive Officers, including 450,000 options to Mr. Herald, 330,000 options to Mr. Hunt and 309,000 options to Mr. Maronick.
(3)	Mr. Herald, Mr. Maronick and Mr. Hunt each received $24,000 401(K) match during 2016 and 2015. Mr. Herald and Mr. Maronick each received $4,596 and $1,096, respectively for contributions to their health savings account during 2016 and 2015. Mr. Hunt received $3,212 and $1,096, respectively, for contributions to his health savings account during 2016 and 2015.
(4)	Mr. Herald, Mr. Hunt and Mr. Maronick have no stock options outstanding at December 31, 2016.

  Option Exercises and Stock Vested

  There were no exercises of stock options during the year ended December 31, 2016 or 2015 by our Named Executive Officers.

  Outstanding Equity Award at Fiscal Year End

  There are no outstanding equity awards at December 31, 2016.

  Potential Payments Upon Termination or Change in Control

  As noted under "Compensation Discussion and Analysis" in this Proxy Statement, the Company entered into certain change in control agreements on March 14, 2007 with the following Named Executive Officers: Christopher E. Herald, James R. Maronick and Walter H. Hunt (as defined above, each such agreement being a “CIC”). The terms of the CICs are more fully described under "Change in Control Agreements" in the "Compensation Discussion and Analysis" section above. The potential payments to each Named Executive Officer are described below in the event of an assumed change in control as defined in the applicable CIC as of December 31, 2016.

Name	Salary(1)	Stock option vesting(2)	Tax gross up(3)	Total
Christopher E. Herald, CEO	$502,500	$ -	$ -	$502,500
James R. Maronick, CFO	375,000	-	-	375,000
Walter H, Hunt, COO	407,500	-	-	407,500

(1)	Two and one half times base salary as of December 31, 2016. Paid as a lump sum payment.
(2)	None of our Named Executive Officers have any outstanding options or equity awards at December 31, 2016. Accordingly, there was no intrinsic value from the acceleration of any unvested options owned by the Named Executive Officer as of December 31, 2016.
(3)	The change in control provides for a gross-up for taxes in the event the combined salary and all other compensation, triggered by a change in control, results in Excise Tax, as defined by Section 4999 of the Code. The CIC provide for additional cash compensation to pay the Named Executive Officer for the Excise Tax, which is 20% of all compensation in excess of the base salary amount, when the total payments, including the fair value from acceleration of vesting for unvested options, under the CIC exceed three times base salary. We have estimated that no tax gross up would have been due or payable as of December 31, 2016 because the total compensation, including the fair value from the acceleration of any outstanding unvested options would not exceed three times the base salary.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  To our knowledge, as of May [●], 2017, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding Common Stock with the exception of Newmont Mining Corporation of Canada Limited, which directly owns 2,700,000 shares representing approximately 7.0 percent of our issued and outstanding Common Stock.

61

  The following table sets forth, as of May [●], 2017, the beneficial ownership of our outstanding Common Stock by each of our shareholders owning more than five percent, our directors, each Named Executive Officer and all of our executive officers and directors as a group. Unless otherwise indicated, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated. Except as indicated below the mailing address for each person is 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*(1)	Percent of Class*
John Labate, Director	-	**
Leonard Harris, Director	67,476	**
Christopher E. Herald, CEO and Director	1,505,000	3.9%
Brian Labadie, Director	192,857	**
Walter H. Hunt, COO	391,962	1.0%
James R. Maronick, CFO	583,048	1.5%
All directors and executive officers as a group	2,740,343	7.1%
Newmont Mining Corporation of Canada 20 Eglinton Ave West, Suite 1900 Toronto, Ontario M4R 1K8	2,700,000	7.0%

  *     Calculated in accordance with Rule 13d-3 under the Exchange Act and Item 403of Regulation S-K.

  **     Indicates holdings of less than 1%.

  (1)     None of our directors or Named Executive Officers beneficially own any shares that may by acquired under options or awards granted pursuant to the 2013 Plan or the 2006 Plan.

  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  There are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 10% of the outstanding shares of Solitario Common Stock, or any known associates or affiliates of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded $120,000.

  Policy Regarding Related Party Transactions

  The Board of Directors has adopted a written Related Party Transaction Policy. Pursuant to that policy, Solitario may enter into transactions with certain "related persons." Related persons include the Company's executive officers, directors, 5% or more beneficial owners of the Company's Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. These transactions are referred to as "related party transactions." All related party transactions are subject to the following related party transaction policy requirements:

•	the transaction must be approved by disinterested members of the Board;
•	the Audit Committee must approve or ratify such transaction and the terms of the transaction are comparable to that which could be attained in an arm's-length dealing with unrelated third parties; or
•	a transaction that involves compensation must be approved by the Compensation Committee.

  Director Independence

•	Solitario’s Board has determined Mr. Labate, Mr. Harris, Mr. Jones and Mr. Labadie are independent members of the Board of Directors in accordance with Section 803(A) of the NYSE-MKT Company Guide. Mr. Labate, Mr. Labadie and Mr. Harris are members of the Audit Committee.
•	Mr. Labate, Mr. Labadie and Mr. Harris are members of the Compensation Committee.
•	Mr. Labate, Mr. Labadie and Mr. Harris are members of the Nominating Committee.

62

  INCORPORATION BY REFERENCE

  The following information is incorporated by reference into this Proxy Statement from our Annual Report on Form 10-K for the year ended December 31, 2016: Our financial statements included in such Annual Report on Form 10-K. The following information is incorporated by reference into this Proxy Statement from our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016: Our financial statements included in such Quarterly Report on Form 10-Q. Upon the written or oral request of any stockholder entitled to vote at the Annual Meeting, we will provide, without charge, a copy of any document incorporated by reference into this Proxy Statement by first class mail or other equally prompt means. Shareholders may request copies of such documents may contact Solitario at mail at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 or by telephone (303) 534-1030.

  The reports of the Compensation Committee and Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

  PROPOSALS OF SHAREHOLDERS

  Shareholder proposals intended to be included in Solitario's proxy statement for the 2018 Annual Meeting of Shareholders must be received by Solitario prior to January 1, 2018 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2018 annual meeting. If the date of next year's annual meeting is changed by more than 30 days from June [●], 2018, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2018 annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. Under Solitario’s Bylaws, in order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2018 annual meeting, such proposal must be received by the Secretary of Solitario at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2018 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2018 annual meeting.

  No shareholder proposals for the 2017 Annual Meeting had been received by Solitario prior to the date of this Proxy Statement.

  OTHER BUSINESS

  Solitario knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

  DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

  Only one Proxy Statement and Annual Report is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the Proxy Statement and Annual Report to shareholders at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us by mail at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 or by telephone (303) 534-1030.

  By Order of the Board of Directors

  /s/James R. Maronick

  Secretary

  May [●], 2017

  Wheat Ridge, Colorado

63

  Appendix A

  (Form of Proxy Card)

SOLITARIO EXPLORATION & ROYALTY

Computershare
8th Floor, 100 University Avenue Toronto, Ontario M5J2Y1
www.computershare.com

Security Class

Holder Account Number

Fold

Form of Proxy - Annual and Special Meeting of Shareholders to be held on June [.], 2017

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation.

Fold

Proxies submitted must be received by 5:00 pm, Mountain Time, on June [.], 2017.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

018JUA

Appointment of Proxyholder

I/We being holder(s) of Solitario Exploration & Royalty Corp. hereby appoint: Christopher E. Herald, a duly authorized officer of the Company, or failing this person, James R. Maronick, a duly authorized officer of the Company, **OR** **Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.**

as my/our proxyholder with full power of substitution and to attend, act and vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of **Solitario Exploration & Royalty Corp.** to be held at **4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033** on **June [.], 2017 at 10.00 a.m. M.D.T.** and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold	Against		For	Withhold	Against		For	Withhold	Against
01. Brian Labadie	☐	☐	☐	02. John Labatel	☐	☐	☐	03 James Hasketh	☐	☐	☐
03. Christopher E. Herald	☐	☐	☐	04. Gil Atzmon	☐	☐	☐	3. 06. Joshua D. Crumb	☐	☐	☐

Fold

2. Approval of the Issuance of Arrangement Shares

For ☐ Against ☐

3. Approval of an Amendment to the 2013 Solitario Exploration & Royalty Corp. Omnibus Incentive Plan

For ☐ Against ☐ Abstain ☐

Subject to approval of proposal number 2, to approve the grant of options to acquire an aggregate of approximately 1,782,430 shares of Solitario common stock under the 2013 Plan to the holders of Zazu options.

☐ Against ☐ Abstain ☐

5. Approval of Name Change to Solitario Zinc Corp.

☐ Against ☐ Abstain ☐

6. Advisory Approval of the Company's Executive Compensation Program

Approval, on an advisory basis, of the compensation program of the Company's named executive officers.

☐ Against ☐ Abstain ☐

7. Appointment of Auditors

To ratify the appointment of EKS&H LLLP, as Auditors of the Company for the fiscal year 2017.

☐ Against ☐ Abstain ☐

8. The proxyholder is authorized to vote in their discretion on such other business as may properly come before the meeting and all adjournments thereof.

018JVB

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements

Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Report

Mark this box if you would like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

SLRQ 195056 AR1

018JVB

   Appendix B

  (Plan of Arrangement)

  SCHEDULE "B"
  FORM OF PLAN OF ARRANGEMENT

  PLAN OF ARRANGEMENT UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT

  Article 1
  INTERPRETATION

  1.1              Definitions

  In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the respective meanings set out below and grammatical variations of those terms will have corresponding meanings:

(a)	"Arrangement" means the arrangement under the provisions of Section 192 of the CBCA, on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.8 of the Arrangement Agreement or Article 6 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the consent of Zazu and Solitario, each acting reasonably;
(b)	"Arrangement Agreement" means the arrangement agreement made as of April 26, 2017 between Solitario and Zazu, including the schedules thereto, as the same may be supplemented or amended from time to time in accordance with its terms;
(c)	"Arrangement Resolution" means the special resolution of the Zazu Shareholders approving the Arrangement to be considered at the Zazu Meeting;
(d)	"Articles of Arrangement" means the articles of arrangement of Zazu in respect of the Arrangement, to be filed with the Director after the Final Order is made;
(e)	"Business Day" means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Denver Colorado, Vancouver, British Columbia or in Toronto, Ontario are authorized or required by applicable Law to be closed;
(f)	"CBCA" means the Canada Business Corporations Act including all regulations made thereunder;
(g)	"Consideration" means pursuant to the Plan of Arrangement, in respect of each Zazu Share, 0.3572 of a Solitario Share;
1

(h)	"Court" means the Ontario Superior Court of Justice;
(i)	"CRA" means the Canada Revenue Agency;
(j)	"Depositary" means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Zazu Shares for the Consideration in connection with the Arrangement;
(k)	"Director" means the Director appointed pursuant to Section 260 of the CBCA
(l)	"Dissent Rights" has the meaning ascribed thereto in Section 4.1;
(m)	"Dissenting Zazu Shareholder" means a registered holder of Zazu Shares who has duly and validly exercised the Dissent Rights in respect of the Arrangement Resolution in strict compliance with the Dissent Rights and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights;
(n)	"Dissenting Shares" means the Zazu Shares held by Dissenting Zazu Shareholders in respect of which such Dissenting Zazu Shareholders have given Notice of Dissent;
(o)	"Effective Date" means the date upon which the Arrangement becomes effective as established by the date of issue shown on the certificate giving effect to the Arrangement as issued by the Director pursuant to Section 192(7) of the CBCA;
(p)	"Effective Time" means 12:01 a.m. (Toronto time) on the Effective Date or such other time as Zazu and Solitario may agree upon in writing;
(q)	"Fair Market Value" with reference to:
(i)	a Zazu Share means the amount that is the closing price of the Zazu Shares on the TSXV on the last trading day immediately before the Effective Time;
(ii)	a Solitario Share means the amount that is the closing price of the Solitario Shares on the TSX on the first trading day immediately after the Effective Time.
2

(r)	"Final Order" means the final order of the Court approving the Arrangement, in a form acceptable to Zazu and Solitario, each acting reasonably, granted pursuant to Section 192(4) of the CBCA, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both Zazu and Solitario, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment is acceptable to both Zazu and Solitario, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied;
(s)	"Former Zazu Shareholders" means the holders of Zazu Shares immediately prior to the Effective Time;
(t)	"Governmental Authority" means any multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including any stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;
(u)	"holder", when used with reference to any securities of Zazu, means the holder of such securities shown from time to time in the central securities register maintained by or on behalf of Zazu in respect of such securities;
(v)	"Interim Order" means the interim order of the Court to be issued following the application therefor contemplated by Section 2.2(a) of the Arrangement Agreement, after being informed of the intention to rely upon the exemption from registration under Section 3(a)(10) of the U.S. Securities Act with respect to the Consideration Shares issued and the Replacement Options deemed to be issued pursuant to the Arrangement, in a form acceptable to Zazu and Solitario, each acting reasonably, providing for, among other things, the calling and holding of the Zazu Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both Zazu and Solitario, each acting reasonably;
(w)	"Liens" means any mortgage, hypothec, prior claim, lien, pledge, assignment for security, security interest, option, right of first offer or first refusal or other charge or encumbrance of any kind and adverse claim;
(x)	"Notice of Dissent" means a notice of dissent duly and validly given by a registered holder of Zazu Shares exercising Dissent Rights as contemplated in the Interim Order and as described in Article 4;
(y)	"Plan of Arrangement" means this plan of arrangement, including any appendices hereto, and any amendments, modifications or supplements hereto made from time to time in accordance with the terms hereof or made at the direction of the Court in the Final Order, with the consent of Zazu and Solitario, each acting reasonably;
(z)	"Replacement Options" will mean the Solitario options that will be exchanged by Solitario for Zazu Options upon completion of the Arrangement pursuant to Section 3.1 of this Plan of Arrangement;
(aa)	"Solitario" means Solitario Exploration and Royalty Corp., a corporation incorporated under the laws of the State of Colorado;
3

(bb)	"Solitario Incentive Plans" means the Share Option and Incentive Share Plan originally originally adopted effective June 18, 2013;
(cc)	"Solitario Option In-The-Money Amount" means the amount, if any, by which the total Fair Market Value of the Solitario Shares immediately following the Effective Time that a holder is entitled to acquire on exercise of the Zazu Option or the Temex Option at and from the Effective Time exceeds the aggregate exercise price to acquire such Solitario Shares;
(dd)	"Solitario Shares" means common shares in the capital of Solitario;
(ee)	"Tax Act" means the Income Tax Act (Canada) including all regulations thereunder;
(ff)	"U.S. Securities Act" means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder;
(gg)	"U.S. Tax Code" means the United States Internal Revenue Code of 1986, as amended;
(hh)	"Zazu" means Zazu Metals Corporation, a corporation incorporated under the laws of Canada;
(ii)	"Zazu Letter of Transmittal" means the letter of transmittal to be delivered by Zazu to the Zazu Shareholders providing for the delivery of Zazu Shares to the Depositary;
(jj)	"Zazu Meeting" means the special meeting of the Zazu Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought fit, approving the Arrangement Resolution;
(kk)	"Zazu Option" means an option to acquire a Zazu Share granted pursuant to the Zazu Option Plan which are outstanding and unexercised, whether or not vested;
(ll)	"Zazu Option In-The-Money-Amount" in respect of a Zazu Option means the amount, if any, by which the total Fair Market Value of the Zazu Shares that a holder is entitled to acquire on exercise of the Zazu Option immediately before the Effective Time exceeds the aggregate exercise price to acquire such Zazu Shares;
(mm)	"Zazu Option Plan" means the stock option plan of Zazu last approved by the Zazu Shareholders on June 27, 2016;
(nn)	"Zazu Optionholder" means a holder of one or more Zazu Options;
(oo)	"Zazu Rights Plan" means the amended and restated shareholder rights plan agreement dated June 27, 2016, between Zazu and Computershare Investor Services Inc. (formerly Olympia Transfer Services Inc.), as rights agent;
4

(pp)	"Zazu Shareholder" means a holder of one or more Zazu Shares; and
(qq)	"Zazu Shares" means the common shares in the capital of Zazu.

  Any capitalized terms used but not defined herein will have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the CBCA and not otherwise defined herein or in the Arrangement Agreement will have the same meaning herein as in the CBCA unless the context otherwise requires.

  1.2              Interpretation Not Affected by Headings, etc.

  The division of this Plan of Arrangement into Articles, Sections, paragraphs and other portions and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an "Article", "Section" or "paragraph" followed by a number and/or a letter refer to the specified Article, Section or paragraph of this Plan of Arrangement.

  1.3              Number

  In this Plan of Arrangement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa.

  1.4              Date of Any Action

  In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day.

  1.5              Time

  Time will be of the essence in every matter or action contemplated hereunder. All times expressed herein or in any letter of transmittal contemplated herein is local time (Toronto, Ontario) unless otherwise stipulated herein or therein.

  1.6              Currency

  Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.

  Article 2
  EFFECT OF THE ARRANGEMENT

  2.1              Arrangement Agreement

  This Plan of Arrangement is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which will occur in the order set forth herein.

5

  2.2              Binding Effect

  This Plan of Arrangement will become effective at the Effective Time and will be binding upon Solitario, Zazu, the Zazu Shareholders and the Zazu Optionholders.

  Article 3
  ARRANGEMENT

  3.1              The Arrangement

  Commencing at the Effective Time, each of the events set out below will occur and be deemed to occur in the following sequence, in each case without any further authorization, act or formality of or by Zazu, Solitario or any other person:

(a)	notwithstanding the terms of the Zazu Rights Plan, the Zazu Rights Plan shall be terminated and all rights issued pursuant to the Zazu Rights Plan shall be cancelled without any payment in respect thereof;

  (b)               each Zazu Share held by a Dissenting Zazu Shareholder will be deemed to be transferred by the holder thereof, without any further act or formality on its part, free and clear of all liens, claims and encumbrances, to Zazu and Zazu will thereupon be obliged to pay the amount therefor determined and payable in accordance with Article 4 hereof, and the name of such holder will be removed from the central securities register of Zazu as a holder of Zazu Shares and the Zazu Shares so transferred will be cancelled;

(c)	each issued Zazu Share held by a Former Zazu Shareholder (other than a Dissenting Zazu Shareholder or Solitario or any subsidiary of Solitario) will be transferred to Solitario (free and clear of any Liens) and in consideration therefor Solitario will issue Solitario Shares on the basis of 0.3572 of a fully paid and non-assessable Solitario Share for each Zazu Share, subject to Section 3.3 and Article 5 hereof;
(d)	at the same time as the steps in Sections 3.1(a) and 3.1(c), with respect to each Zazu Share,
(i)	the holder thereof will cease to be the holder thereof or to have any rights as a holder in respect of such Zazu Share and the name of the holder thereof will be removed from the central securities register of Zazu with respect to such Zazu Share;
(ii)	legal and beneficial title to such Zazu Share (other than a Zazu Share transferred to Zazu by a Dissenting Zazu Shareholder) will vest in Solitario and Solitario will be and be deemed to be the transferee and legal and beneficial owner of such Zazu Share (free and clear of any Liens) and will be entered in the central securities register of Zazu as the sole holder thereof; and
6

(iii)	legal and beneficial title to Zazu Shares held by a Dissenting Zazu Shareholder will be transferred to Zazu and the Zazu Shares so transferred will be cancelled;
(e)	each Zazu Option, to the extent it has not been exercised as of the Effective Date, will be exchanged by the holder thereof, without any further act or formality and free and clear of all Liens, for a Replacement Option to purchase a number of Solitario Shares equal to the product of 0.3572 multiplied by the number of Zazu Shares issuable on exercise of such Zazu Option immediately prior to the Effective Time for an exercise price per Solitario Share equal to the exercise price per share of such Zazu Option immediately prior to the Effective Time divided by 0.3572 and rounded up to the nearest whole cent (provided that, if the foregoing calculation results in a Replacement Option being exercisable for a fraction of a Solitario Share, then the number of Solitario Shares subject to such Replacement Option will be rounded down to the next whole number of Solitario Shares) and the Zazu Options will thereupon be cancelled. The term of expiry, conditions to and manner of exercise and other terms and conditions of the Replacement Option will be the same as the terms and conditions of the Zazu Options for which it is exchanged except that such Replacement Option will be governed by the terms and conditions of the Solitario Incentive Plans and, in the event of any inconsistency or conflict the Solitario Incentive Plans will govern. Notwithstanding the foregoing, no such Replacement Option shall expire due to the holder ceasing to hold office or ceasing to be an employee or consultant and each such Replacement Option shall terminate on the earlier of (i) the date of expiry of the Zazu Option for which it was exchanged and (ii) the date 18 months after the Effective Date. Any document previously evidencing the Zazu Option will thereafter evidence and be deemed to evidence such Replacement Option and no certificates evidencing the Replacement Option will be issued;

  If the adjustment to the Zazu Options contemplated by this paragraph results in a disposition of Zazu Options for options to acquire Solitario Shares or "new" Zazu Options, it is intended that the provisions of subsection 7(1.4) of the Tax Act apply to any such disposition. In the event that the Solitario Option In-The-Money Amount exceeds the Zazu Option In-The-Money Amount in respect of the Zazu Option exchanged in accordance with this Section 3.1(e), the number of Solitario Shares which may be acquired on exercise of the Zazu Option at and after the Effective Time will be adjusted accordingly with effect at and from the Effective Time to ensure that the Solitario Option In-The-Money Amount does not exceed the Zazu Option In- The-Money Amount;

7

(f)	each Zazu Optionholder and Zazu Shareholder, with respect to each step set out above applicable to such holder, will be deemed, at the time such step occurs, to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer such Zazu Option and Zazu Share, as the case may be, in accordance with such step; and
(g)	Zazu will file an election with the CRA to cease to be a public corporation for the purposes of the Tax Act.

  3.2              Post Effective Time Procedures

(a)	Following the receipt of the Final Order and prior to the Effective Date, Solitario will deliver or arrange to be delivered to the Depositary the Consideration, including certificates representing the Solitario Shares required to be issued to Former Zazu Shareholders in accordance with the provisions of Section 3.1 hereof, which certificates will be held by the Depositary as agent and nominee for such Former Zazu Shareholders for distribution to such Former Zazu Shareholders in accordance with the provisions of Article 5 hereof.
(b)	Subject to the provisions of Article 5 hereof, and upon return of a properly completed Zazu Letter of Transmittal by a registered Former Zazu Shareholder together with certificates representing Zazu Shares and such other documents as the Depositary may require, Former Zazu Shareholders will be entitled to receive delivery of the certificates representing the Solitario Shares to which they are entitled pursuant to Section 3.1 hereof.

  3.3              No Fractional Solitario Shares

  In no event will any Zazu Shareholders be entitled to a fractional Solitario Share. Where the aggregate number of Solitario Shares to be issued to a Zazu Shareholder as consideration under or as a result of this Arrangement would result in a fraction of a Solitario Share being issuable, the number of Solitario Shares to be received by such securityholder will be rounded down to the nearest whole number of Solitario Shares and no former Zazu Shareholder will be entitled to any compensation in respect of a fractional Solitario Share.

  3.4              U.S. Tax Matters

  The Arrangement is intended to qualify as a reorganization within the meaning of Sections 368(a)(1)(B) of the Code and this Plan of Agreement and the Arrangement Agreement are intended to be a "plan of reorganization" within the meaning of the Treasury Regulations promulgated under Section 368 of the Code for purposes of Sections 354 and 361 of the Code.

  Article 4
  DISSENT RIGHTS

  4.1              Rights of Dissent

  Pursuant to the Interim Order, each registered Zazu Shareholder may exercise rights of dissent ("Dissent Rights") under Section 190 of the CBCA as modified by this Article 4 as the same may be modified by the Interim Order or the Final Order in respect of the Arrangement, provided that the written objection to the Arrangement Resolution contemplated by Section 190(5) of the CBCA must be sent to and received by Zazu not later than 5:00 p.m. (Eastern time) on the Business day immediately preceding the date of the Zazu Meeting or any date to which the Zazu Meeting may be postponed or adjourned. Zazu Shareholders who duly exercise such rights of dissent and who:

8

(a)	are ultimately determined to be entitled to be paid fair value from Zazu, for the Dissenting Shares in respect of which they have exercised Dissent Rights, will be deemed to have irrevocably transferred such Dissenting Shares to Zazu pursuant to Section 3.1(a) in consideration of such fair value; or
(b)	are ultimately not entitled, for any reason, to be paid fair value for the Dissenting Shares in respect of which they have exercised Dissent Rights, will be deemed to have participated in the Arrangement on the same basis as a Zazu Shareholder who has not exercised Dissent Rights, as at and from the time specified in Section 3.1(a) and be entitled to receive only the consideration set forth in Section 3.1(c);

  but in no case will Zazu or Solitario or any other person be required to recognize such holders as holders of Zazu Shares after the completion of the steps set forth in Section 3.1, and each Dissenting Zazu Shareholder will cease to be entitled to the rights of a Zazu Shareholder in respect of the Zazu Shares in relation to which such Dissenting Zazu Shareholder has exercised Dissent Rights and the central securities register of Zazu will be amended to reflect that such former holder is no longer the holder of such Zazu Shares as and from the completion of the steps in Section 3.1.

  Article 5
  CERTIFICATES

  5.1              Payment of Consideration

(a)	As soon as practicable following the later of the Effective Date and the surrender to the Depositary for cancellation of a certificate that immediately prior to the Effective Time represented outstanding Zazu Shares that were transferred under Section 3.1, together with a duly completed Zazu Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require and such other documents and instruments as would have been required to effect such transfer under the CBCA and the articles of Zazu after giving effect to Section 3.1 the former holder of such Zazu Shares will be entitled to receive in exchange therefor, and the Depositary will deliver to such holder following the Effective Time, or, if requested by such former holder in the Zazu Letter of Transmittal, make available for pick up at its offices during normal business hours, the Consideration, comprised of a certificate representing the Solitario Shares that such holder is entitled to receive in accordance with Section 3.1 hereof, less any amounts withheld pursuant to Section 5.4.
(b)	Subject to Section 5.3, until surrendered as contemplated by this Section 5.1, each certificate which immediately prior to the Effective Time represented Zazu Shares will be deemed after the time described in Section 3.1 to represent only the right to receive from the Depositary upon such surrender the Consideration, comprised of a certificate representing the Solitario Shares, less any amounts withheld pursuant to Section 5.4.

9

(c)	Zazu and Solitario will cause the Depositary, as soon as a Former Zazu Shareholder becomes entitled to the Consideration in accordance with Section 3.1, to:
(i)	forward or cause to be forwarded by first class mail (postage paid) to such former holder at the address specified in the Zazu Letter of Transmittal;
(ii)	if requested by such former holder in the Zazu Letter of Transmittal make available at the offices of the Depositary specified in the Zazu Letter of Transmittal; or
(iii)	if the Zazu Letter of Transmittal neither specifies an address as described in Section 5.1(c)(i) nor contains a request as described in Section 5.1(c)(ii), forward or cause to be forwarded by first class mail (postage paid) to such former holder at the address of such former holder as shown on the applicable securities register maintained by or on behalf of Zazu immediately prior to the Effective Time;

  a certificate representing the Solitario Shares issuable to such Former Zazu Shareholder in accordance with the provisions hereof.

(d)	No Zazu Shareholders or Zazu Optionholders will be entitled to receive any consideration or entitlement with respect to such Zazu Shares or Zazu Options other than any consideration or entitlement to which such holder is entitled to receive in accordance with Sections 3.1 and this Section 5.1 and the other terms of this Plan of Arrangement and, for greater certainty, no such holder with be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.

  5.2              Loss of Certificates

  In the event any certificate which immediately prior to the Effective Time represented any outstanding Zazu Shares that were acquired by Solitario or Zazu pursuant to Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the former holder of such Zazu Shares, the Depositary will deliver to such person or make available for pick up at its offices in exchange for such lost, stolen or destroyed certificate, the Consideration, comprised of a certificate representing the Solitario Shares which the former holder of such Zazu Shares is entitled to receive pursuant to Section 3.1 hereof in accordance with such holder's Zazu Letter of Transmittal. When authorizing such payment in relation to any lost, stolen or destroyed certificate, the former holder of such Zazu Shares will, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to Zazu, Solitario and the Depositary in such sum as Solitario may direct or otherwise indemnify Zazu and Solitario in a manner satisfactory to Zazu and Solitario against any claim that may be made against Zazu or Solitario with respect to the certificate alleged to have been lost, stolen or destroyed.

10

  5.3              Extinction of Rights

  If any Former Zazu Shareholder fails to deliver to the Depositary the certificates, documents or instruments required to be delivered to the Depositary under Section 5.1 or Section 5.2 in order for such Former Zazu Shareholder to receive the Consideration which such former holder is entitled to receive pursuant to Section 3.1, on or before the sixth anniversary of the Effective Date, on the sixth anniversary of the Effective Date (i) such former holder will be deemed to have donated and forfeited to Solitario or its successor any Consideration held by the Depositary in trust for such former holder to which such former holder is entitled and (ii) any certificate representing Zazu Shares formerly held by such former holder will cease to represent a claim of any nature whatsoever and will be deemed to have been surrendered to Solitario and will be cancelled. Neither Zazu nor Solitario, or any of their respective successors, will be liable to any person in respect of any Consideration (including any consideration previously held by the Depositary in trust for any such former holder) which is forfeited to Zazu or Solitario or delivered to any public official pursuant to any applicable abandoned property, escheat or similar Law.

  5.4              Withholding Rights

  Subject to the provisions of any applicable income tax treaty between Canada and the country where the recipient is resident, Zazu, Solitario and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to any Zazu Shareholder or Zazu Optionholder under this Plan of Arrangement (including any payment to Dissenting Zazu Shareholders) such amounts as Zazu, Solitario or the Depositary may be required or permitted to deduct and withhold with respect to such payment or deliverable under the Tax Act, the Tax Code and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign tax Law. For the purposes hereof, all such withheld amounts will be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority by or on behalf of Zazu, Solitario or the Depositary, as the case may be. To the extent necessary, such deductions and withholdings may be effected by selling any Solitario Shares to which any such person may otherwise be entitled under this Plan of Arrangement, on such terms as Solitario reasonably determines, and any amount remaining following the sale, deduction and remittance will be paid to the person entitled thereto as soon as reasonably practicable.

  5.5              No Liens

  Any exchange or transfer of securities pursuant to this Plan of Arrangement will be free and clear of any Liens or other claims of third parties of any kind.

  5.6              Paramountcy

  From and after the Effective Time: (a) this Plan of Arrangement will take precedence and priority over any and all Zazu Shares and Zazu Options issued prior to the Effective Time, (b) the rights and obligations of the Zazu Shareholders, Zazu, Solitario, the Depositary and any transfer agent or other depositary therefor in relation thereto, will be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Zazu Shares and Zazu Options will be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.

11

  Article 6
  AMENDMENTS

  6.1              Amendments to Plan of Arrangement

(a)	Zazu reserves the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) approved by Solitario, (iii) filed with the Court and, if made following the Zazu Meeting, approved by the Court and (iv) communicated to or approved by the Zazu Shareholders if and as required by the Court.
(b)	Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Zazu at any time prior to the Zazu Meeting (provided that Solitario has consented thereto) with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Zazu Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.
(c)	Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Zazu Meeting will be effective only if such amendment, modification or supplement (i) is consented to by each of Zazu and Solitario and (ii) if required by the Court or applicable Law, is consented to by Zazu Shareholders voting in the manner directed by the Court.
(d)	Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by Solitario provided that it concerns a matter which, in the reasonable opinion of Solitario, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any Former Zazu Shareholder.
(e)	Solitario will be entitled to propose an amendment, modification or supplement to this Plan of Arrangement at any time prior to the Effective Time and, unless such proposal will be adverse to the financial or economic interests of any Zazu Shareholder, Zazu will propose and implement such amendment, modification or supplement in accordance with the process described in paragraphs (a) to (c) of this Section 6.1, as may be applicable.

12

  Article 7

  FURTHER ASSURANCES

  Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of Zazu and Solitario will make, do and execute, or cause to be made, done and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

  Appendix C

  (Information About Zazu)

  APPENDIX C

  INFORMATION REGARDING ZAZU

  Description of Business

  Name and Incorporation

  Zazu is a Canadian based exploration company formed in November 2006 to acquire an interest in a zinc, lead and silver exploration property, known as the Lik property, located in Alaska. Zazu has one wholly-owned subsidiary, Zazu Metals (Alaska) Corporation (“Zazu Alaska”), which was incorporated in Alaska on January 18, 2007.

  Business

  Zazu holds a 50% interest in the Lik property (the other 50% interest is held by Teck Resources Limited) and has the right to earn up to a further 30%. Zazu’s primary near term objective is to advance the Lik property towards development through the definition of a resource and commencement of a formal feasibility study. Zazu is an exploration and development stage company, engaged principally in the acquisition, exploration and development of mineral property interests.

  Lik Property, Alaska

  Property Description and Location

  The Lik property consists of 47 contiguous state (MPR) mining claims. The contiguous Claims have been grouped together for the purpose of working and operating the same under a common plan of development for the benefit of all of the claims. The claims cover an area of approximately 2,460 ha. The Claims are located in the vicinity of the southwestern DeLong Mountains in the Wulik River drainage in the State of Alaska. The geographical coordinates of the Lik deposit are about 163o 12’ W and 68o 10’ N. The following figure illustrates the location of the Lik property:

  Preliminary Economic Assessment

  The technical and preliminary economic information in this section in respect of the Lik property is based upon the “Preliminary Economic Assessment Technical Report” dated April 23, 2014 (the “PEA”), prepared by JDS Energy and Mining, Inc. (“JDS”). The PEA is available on Zazu’s website (www.zazumetals.com) and on SEDAR (www.sedar.com).

  In April 2014, JDS completed a Preliminary Economic Assessment on an initial open pit mine at the Lik project.

1

  The PEA is an initial investigation of a development scenario for the project which contains a number of economic and technical assumptions. It includes Inferred Resources which are considered too geologically speculative to have economic considerations applied to them that would enable them to be categorized as Mineral Reserves. There is no certainty that the reserves’ development, production and economic forecasts will be realized.

  The PEA only considers the open pit potential of the Lik South deposit. Lik currently consists of two contiguous deposits located at the southern end of Zazu’s property package. The PEA did not consider Lik North, which would be mined using underground methods nor does it include any of the Lik South resource that would require underground mining.

  As modeled, Lik South would have average annual production of 234,000 dry tonnes of zinc concentrate and 55,800 dry tonnes of lead concentrate, ranking as one of the largest producers of zinc concentrates globally. The PEA estimated a capital cost of $352 million including a 20% contingency for a 2 million tonne-per-year mine and mill with an initial 9 year mine life. Although not considered as part of the economic analysis, JDS notes the additional exploration potential of Lik North and its potential to further extend the mine life. The development plan for the Lik deposit as laid out in the PEA involves the construction of a 5,500 tonne-per-day mill that will produce both a zinc and a lead concentrate using on-site crushing/grinding and sequential flotation methods.

  JDS led the PEA with specialist research and opinions provided by other consultants. Roscoe, Postle and Associates, Inc. (“RPA”) provided a resource estimate for both Lik South and North dated December 31, 2013, as follows.

  MINERAL RESOURCE ESTIMATE – DECEMBER 31, 2013

Location	Cut-off % Pb+Zn	Indicated Resources				Inferred Resources
		Mt	Zn %	Pb %	Ag g/t	Mt	Zn %	Pb %	Ag g/t
Open Pit
Lik South	5%	16.85	8.04	2.70	50.1	0.74	7.73	1.94	13.4
Lik North	5%	0.44	10.03	2.77	59.0	2.13	8.88	2.94	45.8
		17.29	8.09	2.70	50.3	2.87	8.59	2.68	37.5
Underground
Lik South	7%	0.69	8.04	3.15	51.0	0.51	6.97	1.59	11.3
Lik North	7%	0.13	8.93	2.93	37.5	1.96	9.22	2.99	45.8
		0.82	8.18	3.12	48.9	2.47	8.76	2.70	38.7

Total		18.11	8.10	2.72	50.2	5.34	8.66	2.69	38.0
Notes:
1	CIM definitions were followed for Mineral Resources.
2	Mineral Resources are estimated using average long-term prices of $1.20/lb for zinc, $1.20/lb for lead and $27/oz for silver.
3	A density value of 3.5 g/cc (0.109 tons/ft.3) was used.

  Full results are shown in the Technical Report which is available on Zazu’s website (www.zazumetals.com) and on SEDAR (www.sedar.com).

  Zazu hopes to benefit from nearby state-owned infrastructure for the Lik project, consisting of a haul road and concentrate shipping port. In December 2009, the Alaska Industrial Development and Export Agency (“AIDEA”) began due diligence on the proposed expansion of the Delong Mountain Transportation System (“DMTS”), to accommodate both the development and future concentrate production from Lik. The DMTS is the haul road and port utilized by Teck’s Red Dog Mine and is available for multiple users. It is owned by AIDEA, a public corporation of the State of Alaska, and Zazu plans to use it to export concentrate production from the Lik project.

  AIDEA, as owners of the DMTS, will evaluate their possible role in the two parts of the proposed expansion project: the financing of a spur road connecting the Lik project to the DMTS, and the financing of any required modifications at the port. The proposed expansion will facilitate both the development of the Lik project, and handle future concentrate production from the project. Prior to the AIDEA agreement Zazu received a letter of Non Objection from the Northwest Arctic Borough (“NWAB”). In this letter, the NWAB formally acknowledges their awareness of the Lik project, and that they have no objection to the project at this time.

2

  In January 2015, AIDEA announced the completion of their study into capacity availability in their DMTS. The report concluded that there is sufficient excess capacity for Zazu's concentrate shipping needs, confirming the assumptions made in Zazu's 2014 PEA. This study aimed to identify the outputs of both Lik and Red Dog, if any modifications are required to the DMTS to support them, and if so, their potential cost. The study concluded that sufficient handling capacity will exist with only minor modifications required to accommodate future planned production from Lik under the analyzed PEA scenario. Zazu intends to continue to work with AIDEA, refining the infrastructure requirements of Lik and their potential role in its development.

  A metallurgical program was restarted in 2011 under the direction of JDS. Results of previous studies showed that the prior results were quite reproducible, yielding clean concentrates and very good recoveries. A new metallurgical sample was acquired in 2011 and this sample is being used for more extensive metallurgical testing to refine and optimize the processing circuit. In 2011 Zazu received the first report pertaining to the necessary Metal Leaching/Acid Rock Drainage (“ML/ARD”) work that will be required prior to the permitting and development of the Lik project. This first report built on sampling that was done on the property in 2009 and provides a preliminary ML/ARD characterization of the Lik deposit which will provide a basis and direction for continued studies. Zazu instructed its contractor in the latter part of 2011 to provide a scope and budget to move the project to the next level of investigation which started in 2012 and continued in 2013. Field testing was done during the 2013 summer season. The Acid Rock Drainage study continued in 2016 and data gathered recommends that it be extended.

  Zazu incurred exploration expenditures at the Lik property of $28,696 in the fourth quarter of 2016 (2015 – $27,517) and $102,553 for the year ended December 31, 2016 (2015 – $239,335).

  Directors and Officers of Zazu

  The following table sets forth the name, municipality of residence, position held with Zazu and principal occupation of each person who is a director and/or an executive officer of Zazu:

Name and Municipality of Residence	Position with Zazu	Principal Occupation	Date of Appointment
Gil Atzmon San Antonio, Texas	Chairman, Chief Executive Officer, President and Director	Founder, Chairman and Chief Executive Officer of Zazu	November 29, 2006
Joe M. Britton Anchorage, Alaska	Vice-President Exploration	Vice-President Exploration and principal geologist for the Lik property	September 18, 2007
Joshua D. Crumb Vancouver, British Columbia	Director	Self-employed consultant	July 20, 2011
Matthew T. Ford San Antonio, Texas	President	President of Zazu	March 1, 2008
Robert Giustra (1) Vancouver, British Columbia	Director	Chief Executive Officer of Columbus Gold Corporation	May 10, 2012
Ralf O. Langner Vancouver, British Columbia	Chief Financial Officer	Chief Financial Officer of Zazu	December 1, 2007

3

Bryan Morris (1),(2),(3) Vancouver, British Columbia	Director	Self-employed consultant	July 19, 2007
Dennis H. Peterson (2),(3) Toronto, Ontario	Director	Lawyer	November 29, 2006
Paul F. Saxton (1),(2),(3) Furry Creek, British Columbia	Director	Chief Executive Officer of Lincoln Mining Corp.	July 19, 2007
(1) Member of the Audit Committee (2) Member of the Compensation Committee (3) Member of the Corporate Governance Committee

  Securities owned

  As of the May 11, 2017, the Directors and executive officers of Zazu beneficially own, directly or indirectly, or have control or direction over, a total of 9,687,300 common shares representing 17.5% of the common shares issued and outstanding.

  Consolidated Capitalization

  The following table sets out Zazu’s consolidated share capital as at December 31, 2016. Financial information is provided in Zazu’s comparative financial statements and management discussion and analysis in respect of its most recently completed financial year.

(in thousands of US Dollars)	As at December 31, 2017
Share Capital	43,522
Contributed Surplus	674
Accumulated share-based compensation	6,046
Total Shareholders’ Deficit	(34,747)
Total Capitalization	15,495

  Description of Zazu Shares

  The authorized share capital of Zazu consists of an unlimited number of common shares without par value. As of May 11, 2017, 55,398,051 Zazu common shares were issued and outstanding as fully paid and non-assessable. The Zazu common shares are listed on the TSX Venture Exchange under the trading symbol “ZAZ”.

  Stock Options

  As of May 11, 2017 Zazu had the following stock options granted and outstanding:

Expiry date		CDN$	Vested and Exercisable
May 15, 2018	1,000,000	$0.80	1,000,000
November 15, 2018	1,190,000	0.70	1,190,000
May 15, 2109	2,200,000	0.60	2,200,000
August 15, 2020	600,000	0.25	600,000
Total	4,990,000		4,990,000

4

  Zazu Management’s Discussion of Financial Condition and Results of Operations

  You should read the following summary discussion and analysis of Zazu’s financial condition and results of operations together with its financial statements and related notes appearing elsewhere in this Proxy Statement. This discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including, but not limited to, those set forth under “Risk Factors Relating to the Arrangement” above.

  Years Ended December 31, 2016 and 2015

  Results of Operations

  Zazu’s net loss for the quarter ended December 31, 2016 was $111,229 or $0.00 per share compared to a net loss of $216,968 or $0.00 per share for the quarter ended December 31, 2015. Zazu’s net loss for the year ended December 31, 2016 was $355,590 or $0.01 per share compared to a net loss of $1,076,084 or $0.02 per share for the year ended December 31, 2015.

  The net loss for both 2016 and 2015 included salaries and consulting fees as well as additional costs for audit and accounting fees, directors’ fees, regulatory fees and transfer agent expenses, insurance, office costs and travel. Finance income from interest on cash equivalents helped offset some of the expenses. Non-cash items included share based compensation and gains and losses from the revaluation of Zazu’s Canadian currency denominated cash and cash equivalents.

  During the fourth quarter of 2016, Zazu recognized $1,800 (2015 – $11,100) of share based compensation. For the year ended December 31, 2016, Zazu recognized $13,000 (2015 – $259,800) of share based compensation. Share based compensation for option holders who are directly involved in exploration and development at the Lik property is capitalized as an exploration and evaluation asset. All share based compensation for the year ended December 31, 2016 was expensed as share based compensation. Share based compensation for the year ended December 31, 2015 was split: $30,400 was capitalized as an exploration and evaluation asset and $229,400 was expensed as share based compensation.

  Share based compensation is calculated using the Black-Scholes option pricing model which requires the input of highly subjective assumptions including expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate, and therefore does not necessarily provide a reliable single measure of the fair value of Zazu’s stock options granted and/or vested during the period. Share based compensation in 2016 was based on a fair value of CDN$0.06 per share for the 600,000 options granted in August 2015.

  Audit and accounting costs were $38,924 for the fourth quarter of 2016 and $51,506 for the year ended December 31, 2016 and consisted of year-end audit and corporate tax reporting fees. Audit and accounting costs were $30,721 for the fourth quarter of 2015 and $69,181 for the year ended December 31, 2015 and consisted of year-end audit, interim review and corporate tax reporting fees. As part of its program to reduce costs, Zazu decided to eliminate interim quarterly reviews by its auditor beginning with the first quarter of 2016.

  Directors’ fees were $7,447 for the fourth quarter of 2016 (2015 – $22,467) and $30,089 for the year ended December 31, 2016 (2015 – $62,145). Directors’ fees are paid quarterly and denominated in Canadian dollars making them subject to fluctuations in the CDN$/US$ exchange rate. As part of its effort to preserve working capital, directors’ fees were cut by 50% beginning with the first quarter of 2016.

  Insurance costs were $10,780 for the fourth quarter of 2016 (2015 – $11,233) and $43,575 for the year ended December 31, 2016 (2015 – $45,397) and represent premiums on Zazu’s comprehensive general liability and Directors and Officers insurance policies.

  Investor and shareholder relations costs were $957 for the fourth quarter of 2016 (2015 – $136) and $9,158 for the year ended December 31, 2016 (2015 – $15,652) and comprise shareholder communication expenses and other costs such as attending industry conferences. Costs are higher in 2015 due to the cost of internet investor awareness programs that Zazu began in 2014 and which ended in 2015 and which were not renewed.

5

  Legal fees were $4,957 for the year ended December 31, 2016 (2015 – $1,728). Fees incurred in 2016 were part of the process to delist Zazu’s shares from the TSX and also include costs related to Zazu’s continuous disclosure program. See “Transactions with related parties” for additional information.

  Office, rent and communication costs were $3,239 for the fourth quarter of 2016 (2015 – $7,960) and $15,166 for the year ended December 31, 2016 (2015 – $35,566). Zazu moved to smaller office space in August 2015 resulting in lower rent expense for 2016.

  Regulatory and transfer agent costs were $16,342 for the fourth quarter of 2016 (2015 – $11,018) and $56,562 for the year ended December 31, 2016 (2015 – $57,408) and represent those filing and listing fees normally associated with public companies as well as fees incurred as Zazu began the process to delist it shares from the TSX and list them on the TSX Venture Exchange.

  Salaries and benefits costs were $29,133 for the fourth quarter of 2016 (2015 – $103,584) and $136,498 for the year ended December 31, 2016 (2015 – $458,471). As part of its effort to preserve working capital, salaries for officers were cut by between 70% and 80% beginning with the first quarter of 2016. Wages and benefits paid to staff involved directly in exploration at the Lik property are included in exploration and evaluation assets.

  Travel costs were $551 for the fourth quarter of 2016 (2015 – nil) and $2,712 for the year ended December 31, 2016 (2015 – $8,745). Several of Zazu’s officers reside in the United States and travel costs include the costs for these officers to travel to the administrative office in Vancouver to attend management meetings. As part of Zazu's program to reduce costs, travel has been reduced whenever possible.

  Finance income was $209 for the fourth quarter of 2016 (2015 – $780) and $1,418 for the year ended December 31, 2016 (2015 – $1,112) and consists of interest earned on Zazu’s cash equivalents. Funds not required for Zazu’s immediate operations are invested in highly liquid investments which are readily convertible into cash with maturities of three months or less when purchased.

  Historically, Zazu has raised cash in private financings denominated in both US and Canadian dollars. Although the majority of Zazu’s expenditures are made in US dollars, as a Canadian company, it is necessary to also make payments in Canadian dollars. As a result, Zazu maintains a portion of its cash in Canadian dollars and this balance is subject to foreign exchange gains or losses. Zazu’s two private placements in the first quarter of 2011 were denominated in Canadian dollars resulting in Zazu holding a large amount of Canadian dollars. In the fourth quarters of both 2015 and 2016 the Canadian dollar weakened versus the US dollar and Zazu recognized a foreign exchange loss of $1,139 in the fourth quarter (2015 - $7,093). For the year ended December 31, 2016 Zazu recognized a foreign exchange gain of $7,958 while it recognized a loss of $63,038 for 2015.

  Interest expense was $921 for the fourth quarter of 2016 (2015 – nil) and $921 for the year ended December 31, 2016 (2015 – $2,458) and is the interest payable on the loan made to Zazu by its CEO. The loan bears interest at 6% per year and interest is paid monthly in arrears.

  Liquidity and Capital Resources

  Historically Zazu’s primary source of funding has been the sale of equity securities for cash. Zazu is not in commercial production at the Lik property and, accordingly, it does not generate cash from operations.

  At December 31, 2016, Zazu had cash and cash equivalents totaling $90,463 as compared to $459,458 at December 31, 2015. Zazu has no significant financial or other instruments other than its cash balances which are primarily invested with large Canadian chartered banks.

  The following is a summary of Zazu’s contractual obligations and commitments as at December 31, 2016:

Total	2017	2018 – 2020	2021 – 2022	2023 and beyond

Lik project agreements	$ 12,000	$ 12,000	-	-	-
Office operation leases	1,819	1,819	-	-	-

  The Department of Natural Resources of the State of Alaska required Zazu, as operator of the Lik project, to post a $250,000 bond to cover any future reclamation activities necessary upon the abandonment of the mining claims that make up the project. Zazu did not, and was not required to, submit a work plan outlining the work required to reclaim the project site. Zazu does not have any plans to abandon its interest in the property, and expects this bond to remain in place until it receives construction and operation permits. Construction and operating activities will result in a much larger portion of the claim block being disturbed, thereby requiring a substantially larger effort to reclaim the areas disturbed. Reclamation will require the land to be returned to a condition approved by the State of Alaska upon the termination of operations at the site. Current site disturbances are limited to the camp area and airstrip and Zazu’s current activities at the site do not add materially to the area disturbed. Rather than fund this amount out of its cash reserves, Zazu contracted with a surety bond agency to provide this bond on Zazu’s behalf. The bond fee was paid in July 2016 and is set for further renewal in June 2017. The cost of the bonding is currently $7,500 per year. As is customary in these situations, Zazu has agreed to indemnify the surety bond agency if any funds are drawn by the State from this bond to meet reclamation obligations for up to $250,000.

  In January 2016, as part of its effort to preserve working capital, Zazu entered into new employment agreements with its senior officers for an aggregate of $7,500 per month. In January 2017, these agreements were amended further and the current monthly aggregate is now $3,500 per month. These agreements can be terminated by the Group at any time, or by the officer within 120 days of a change of control of the Group, subject to the payment of the greater of (i) a lump sum amount ranging from $25,000 to $30,833, and (ii) the minimum payment prescribed by applicable employment standards legislation. At such time any outstanding stock options will immediately vest and, upon the officer’s request, the Group will provide an interest free loan for up to six months to exercise any stock options, with the shares held by the Group as collateral. Salary amounts are reviewed annually by the Compensation Committee of the Board of Directors.

  In October 2016, the Chief Executive Officer loaned Zazu $70,000. The loan is unsecured and payable on demand, with interest calculated at 6% per year and paid monthly and is intended to provide working capital while a larger financing is pursued. In March 2017, the Chief Executive Officer loaned Zazu an additional $30,000 with identical terms as the first loan.

  In order to operate beyond the first quarter of 2017, Zazu will be required to obtain additional financing.

  Off-balance sheet arrangements

  During 2016 and up to the date of this report, Zazu had no off-balance sheet transactions.

6

  Appendix D

  (Zazu Historical Financial Statements)

  ZAZU METALS CORPORATION

  Condensed Interim Consolidated Financial Statements For the 3 months ended March 31, 2017 and 2016 Unaudited

  (in US dollars)

1

ZAZU METALS CORPORATION
Condensed Interim Consolidated Statements of Financial Position (Unaudited) In U.S. dollars
	Note	March 31, 2017	December 31, 2016
Assets Current assets Cash and cash equivalents		$64,879	$ 90,463
Receivables and prepaids		10,647	17,128
Non-current assets		75,526	107,591
Equipment	4	15,690	16,956
Exploration and evaluation assets	4	15,472,697	15,467,788
Total assets		$15,563,913	$ 15,592,335

  Liabilities

  Current liabilities

Trade and other payables		$ 20,549	$ 26,838
Loans payable	5	100,000	70,000
Total liabilities		120,549	96,838
Equity attributable to shareholders Share capital	6	43,521,638	43,521,638
Contributed surplus		674,472	674,472
Accumulated share based compensation	7	6,046,600	6,046,000
Accumulated deficit		(34,799,346)	(34,746,613)
Total equity		15,443,364	15,495,497
Total liabilities and equity		$15,563,913	$ 15,592,335
Nature of operations and going concern	1

  Approved by the Board of Directors:

  "Gil Atzmon" (signed) "Bryan Morris" (signed)

  Gil Atzmon Bryan Morris

  Director Director

  The accompanying notes are an integral part of these condensed interim consolidated financial statements

2

ZAZU METALS CORPORATION
Condensed Interim Consolidated Statements of Loss and Comprehensive Loss
(Unaudited)
In U.S. dollars

		For the 3 Months ended March 31,	For the 3 Months ended March 31,
	Note	2017	2016
Expenses
Depreciation		$ 113	$ 206
Audit and accounting		-	7,355
Directors’ fees		7,548	7,390
Insurance		10,781	11,233
Investor and shareholder relations		174	132
Office, rent and communication		2,849	4,650
Regulatory and transfer agent		11,354	16,246
Salaries and benefits		14,514	36,376
Share based compensation	7	600	4,100
Travel		3,734	-
Loss from operations		51,667	87,688
Finance income		33	552
Interest expense	5	(1,045)	-
Foreign exchange gain (loss)		(54)	10,220
Net loss and comprehensive loss attributable to
the equity holders of the Company		$ (52,733)	$ (76,916)
Basic and diluted loss per share		$ 0.00	$ 0.00
Weighted average number of shares outstanding		55,398,051	55,398,051

   The accompanying notes are an integral part of these condensed interim consolidated financial statements

3

ZAZU METALS CORPORATION
Condensed Interim Consolidated Statements of Changes in Equity
(Unaudited)
In U.S. dollars
	Common	Common		Accumulated
	shares	shares	Contributed	share based	Accumulated
	#	$	surplus	compensation	Deficit	Total
Balance, January 1, 2016	55,398,051	$ 43,521,638	$ 674,472	$ 6,033,000	$ (34,391,023)	$ 15,838,087
Net loss and comprehensive
loss for the period		-	-	-	(76,916)	(76,916)
Share based compensation:
Charged to operations		-	-	4,100	-	4,100
Balance, March 31, 2016	55,398,051	$ 43,521,638	$ 674,472	$ 6,037,100	$ (34,467,939)	$ 15,765,271
Balance, January 1, 2017	55,398,051	$ 43,521,638	$ 674,472	$ 6,046,000	$ (34,746,613)	$ 15,495,497
Net loss and comprehensive
loss for the year		-	-	-	(52,733)	(52,733)
Share based compensation:
Charged to operations		-	-	600	-	600
Balance, March 31, 2017	55,398,051	$ 43,521,638	$ 674,472	$ 6,046,600	$ (34,799,346)	$ 15,443,364

  The accompanying notes are an integral part of these condensed interim consolidated financial statements

4

ZAZU METALS CORPORATION
Condensed Interim Consolidated Statements of Cash Flow
(Unaudited)
In U.S. dollars

		For the 3 months ended March 31,	For the 3 months ended March 31,
	Note	2017	2016
Cash flow provided by (used in):
Operating activities
Loss for the period		$ (52,733)	$ (76,916)
Adjustments for non-cash items:
Depreciation		113	206
Share based compensation	7	600	4,100
Unrealized foreign exchange loss (gain)		35	(9,457)
Net changes in non-cash working capital items:
Decrease in trade and other receivables		6,523	5,156
Decrease in trade and other payables		(6,328)	(16,326)
Net cash used in operating activities		(51,790)	(93,237)
Financing activities
Loan proceeds	5	30,000	-
Net cash from financing activities		30,000	-
Investing activities
Purchase of exploration and evaluation assets		(3,756)	(13,115)
Net cash used in investing activities		(3,756)	(13,115)
Effect of exchange rate changes on cash and cash equivalents		(38)	10,919
Net decrease in cash and cash equivalents		(25,584)	(95,433)
Cash and cash equivalents at beginning of period		90,463	459,458
Cash and cash equivalents at end of period		$ 64,879	$ 364,025
Non-cash transactions:
Equipment depreciation capitalized to exploration and evaluation assets		1,153	1,632
Increase (decrease) in trade and other payables related to exploration and evaluation assets		-	8,210

  The accompanying notes are an integral part of these condensed interim consolidated financial statements

5

1.	Nature of operations and going concern

  Zazu Metals Corporation (the “Company”) is a Canadian company which is engaged in the exploration and development of mineral properties. The Company was incorporated by a Certificate of Incorporation issued pursuant to the provisions of the Canada Business Corporations Act on November 29, 2006. The address of its registered office is 500 – 666 Burrard Street, Vancouver, BC, Canada, V6C 3P6.

  The Company incorporated Zazu Metals (Alaska) Corporation (“Zazu Alaska”), a subsidiary of the Company, in the State of Alaska, United States on January 18, 2007.

  The Company and its subsidiary (together, the “Group”) are currently exploring a mineral exploration property located in the State of Alaska, United States and have not yet determined whether their mineral property contains resources that are economically recoverable. The underlying value of the Group’s mineral property and the recoverability of the related deferred costs are dependent on the existence of economically recoverable resources in its mineral property and the ability of the Group to obtain the necessary financing to complete development and upon future profitable production from, or the proceeds from the disposition of, its mineral property.

  At March 31, 2017 the Company did not have enough cash on hand to meet its planned expenditures for the next twelve months. The Company plans to pursue financing in the future in order to fund its operations and to continue the advancement of its mineral property but the material uncertainty of raising sufficient funds casts significant doubt about the Company’s ability to continue as a going concern. The Company has historically raised funds primarily through the sales of equity securities for cash. While the Company expects that it will obtain funding through an equity funding, or other means depending on market conditions, there can be no assurance that the Company will be able to obtain such funding or obtain it on acceptable terms.

  These condensed interim consolidated financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of operations. These financial statements do not reflect the adjustments to carrying values of assets and liabilities that would be necessary should the going concern assumption prove to be inappropriate, and these adjustments could be material.

2.	Basis of presentation

  These condensed interim consolidated financial statements should be read in conjunction with our audited consolidated annual financial statements for the year ended December 31, 2016.

  These condensed interim consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board (“IASB”). These condensed interim consolidated financial statements were approved by the Board of Directors on May 18, 2017.

3.	Summary of significant accounting policies

  The Group prepares its audited consolidated annual financial statements in accordance with IFRS as issued by IASB. These condensed interim consolidated financial statements follow the same accounting policies and methods of application as our most recent annual financial statements and should be read in conjunction with our most recent audited consolidated annual financial statements.

6

4.	Equipment and exploration and evaluation assets

	Lik mineral property	Equipment
Opening net book value at January 1, 2016	$ 15,365,235	$ 24,307
Additions	102,553	-
Depreciation for the year	-	(7,351)
Net book value at December 31, 2016	$ 15,467,788	$ 16,956
Cost	$ 15,467,788	$ 307,336
Accumulated depreciation	-	(290,380)
Net book value at December 31, 2016	$ 15,467,788	$ 16,956
Opening net book value at January 1, 2017	$ 15,467,788	$ 16,956
Additions	4,909	-
Depreciation for the period	-	(1,266)
Net book value at March 31, 2017	$ 15,472,697	$ 15,690
Cost	$ 15,472,697	$ 307,336
Accumulated depreciation	-	(291,647)
Net book value at March 31, 2017	$ 15,472,697	$ 15,690

  Lik Property

  The Group is participating in the exploration and development of the Lik property through a joint arrangement with Teck American, Inc. (“Teck American”), a wholly owned subsidiary of Teck Resources Limited. The Group acquired its interest in the joint arrangement in June 2007 by making a cash payment of $20 million and granting a 2% net proceeds royalty.

  The Group is the operator of the joint arrangement and holds a 50% interest in the project. The Group has the right to form a joint venture with Teck American and increase its interest to 80% by incurring qualifying exploration expenditures on or before January 27, 2018. The terms of the joint arrangement are governed by the Lik Block Agreement, signed in 1983, which specified an amount of $25.0 million of qualifying expenditures to be adjusted annually for inflation, and which amount is currently estimated to be approximately $43.1 million. As of March 31, 2017 a total of $21.9 million has been incurred in exploration expenditures pursuant to the terms of the Lik Block Agreement. If the qualifying expenditures are not made before January 2018, the Group remains as operator and its interest stays at 50%.

  Once the Group satisfies this expenditure obligation, Teck American has a onetime election to (i) maintain the 20% interest which shall become a participating interest pursuant to a joint venture agreement with a pro rata sharing of the pre-existing 1% net profits interest, or (ii) transfer its interest in exchange for a 2% net smelter return royalty interest such that the Group would become the holder of a 100% undivided interest in the Lik property subject only to the pre-existing 1% net profits interest, the 2% net proceeds royalty and the 2% net smelter return royalty.

  Acquisition and deferred exploration expenditures made by the Group are as follows:

7

	Balance December 31, 2016	2017 Expenditures	Balance March 31, 2017
Deferred exploration
Administration and insurance	$ 683,885	$ 353	$ 684,238
Assays/analysis	816,172	3,403	819,575
Camp, freight and logistics	1,929,514	396	1,929,910
Drilling	4,123,073	757	4,123,830
Engineering and other studies	3,602,938	-	3,602,938
Environmental	2,442,328	-	2,442,328
Geological	951,084	-	951,084
Reclamation	37,500	-	37,500
Share based compensation	605,200	-	605,200
	15,191,694	4,909	15,196,603
Acquisition	20,276,094	-	20,276,094
Write-downs	(20,000,000)	-	(20,000,000)
Total deferred property expenditures	$ 15,467,788	$ 4,909	$ 15,472,697

5.	Loan payable

  In order to provide working capital while a larger financing was pursued, the Group’s Chief Executive Officer loaned the Group $70,000 in October 2016 and $30,000 in March 2017. These loans are unsecured and payable on demand, with interest calculated at 6% per year and paid monthly. See also note 9 – Related party transactions.

6.	Share capital

  The Company’s common shares began trading on the Toronto Stock Exchange on December 19, 2007 under the symbol “ZAZ” and on the OTCQX exchange in the United States on July 28, 2014 under the symbol “ZAZUF”. Beginning December 1, 2016 the Company’s common shares ceased trading on the Toronto Stock Exchange and began trading on the TSX Venture Exchange. The Company’s common shares ceased trading on the OTCQX exchange on December 31, 2016.

  The Company is authorized to issue an unlimited number of Common Shares with no par value and an unlimited number of Special Voting Shares with no par value. At March 31, 2017 the Company had 55,398,051 shares (2016 – 55,398,051 shares) issued and outstanding.

8

7.	Stock options and share based compensation

	Number of options	Average exercise price (CDN$)
Opening balance at January 1, 2016	4,390,000	$ 0.62
Balance at December 31, 2016	4,990,000	$ 0.62
Opening balance at January 1, 2017	4,990,000	$ 0.62
Balance at March 31, 2017	4,990,000	$ 0.62

  The stock options outstanding at March 31, 2017 expire as follows:

Expiry Date	Number outstanding	Exercise price (CDN$)	Vested and exercisable
May 2018	1,000,000	0.80	1,000,000
November 2018	1,190,000	0.70	1,190,000
May 2019	2,200,000	0.60	2,200,000
August 2020	600,000	0.25	600,000
Total stock options outstanding	4,990,000		4,990,000

  Under the terms of the employment agreements between the Group and its senior officers, an officer’s unvested stock options will vest immediately and become exercisable if the agreement is terminated by the Group, or if the officer so elects within 120 days of a change of control of the Group.

  The Company recognizes stock based compensation over the vesting period of the underlying options using the fair value calculated by the Black-Scholes option pricing model. Option pricing models require the input of highly subjective assumptions including expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company’s stock options granted and/or vested during the period.

8.	Compensation of key management

  The remuneration of directors and other members of key management personnel included:

	3 months ended March 31, 2017	3 months ended March 31, 2016
Salaries, consulting fees and directors’ fees	$ 18,082	$29,890
Short-term employee benefits	2,844	11,372
Stock based compensation	600	4,100
Total compensation of key management	$ 21,526	$ 45,362

9

  Key management personnel were not paid post-employment benefits, termination benefits or other long-term benefits during the periods ended March 31, 2017 and March 31, 2016.

9.	Related party transactions

  Related parties and the nature of the Group’s transactions with them are:

Related party	Nature of transactions
Gil Atzmon	Loan

  In October 2016 and March 2017 Gil Atzmon, the Group’s Chief Executive Officer, loaned the Group $70,000 and $30,000 respectively. These loans are unsecured and payable on demand, with interest calculated at 6% per year and paid monthly.

  The Group incurred fees and expenses with the above mentioned related party. Related party transactions also include directors’ fees and are in the ordinary course of business, occurring on terms that are similar to those of transactions with unrelated parties.

	3 months ended March 31, 2017	3 months ended March 31, 2016
Interest on loan from Chief Executive Officer	$ 1,045	-
Directors’ fees	7,548	$ 7,390
Total related party transactions	$ 8,593	$ 7,390

  At the period end, the Group had the following outstanding balances payable to related parties:

	March 31, 2017	December 31, 2016
Loan from Chief Executive Officer	$ 100,000	$ 70,000
Interest on loan from Chief Executive Officer	275	268
Directors’ fees	6,937	6,876
Total related party transactions	$ 107,212	$ 77,144

10.	Commitments

  The following is a summary of the Group’s contractual obligations and commitments as at March 31, 2017:

	Total	2017	2018 – 2020	2021 – 2022	2023 and beyond
Lik project	$ 37,000	$ 37,000	-	-	-
Office operation leases	1,049	1,049	-	-	-

10

  The Group has entered into employment agreements with its senior officers for an aggregate of $3,500 per month effective January 1, 2017. These agreements can be terminated by the Group at any time, or by the officer within 120 days of a change of control of the Group, subject to the payment of the greater of (i) a lump sum amount ranging from $25,000 to

  $30,833, and (ii) the minimum payment prescribed by applicable employment standards legislation. At such time any outstanding stock options will immediately vest and, upon the officer’s request, the Group will provide an interest free loan for up to six months to exercise any stock options, with the shares held by the Group as collateral. Salary amounts are reviewed annually by the Compensation Committee of the Board of Directors.

  The Department of Natural Resources of the State of Alaska requires the Group, as operator of the Lik project, to post a

  $250,000 bond to cover any future reclamation activities necessary upon the abandonment of the mining claims that make up the project. The Group has contracted with a surety bond company to provide this bond.

11.	Financial instruments

  The Group’s financial instruments are classified into the following categories and the following table shows their carrying values.

	March 31, 2017	December 31, 2016
Loans and receivables (1)	$ 64,879	$ 90,497
Financial liabilities at amortized cost	120,549	96,838
(1) Consists of:
Cash and cash equivalents – US currency	62,023	71,279
Cash and cash equivalents – CDN currency	2,856	19,184

  The carrying values of all of the Group’s financial assets and liabilities reasonably approximate their fair values. The Group is exposed to certain financial risks, including currency risk, liquidity risk and credit risk.

  Capital Risk Management

  The Group’s objectives of capital management are intended to safeguard the entity's ability to support the Group’s normal operating requirements on an ongoing basis, continue the development and exploration of its mineral properties and support any expansionary plans.

  The capital structure of the Group consists of equity attributable to shareholders. The Group manages the capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the Group’s assets.

  To effectively manage the entity’s capital requirements, the Group has in place a planning and budgeting process to help determine the funds required to ensure the Group has the appropriate liquidity to meet its operating and growth objectives. The Group has historically relied on the issuance of shares to develop the project and will most likely be obliged to do so again in the future.

  Currency risk

  The Group’s financial assets and liabilities consist of cash and cash equivalents, trade receivables and trade payables, some of which are denominated in Canadian dollars. The Group is exposed to financial gain or loss as a result of foreign exchange movements by the Canadian dollar against the US dollar.

  In addition to costs denominated in US dollars, the Group also incurs general and administrative costs denominated in Canadian dollars. Accordingly, the Group’s general and administrative costs are affected by changes in the foreign exchange rate of the Canadian dollar. The Group has elected not to hedge its exposure to fluctuations in the Canadian dollar.

11

  The Group was exposed to currency risk through the following assets and liabilities denominated in Canadian dollars:

	March 31, 2017	December 31, 2017
	(CDN$)	(CDN$)

Loans and receivables	$ 3,801	$ 25,759
Financial liabilities at amortized cost	(11,781)	(15,542)

  Based on the net exposures in the preceding table as at March 31, 2017, and assuming that all other variables remain constant, a 10% appreciation or depreciation of the Canadian dollar against the US dollar would result in an increase/decrease of $600 (2016 – $800) in the Group’s net loss.

  Liquidity risk

  Liquidity risk is the potential that the Group will be unable to meet its obligations as they come due because of an inability to liquidate assets or obtain adequate funding. The Group manages liquidity risk through the management of its capital structure. The Group manages and makes adjustments to the capital structure as opportunities arise in the marketplace or as and when funding is required. Historically the Group’s primary source of funding has been the sale of equity securities for cash. The Group is not in commercial production on the Lik property and, accordingly, it does not generate cash from operations. See Note 1 for going concern discussion.

  Trade and other payables are all due within the current operating period.

  Credit risk

  The Group’s credit risk arises from the non-performance by counterparties to fulfill their contractual obligations. The Group’s maximum exposure to credit risk is limited to its cash and cash equivalents and trade and other receivables.

  The Group mitigates its credit risk on its cash and cash equivalents by maintaining its funds in bank and investment accounts in one of Canada’s largest financial institutions that holds a Standard & Poor’s senior debt credit rating of AA-.

  The maximum credit risk exposure at March 31, 2017 is limited to the carrying value of the cash and cash equivalents and trade and other receivables at the period end.

12.	Segment reporting

  The Group currently operates in one business segment, being the exploration and development of mineral properties. The Group’s non-current assets at March 31, 2017 and December 31, 2016 by geographic areas are as follows:

	Canada	United States	Total
Non-current assets at December 31, 2016	$ 1,005	$ 15,483,739	$ 15,484,744
Non-current assets at March 31, 2017	892	15,487,495	15,488,387

13.	Subsequent events

  In April 2017 the Group and Solitario Exploration & Royalty Corp. (NYSE:XPL; TSX:SLR) ("Solitario") entered into a definitive arrangement agreement (the "Arrangement Agreement") pursuant to which Solitario will acquire all of the issued and outstanding common shares of Company (the "Zazu Shares") by way of a statutory plan of arrangement (the "Arrangement") under the Canada Business Corporations Act.

12

  Under the terms of the Arrangement Agreement, holders of Zazu Shares ("Zazu Shareholders") will receive, on closing, 0.3572 of a common share of Solitario (the "Exchange Ratio") in exchange for each Zazu Share held. Following the completion of the Arrangement, former Zazu Shareholders are expected to hold approximately 34% of the issued and outstanding shares of the combined company and the Group will be entitled to nominate two directors to be appointed to the board of directors of the combined company.

  The Arrangement Agreement includes customary provisions, including with respect to non-solicitation, a right granted to Solitario to match superior proposals and fiduciary-out provisions, as well as representations, covenants and conditions which are customary for transactions of this nature. In addition, the Group and Solitario have each agreed to pay a termination fee in the amount of US$0.75 million to the other party upon the occurrence of certain termination events.

  Shareholders of both Solitario and the Company will be asked to approve the Arrangement at upcoming shareholder meetings in June 2017. The Arrangement is also subject to applicable regulatory approvals and the satisfaction of certain other closing conditions.

  After signing the Arrangement Agreement, Solitario will provide the Company with interim debt financing in May 2017 by means of a secured convertible debenture issued by Zazu in the principal amount of US$1.5 million (the "Debenture"). The Debenture will be secured by way of a general security and pledge agreement and will bear interest at a rate of 5% per annum. If the Arrangement Agreement is terminated prior to the effective date of the Arrangement, all principal amounts outstanding and any interest payable thereon will become payable two years following the issuance of the Debenture. In certain circumstances, the Debenture is convertible at the option of Solitario into Zazu Shares at a price of US$0.22 per Zazu Share.

  ZAZU METALS CORPORATION

  Consolidated Financial Statements

  For the years ended December 31, 2016 and 2015 (in US dollars)

  March 30, 2017

  Independent Auditor’s Report

  To the Shareholders of Zazu Metals Corporation

  We have audited the accompanying consolidated financial statements of Zazu Metals Corporation, which comprise the consolidated statements of financial position as at December 31, 2016 and December 31, 2015 and the consolidated statements of loss and comprehensive loss, changes in equity and cash flow for the years then ended, and the related notes, which comprise a summary of significant accounting policies and other explanatory information.

  Management’s responsibility for the consolidated financial statements

  Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

  Auditor’s responsibility

  Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

  An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

  We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

  PricewaterhouseCoopers LLP

  PricewaterhouseCoopers Place, 250 Howe Street, Suite 1400, Vancouver, British Columbia, Canada V6C 3S7 T: +1 604 806 7000, F: +1 604 806 7806

  “PwC” refers to PricewaterhouseCoopers LLP, an Ontario limited liability partnership.

13

  Opinion

  In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Zazu Metals Corporation as at December 31, 2016 and December 31, 2015 and its financial performance and its cash flows for the years then ended in accordance with International Financial Reporting Standards.

  Emphasis of matter

  Without qualifying our opinion, we draw attention to note 1 in the financial statements, which describes matters and conditions that indicate the existence of a material uncertainty that may cast significant doubt about Zazu Metals Corporation’s ability to continue as a going concern.

  (signed) “PricewaterhouseCoopers LLP”

  Chartered Professional Accountants

14

ZAZU METALS CORPORATION
Consolidated Statements of Financial Position
In U.S. dollars

		December 31	December 31
	Note	2016	2015

Assets
Current assets
Cash and cash equivalents		$ 90,463	$ 459,458
Receivables and prepaids		17,128	36,323
		107,591	495,781
Non-current assets
Equipment	4	16,956	24,307
Exploration and evaluation assets	4	15,467,788	15,365,235
Total assets		$ 15,592,335	$ 15,885,323

Liabilities
Current liabilities
Trade and other payables		$ 26,838	$ 47,236
Loan payable	5	70,000	-
Total liabilities		96,838	47,236

Equity attributable to shareholders
Share capital	6	43,521,638	43,521,638
Contributed surplus		674,472	674,472
Accumulated share based compensation	7	6,046,000	6,033,000
Accumulated deficit		(34,746,613)	(34,391,023)
Total equity		15,495,497	15,838,087
Total liabilities and equity		$ 15,592,335	$ 15,885,323

Approved by the Board of Directors:

"Gil Atzmon" (signed)	"Bryan Morris" (signed)
Gil Atzmon	Bryan Morris
Director	Director

Nature of operations and going concern	1

The accompanying notes are an integral part of these condensed interim consolidated financial statements

15

ZAZU METALS CORPORATION
Consolidated Statements of Loss and Comprehensive Loss
In U.S. dollars

		Year ended	Year ended
		December 31,	December 31,
	Note	2016	2015

Expenses
Depreciation		$ 822	$ 1,556
Audit and accounting		51,506	69,181
Directors’ fees		30,089	62,145
Financial advisory fees		-	20,723
Insurance		43,575	45,397
Investor and shareholder relations		9,158	15,652
Legal fees		4,957	1,728
Office, rent and communication		15,166	35,566
Regulatory and transfer agent		56,562	57,408
Salaries and benefits		136,498	458,471
Share based compensation	7	13,000	229,400
Travel		2,712	8,745
Loss from operations		364,045	1,005,972
Finance income		1,418	1,112
Interest expense		(921)	(2,458)
Foreign exchange gain (loss)		7,958	(63,038)
Loss on disposal of equipment		-	(5,728)
Net loss and comprehensive loss attributable to
the equity holders of the Company		$ (355,590)	$ (1,076,084)

Basic and diluted loss per share		$ (0.01)	$ (0.02)
Weighted average number of shares outstanding		55,398,051	52,776,383

The accompanying notes are an integral part of these condensed interim consolidated financial statements

16

ZAZU METALS CORPORATION
Consolidated Statements of Changes in Equity
In U.S. dollars
	Common shares	Common shares	Contributed	Accumulated share based	Accumulated
	#	$	surplus	compensation	deficit	Total
Balance, January 1, 2015	47,909,051	$ 42,070,409	$ 674,472	$ 5,773,200	$ (33,314,939)	$ 15,203,142
Net loss and comprehensive
loss for the period		-	-	-	(1,076,084)	(1,076,084)
Share based compensation:
Charged to operations		-	-	229,400	-	229,400
Capitalized to exploration
and evaluation assets		-	-	30,400	-	30,400
Private placements of shares:
Proceeds	7,489,000	1,517,598	-	-	-	1,517,598
Share issue costs		(66,369)	-	-	-	(66,369)
Balance, December 31, 2015	55,398,051	43,521,638	674,472	6,033,000	(34,391,023)	15,838,087
Balance, January 1, 2016	55,398,051	43,521,638	674,472	6,033,000	(34,391,023)	15,838,087
Net loss and comprehensive
loss for the year		-	-	-	(355,590)	(355,590)
Share based compensation:
Charged to operations		-	-	13,000	-	13,000
Capitalized to exploration
and evaluation assets		-	-	-	-	-
Balance, December 31, 2016	55,398,051	$ 43,521,638	$ 674,472	$ 6,046,000	$ (34,746,613)	$ 15,495,497

The accompanying notes are an integral part of these condensed interim consolidated financial statements

17

ZAZU METALS CORPORATION
Consolidated Statements of Cash Flow
In U.S. dollars
		Year ended December 31,	Year ended December 31,
	Note	2016	2015

Cash flow provided by (used in):

Operating activities
Loss for the year		$ (355,590)	$ (1,076,084)
Adjustments for non-cash items:
Depreciation		822	1,556
Share based compensation	7	13,000	229,400
Loss on disposal of equipment		-	5,728
Unrealized foreign exchange loss (gain)		(8,362)	66,700
Net changes in non-cash working capital items:
Decrease in trade and other receivables		20,279	2,252
Decrease in trade and other payables		(20,506)	(22,742)
Net cash used in operating activities		(350,357)	(793,190)

Financing activities
Loan proceeds		70,000	-
Net cash from financing activities		70,000	1,451,229

Investing activities
Purchase of exploration and evaluation assets		(96,752)	(398,251)
Purchase of equipment		-	(1,245)
Net cash used in investing activities		(96,752)	(399,496)

Effect of exchange rate changes on cash and cash equivalents		8,114	(68,624)

Net increase (decrease) in cash and cash equivalents		(368,995)	189,919
Cash and cash equivalents at beginning of year		459,458	269,539
Cash and cash equivalents at end of year		$ 90,463	$ 459,458

Non-cash transactions:
Share based compensation capitalized to exploration and evaluation assets			$ 30,400
Equipment depreciation capitalized to exploration and evaluation assets		6,529	9,250
Decrease in trade and other payables related to exploration and evaluation assets		(728)	(198,566)

The accompanying notes are an integral part of these condensed interim consolidated financial statements

18

1.	Nature of operations and going concern

  Zazu Metals Corporation (the “Company”) is a Canadian company which is engaged in the exploration and development of mineral properties. The Company was incorporated by a Certificate of Incorporation issued pursuant to the provisions of the Canada Business Corporations Act on November 29, 2006. The address of its registered office is 500 – 666 Burrard Street, Vancouver, BC, Canada, V6C 3P6.

  The Company incorporated Zazu Metals (Alaska) Corporation (“Zazu Alaska”), a subsidiary of the Company, in the State of Alaska, United States on January 18, 2007.

  The Company and its subsidiary (together, the “Group”) are currently exploring a mineral exploration property located in the State of Alaska, United States and have not yet determined whether their mineral property contains resources that are economically recoverable. The underlying value of the Group’s mineral property and the recoverability of the related deferred costs are dependent on the existence of economically recoverable resources in its mineral property and the ability of the Group to obtain the necessary financing to complete development and upon future profitable production from, or the proceeds from the disposition of, its mineral property.

  At December 31, 2016 the Company did not have enough cash on hand to meet its planned expenditures for the next twelve months. The Company plans to pursue financing in the future in order to fund its operations and to continue the advancement of its mineral property but the material uncertainty of raising sufficient funds casts significant doubt about the Company’s ability to continue as a going concern. The Company has historically raised funds primarily through the sales of equity securities for cash. While the Company expects that it will obtain funding through an equity funding, or other means depending on market conditions, there can be no assurance that the Company will be able to obtain such funding or obtain it on acceptable terms.

  These consolidated financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of operations. These financial statements do not reflect the adjustments to carrying values of assets and liabilities that would be necessary should the going concern assumption prove to be inappropriate, and these adjustments could be material.

2.	Basis of presentation

  These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board (“IASB”). These consolidated financial statements were approved by the Board of Directors on March 30, 2017.

3.	Summary of significant accounting policies

  The significant accounting policies used to prepare these consolidated financial statements are outlined as follows:

  Consolidation

  These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Zazu Alaska. All intercompany transactions, balances, income and expenses have been eliminated on consolidation.

  Foreign currency translation

  Functional and presentation currency: Items included in the consolidated financial statements of the Company and its subsidiary are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). These consolidated financial statements are presented in US dollars which is the Group’s functional currency.

  Transactions and balances: Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Generally, foreign exchange gains and losses resulting from the settlement of foreign currency transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in currencies other than an entity’s functional currency are recorded in the statement of loss.

19

  Cash and cash equivalents

  Cash and cash equivalents consist of deposits held with banks and other short-term highly liquid investments with maturities of three months or less when purchased.

  Financial instruments

  Financial assets and liabilities are recognized when the Group becomes a party to the contractual provisions of the instrument. Financial assets are derecognized when the rights to receive cash flows from the assets have expired or have been transferred and the Group has transferred substantially all risks and rewards of ownership.

  Financial assets and liabilities are offset and the net amount reported in the balance sheet when there is a legally enforceable right to offset the recognized amounts and there is an intention to settle on a net basis, or realize the asset and settle the liability simultaneously.

  At initial recognition, the Group classifies its financial instruments in the following categories depending on the purpose for which the instruments were acquired:

  Loans and receivables: Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. The Group’s loans and receivables are comprised of cash and cash equivalents and interest receivable and are included in current assets due to their short-term nature.

  Financial liabilities at amortized cost: Financial liabilities at amortized cost are comprised of trade payables and are included in current liabilities due to their short-term nature.

  Property, plant and equipment

  Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses. Cost includes expenditures that are directly attributable to the acquisition of the asset. Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost can be measured reliably. The carrying amount of a replaced asset is derecognized when replaced. Repairs and maintenance costs are charged to the statement of loss during the period in which they are incurred.

  The major categories of property, plant and equipment are depreciated using the declining balance method at the following rates:

Exploration equipment	30%
Vehicles	30%
Camp equipment	20%
Computer equipment	45%
Office furniture and equipment	20%

  The Group allocates the amount initially recognized in respect of an item of property, plant and equipment to its significant parts and depreciates separately each such part. Residual values, method of amortization and useful lives of the assets are reviewed annually and adjusted if appropriate.

  Gains and losses on disposals of property, plant and equipment are determined by comparing the proceeds with the carrying amount of the asset and are included as part of other gains and losses in the statement of loss.

  Exploration and evaluation assets

  The Group's intangible assets are the deferred exploration and evaluation expenses associated with the Group's mineral property. Direct mineral property acquisition costs, holding costs, field exploration and field supervisory costs are capitalized. Once the technical feasibility and commercial viability of extracting the mineral resource has been determined the property will be considered to be a mine under development. Exploration and evaluation assets are also tested for impairment before the assets are transferred to development properties.

20

  Any incidental revenues earned in connection with exploration activities are applied as a reduction to capitalized exploration costs.

  When a project is abandoned, sold or considered to be impaired in value, an appropriate charge to other gains and losses in the statement of loss will be made.

  Impairment of non-financial assets

  Property, plant and equipment and intangible assets are tested for impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. Long-lived assets that are not amortized are subject to regular impairment tests at the end of each reporting period. The Group’s only long-lived intangible asset is its Lik mineral property. If there is any indication that an asset may be impaired, its recoverable amount is estimated and the carrying value of the asset is written down to its recoverable amount. The recoverable amount is the higher of its fair value less costs of disposal and its value in use. Fair value less costs of disposal is determined as the amount that would be obtained from the sale of the asset in an arm’s length transaction between knowledgeable and willing parties. Fair value of mineral assets is generally determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset, including any expansion prospects. Value in use is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and from its ultimate disposal. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount.

  The Group evaluates impairment losses for potential reversals when events or circumstances warrant such consideration.

  Decommissioning and Restoration Provisions

  The Group is subject to various government laws and regulations relating to environmental disturbances caused by exploration and evaluation activities. The Group records the present value of the estimated costs of legal and constructive obligations required to restore the exploration sites in the period in which the obligation is incurred. The nature of rehabilitation activities includes restoration, reclamation and re-vegetation of the affected exploration sites.

  The restoration provision generally arises when the environmental disturbance is subject to government laws and regulations. The restoration provision is adjusted at the end of each reporting period for changes to factors including the expected amount of cash flows required to discharge the liability, the timing of such cash flows and the pre-tax risk-free rate. The present value of the estimated costs is capitalized by increasing the carrying amount of the related mining assets. Over time, the discounted liability is increased for the changes in present value based on current market discount rates and liability specific risks.

  Additional environment disturbances or changes in rehabilitation costs will be recognized as additions to the corresponding assets and rehabilitation liability in the period in which they occur.

  Leases

  Leases which transfer substantially all of the benefits and risks incidental to the ownership of property are accounted for as finance leases. Finance leases are capitalized at the lease commencement at the lower of the fair market value of the leased property and the net present value of the minimum lease payments. Each lease payment is allocated between the liability and finance charge. The property, plant and equipment acquired under finance leases are depreciated over the shorter of the asset’s useful life and the lease term.

  All other leases are accounted for as operating leases wherein rental payments are expensed as incurred. The Group only has operating leases for the year ended December 31, 2016.

21

  Employee benefits

  Share-based compensation: The Company has a stock option plan which permits the Company’s Board of Directors to grant stock options to certain employees, directors and consultants. The exercise price, term to expiry and vesting period are determined at the discretion of the Board of Directors but the exercise price may not be lower than the market price of the common shares on the date of grant, less any discount permitted by the Toronto Stock Exchange. The term to expiry is generally five years from the date of grant. The stock options normally vest as follows: one third after 90 days following the date of grant; a further one third after 12 months following the date of grant; and the final one third after 18 months following the date of grant.

  Each tranche in an award is considered a separate award with its own vesting period and grant date fair value. Fair value of each tranche is measured at the date of grant using the Black-Scholes option pricing model. Compensation expense is recognized over the tranche’s vesting period based on the number of awards expected to vest, by increasing contributed surplus. The number of awards expected to vest is reviewed at least annually, with any impact being recognized immediately.

  Termination benefits: The Group recognizes termination benefits when it is demonstrably committed to either terminating the employment of current employees according to a detailed formal plan without possibility of withdrawal, or providing benefits as a result of an offer made to encourage voluntary termination. Benefits falling due more than twelve months after the end of the reporting period are discounted to their present value.

  Income tax

  Current tax expense is calculated using income tax rates that have been enacted or substantively enacted at the balance sheet date.

  Deferred tax is recognized on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and are accounted for using the liability method. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are generally recognized for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such assets and liabilities are not recognized if the temporary difference arises from goodwill or from the initial recognition of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

  The carrying amount of any deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

  Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on income tax rates and income tax laws that have been enacted or substantively enacted by the balance sheet date. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Group expects to recover or settle the carrying amount of its assets and liabilities.

  Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities, and when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis.

  Share capital

  Common shares are classified as equity. Incremental costs directly attributable to the issuance of shares are recognized as a deduction from equity.

22

  Earnings per share

  Basic earnings (loss) per share is computed by dividing income (or loss) attributable to common shareholders by the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the conversion, exercise or contingent issuance of securities only when such conversion, exercise or issuance would have a dilutive effect on earnings per share. The dilutive effect of convertible securities is reflected in diluted earnings per share by application of the "if converted" method. The effect of potential issuances of shares from the exercise of outstanding options and warrants would be anti-dilutive for the periods presented and accordingly, basic and diluted loss per share are the same.

  Critical accounting estimates

  The Group makes estimates and assumptions concerning the future that will, by definition, seldom equal actual results. The following are the estimates and judgments applied by management that most significantly affect the Group's financial statements. These estimates and judgments have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

  Exploration and evaluation assets: The carrying value of the Group's mineral property is reviewed by management quarterly, or whenever events or circumstances indicate that its carrying amount may not be recovered. If impairment is determined to exist, the carrying value will be written down to the recoverable amount.

  Accounting standards issued but not yet applied

  The IASB has issued new and amended standards and interpretations which have not yet been adopted by the Group. The following is a brief summary of the new and amended standards and interpretations which may impact the Group in the future:

  IFRS 9 – Financial Instruments: IFRS 9 Financial Instruments (“IFRS 9”) replaces IAS 39 Financial Instruments: Recognition and Measurement (“IAS 39”). IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets. The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. The Group is required to adopt IFRS 9 effective January 1, 2018.

  IFRS 16 – Leases: The IASB has issued IFRS 16, Leases, which is effective for annual periods commencing on or after January 1, 2019. This new standard eliminates the classification of leases as either operating leases or finance leases and introduces a single lessee accounting model which requires the lessee to recognize assets and liabilities for all leases with a term of longer than 12 months. Early adoption is permitted provided IFRS 15 has already been adopted or is applied from the same date. The Company is currently evaluating the effect the standard will have on its consolidated financial statements.

4.	Equipment and exploration and evaluation assets

	Lik mineral property	Equipment
Opening net book value at January 1, 2015	$ 15,125,900	$ 39,596
Additions	239,335	1,245
Loss on disposal of equipment	-	(5,728)
Depreciation for the year	-	(10,806)
Net book value at December 31, 2015	$ 15,365,235	$ 24,307
Cost	$ 15,365,235	$ 307,336
Accumulated depreciation	-	(283,029)
Net book value at December 31, 2015	$ 15,365,235	$ 24,307

23

	Lik mineral property	Equipment
Opening net book value at January 1, 2016	$ 15,365,235	$ 24,307
Additions	102,553	-
Depreciation for the period	-	(7,351)
Net book value at December 31, 2016	$ 15,467,788	$ 16,956
Cost	$ 15,467,788	$ 307,336
Accumulated depreciation	-	(290,380)
Net book value at December 31, 2016	$ 15,467,788	$ 16,956

  Lik Property

  The Group is participating in the exploration and development of the Lik property through a joint arrangement with Teck American, Inc. (“Teck American”), a wholly owned subsidiary of Teck Resources Limited. The Group acquired its interest in the joint arrangement in June 2007 by making a cash payment of $20 million and granting a 2% net proceeds royalty.

  The Group is the operator of the joint arrangement and holds a 50% interest in the project. The Group has the right to form a joint venture with Teck American and increase its interest to 80% by incurring qualifying exploration expenditures on or before January 27, 2018. The terms of the joint arrangement are governed by the Lik Block Agreement, signed in 1983, which specified an amount of $25.0 million of qualifying expenditures to be adjusted annually for inflation, and which amount is currently estimated to be approximately $42.2 million. As of December 31, 2016 a total of $21.9 million has been incurred in exploration expenditures pursuant to the terms of the Lik Block Agreement. If the qualifying expenditures are not made before January 2018, the Group remains as operator and its interest stays at 50%.

  Once the Group satisfies this expenditure obligation, Teck American has a onetime election to (i) maintain the 20% interest which shall become a participating interest pursuant to a joint venture agreement with a pro rata sharing of the pre-existing 1% net profits interest, or (ii) transfer its interest in exchange for a 2% net smelter return royalty interest such that the Group would become the holder of a 100% undivided interest in the Lik property subject only to the pre-existing 1% net profits interest, the 2% net proceeds royalty and the 2% net smelter return royalty.

24

  Acquisition and deferred exploration expenditures made by the Group are as follows:

	Balance December 31, 2015	2016 Expenditures	Balance December 31, 2016
Deferred exploration
Administration and insurance	$ 641,986	$ 41,899	$ 683,885
Assays/analysis	800,347	15,825	816,172
Camp, freight and logistics	1,922,042	7,472	1,929,514
Drilling	4,118,746	4,327	4,123,073
Engineering and other studies	3,586,896	16,042	3,602,938
Environmental	2,442,328	-	2,442,328
Geological	941,596	9,488	951,084
Reclamation	30,000	7,500	37,500
Share based compensation	605,200	-	605,200
	15,089,141	102,553	15,191,694
Acquisition	20,276,094	-	20,276,094
Write-downs	(20,000,000)	-	(20,000,000)
Total deferred property expenditures	$ 15,365,235	$ 102,553	$ 15,467,788

5.	Loan payable

  In order to provide working capital while a larger financing was pursued, the Group’s Chief Executive Officer loaned the Group $70,000 in October 2016. This loan is unsecured and payable on demand, with interest calculated at 6% per year and paid monthly. See also notes 10 – Related party transactions and 14 – Subsequent Events.

6.	Share capital

  The Company’s common shares began trading on the Toronto Stock Exchange on December 19, 2007 under the symbol “ZAZ” and on the OTCQX exchange in the United States on July 28, 2014 under the symbol “ZAZUF”. Beginning December 1, 2016 the Company’s common shares ceased trading on the Toronto Stock Exchange and began trading on the TSX Venture Exchange. The Company’s common shares ceased trading on the OTCQX exchange on December 31, 2016.

  The Company is authorized to issue an unlimited number of Common Shares with no par value and an unlimited number of Special Voting Shares with no par value. At December 31, 2016 the Company had 55,398,051 shares (2015 – 55,398,051 shares) issued and outstanding.

25

7.	Stock options and share based compensation

	Number of options	Average exercise price (CDN$)
Opening balance at January 1, 2015	4,390,000	$ 0.67
Granted	600,000	0.25
Balance at December 31, 2015	4,990,000	$ 0.62
Opening balance at January 1, 2016	4,990,000	$ 0.62
Balance at December 31, 2016	4,990,000	$ 0.62

  The stock options outstanding at December 31, 2016 expire as follows:

Expiry Date	Number outstanding	Exercise price (CDN$)	Vested and exercisable
May 2018	1,000,000	0.80	1,000,000
November 2018	1,190,000	0.70	1,190,000
May 2019	2,200,000	0.60	2,200,000
August 2020	600,000	0.25	400,000
Total stock options outstanding	4,990,000		4,790,000

  Under the terms of the employment agreements between the Group and its senior officers, an officer’s unvested stock options will vest immediately and become exercisable if the agreement is terminated by the Group, or if the officer so elects within 120 days of a change of control of the Group.

  The Company recognizes stock based compensation over the vesting period of the underlying options using the fair value calculated by the Black-Scholes option pricing model. Option pricing models require the input of highly subjective assumptions including expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company’s stock options granted and/or vested during the period.

26

8.	Income taxes

  A reconciliation of income taxes at statutory rates is as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
Accounting loss before taxes	$ 355,590	$ 1,076,084
Tax recovery at the statutory rate of 26% (2015 – 26%)	$ 92,500	$ 279,800
Share based compensation and other non deductible costs	(3,700)	(60,400)
Deduction for share issue costs	21,600	18,900
Effect of changes in tax rates, foreign exchange and other	71,900	(543,200)
Unrecognized deferred tax assets	(182,300)	304,900
Income tax expense	$ -	$ -

  Deferred income taxes arise from temporary differences in the recognition of income and expenses for financial reporting and tax purposes. The significant components of deferred income tax assets and liabilities at December 31, 2016 and 2015 are as follows:

	December 31, 2016	December 31, 2015
Non-capital losses	$ 3,005,700	$ 2,814,200
Equity issue costs	23,100	26,200
Total unrecognized deferred income tax assets	$ 3,028,800	$ 2,840,400

  The Group has approximately CDN$15,400,000 of non-capital losses for Canadian tax purposes and $98,200 of non-capital losses for US tax purposes that expire between 2026 and 2036. Certain of the Group’s losses are restricted in their use

9.	Compensation of key management

  The remuneration of directors and other members of key management personnel included:

	Year Ended December 31, 2016	Year ended December 31, 2015
Salaries, consulting fees and directors’ fees	$ 120,090	$ 453,395
Short-term employee benefits	37,837	44,329
Stock based compensation	13,000	259,800
Total compensation of key management	$ 170,927	$ 757,524

  Key management personnel were not paid post-employment benefits, termination benefits or other long-term benefits during the years ended December 31, 2016 and December 31, 2015.

27

10.	Related party transactions

  Related parties and the nature of the Group’s transactions with them are:

Related party	Nature of transactions
Gil Atzmon	Loan
Peterson McVicar LLP (1)	Legal fees
Lincoln Mining Corp. (2)	Office rent

  (1) A company owned or controlled by one of the Company’s directors

  (2) A company whose officer and director is a director of the Company

  In October 2016 Gil Atzmon, the Group’s Chief Executive Officer, loaned the Group $70,000. This loan is unsecured and payable on demand, with interest calculated at 6% per year and paid monthly.

  The Group incurred fees and expenses with the above mentioned related parties. Related party transactions also include directors’ fees and are in the ordinary course of business, occurring on terms that are similar to those of transactions with unrelated parties.

	Year Ended December 31, 2016	Year Ended December 31, 2015
Interest on loan from Chief Executive Officer	$ 921	$ 2,458
Legal fees expensed	4,957	1,728
Legal fees capitalized to exploration and evaluation assets	-	808
Legal fees recorded as a share issue cost	-	6,293
Office rent	-	11,530
Directors’ fees	30,089	62,145
Total related party transactions	$ 35,967	$ 84,962

  At the period end, the Group had the following outstanding balances payable to related parties:

	December 31, 2016	December 31, 2015
Loan from Chief Executive Officer	$ 70,000	-
Loan interest	268	-
Directors’ fees	6,876	$ 20,660
	$ 77,144	$ 20,660

28

11.	Commitments

  The following is a summary of the Group’s contractual obligations and commitments as at December 31, 2016:

	Total	2017	2018 – 2020	2021 – 2022	2023 and beyond
Lik project	$ 12,000	$ 12,000	-	-	-
Office operation leases	1,819	1,819	-	-	-

  The Group has entered into employment agreements with its senior officers for an aggregate of $7,500 per month effective January 1, 2016. These agreements can be terminated by the Group at any time, or by the officer within 120 days of a change of control of the Group, subject to the payment of the greater of (i) a lump sum amount ranging from $25,000 to

  $30,833, and (ii) the minimum payment prescribed by applicable employment standards legislation. At such time any outstanding stock options will immediately vest and, upon the officer’s request, the Group will provide an interest free loan for up to six months to exercise any stock options, with the shares held by the Group as collateral. Salary amounts are reviewed annually by the Compensation Committee of the Board of Directors.

  The Department of Natural Resources of the State of Alaska requires the Group, as operator of the Lik project, to post a

  $250,000 bond to cover any future reclamation activities necessary upon the abandonment of the mining claims that make up the project. The Group has contracted with a surety bond company to provide this bond.

12.	Financial instruments

  The Group’s financial instruments are classified into the following categories and the following table shows their carrying values.

	December 31, 2016	December 31, 2015
Loans and receivables (1)	$ 90,497	$ 459,727
Financial liabilities at amortized cost	96,838	47,236
(1) Consists of:
Cash and cash equivalents – US currency	71,279	227,245
Cash and cash equivalents – CDN currency	19,184	232,213

  The carrying values of all of the Group’s financial assets and liabilities reasonably approximate their fair values. The Group is exposed to certain financial risks, including currency risk, liquidity risk and credit risk.

  Capital Risk Management

  The Group’s objectives of capital management are intended to safeguard the entity's ability to support the Group’s normal operating requirements on an ongoing basis, continue the development and exploration of its mineral properties and support any expansionary plans.

  The capital structure of the Group consists of equity attributable to shareholders. The Group manages the capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the Group’s assets.

29

  To effectively manage the entity’s capital requirements, the Group has in place a planning and budgeting process to help determine the funds required to ensure the Group has the appropriate liquidity to meet its operating and growth objectives. The Group has historically relied on the issuance of shares to develop the project and will most likely be obliged to do so again in the future.

  Currency risk

  The Group’s financial assets and liabilities consist of cash and cash equivalents, trade receivables and trade payables, some of which are denominated in Canadian dollars. The Group is exposed to financial gain or loss as a result of foreign exchange movements by the Canadian dollar against the US dollar.

  In addition to costs denominated in US dollars, the Group also incurs general and administrative costs denominated in Canadian dollars. Accordingly, the Group’s general and administrative costs are affected by changes in the foreign exchange rate of the Canadian dollar. The Group has elected not to hedge its exposure to fluctuations in the Canadian dollar.

  The Group was exposed to currency risk through the following assets and liabilities denominated in Canadian dollars:

	December 31, 2016 (CDN$)	December 31, 2015 (CDN$)
Loans and receivables	$ 25,759	$ 321,384
Financial liabilities at amortized cost	(15,542)	(64,144)

  Based on the net exposures in the preceding table as at December 31, 2016, and assuming that all other variables remain constant, a 10% appreciation or depreciation of the Canadian dollar against the US dollar would result in an increase/decrease of $800 (2015 – $18,600) in the Group’s net loss.

  Liquidity risk

  Liquidity risk is the potential that the Group will be unable to meet its obligations as they come due because of an inability to liquidate assets or obtain adequate funding. The Group manages liquidity risk through the management of its capital structure. The Group manages and makes adjustments to the capital structure as opportunities arise in the marketplace or as and when funding is required. Historically the Group’s primary source of funding has been the sale of equity securities for cash. The Group is not in commercial production on the Lik property and, accordingly, it does not generate cash from operations. See Note 1 for going concern discussion.

  Trade and other payables are all due within the current operating period.

  Credit risk

  The Group’s credit risk arises from the non-performance by counterparties to fulfill their contractual obligations. The Group’s maximum exposure to credit risk is limited to its cash and cash equivalents and trade and other receivables.

  The Group mitigates its credit risk on its cash and cash equivalents by maintaining its funds in bank and investment accounts in one of Canada’s largest financial institutions that holds a Standard & Poor’s senior debt credit rating of AA-.

  The maximum credit risk exposure at December 31, 2016 is limited to the carrying value of the cash and cash equivalents and trade and other receivables at the period end.

30

13.	Segment reporting

  The Group currently operates in one business segment, being the exploration and development of mineral properties. The Group’s non-current assets at December 31, 2016 and December 31, 2015 by geographic areas are as follows:

	Canada	United States	Total
Non-current assets at December 31, 2015	$ 1,828	$ 15,387,714	$ 15,389,542
Non-current assets at December 31, 2016	1,005	15,483,739	15,484,744

14.	Subsequent event

  In March 2017, the Chief Executive Officer loaned the Group an additional $30,000. This loan is unsecured and payable on demand, with interest calculated at 6% per year and paid monthly and is intended to provide working capital while a larger financing is pursued.

  Appendix E

  (Pro Forma Financial Statements)

  APPENDIX E

  Solitario Exploration & Royalty Corp

  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

  MARCH 31, 2017

  (Unaudited - Expressed in U.S. Dollars)

  On April 26, 2017, Solitario Exploration & Royalty Corp. (“Solitario” or the “Company”) and Zazu Metals Corporation (“Zazu”) entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Solitario will acquire all of the issued and outstanding common shares of Zazu (the “Transaction”) by way of a plan of arrangement (the “Plan of Arrangement”). Pursuant to the Plan of Arrangement, Solitario will acquire each common share of Zazu from Zazu’s shareholders in exchange for 0.3572 of a share of Solitario common stock (the “Exchange Ratio”).

  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 and the three month period ended March 31, 2017 combines the historical consolidated statements of operations of Solitario and Zazu, giving effect to the acquisition as if it had occurred on January 1, 2016. The unaudited pro forma condensed combined balance sheet as of March 31, 2017 combines the historical consolidated balance sheets of Solitario and Zazu, giving effect to the acquisition as if it had occurred on March 31, 2017. The historical consolidated financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

  The unaudited pro forma condensed combined financial statements should be read in conjunction with (i) the accompanying notes to the unaudited pro forma condensed combined financial statements; (ii) the historical financial statements of Solitario and the accompanying notes in Solitario’s Annual Report on Form 10-K for the year ended December 31, 2016; (iii) the historical financial statements of Zazu and the accompanying notes in Zazu’s annual audited financial statements for the year ended December 31, 2016 ; (iv) the unaudited condensed financial statements of Zazu and accompanying notes for the three months ended March 31, 2017; and (v) additional information contained in, or incorporated by reference into, the Proxy Statement filed by Solitario with the Securities and Exchange Commission on May [-- ], 2017.

  The unaudited pro forma condensed combined financial statements have been presented for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been completed as of the dates indicated. Since the unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates, the final amounts recorded at the date of the acquisition may differ materially from the information presented. These estimates are subject to change pending further review of the assets acquired and liabilities assumed. In addition, the unaudited pro forma condensed combined financial information does not intend to project the future financial position or operating results of the combined company.

1

  SOLITARIO EXPLORATION & ROYALTY CORP.

  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

  As of March 31, 2017

  Historical

(in thousands of US dollars)	Solitario As of March 31, 2017	Zazu As of March 31, 2017	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Assets
Current Assets
Cash and cash equivalents	$91	$65			$156
Short-term investments	14,989	-			14,989
Investments in marketable equity securities	1,685	-			1,685
Prepaid expenses and other	72	11			83
Total Current Assets	16,837	76			16,913

Mineral properties	46	15,473	(15,197)	(a)	14,607
			14,285	(c)
Other assets	609	15			624
Total Assets	$17,492	$15,564	$(912)		$32,144
Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$116	$121			$237
Shareholders’ Equity
Common stock, par value $0.01, 100,000,000 authorized shares, 38,685,189 issued and outstanding at March 31, 2017	387	-	144	(b)	$531
Additional paid in capital	55,784	50,242	(50,242) 14,301 86	(d) (b) (b)	70,171
Deficit	(39,414)	(34,799)	49,996 (15,197)	(d) (a)	(39,414)
Accumulated other comprehensive loss	619				619
Total Shareholders’ Equity	17,376	15,443	(912)		31,907
Total Liabilities and Shareholders’ Equity	$17,492	$15,564	$(912)		$32,144

2

  SOLITARIO EXPLORATION & ROYALTY CORP.

  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

  For the Year Ended December 31, 2016

(in thousands of US dollars, except per share amounts)	Solitario Year Ended December 31, 2016	Zazu Year Ended December 31, 2016	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Cost, expense and other
Exploration expense	628		103	a	731
Depreciation and amortization	5				5
General and administrative	2,163	364			2,527
Property abandonment and impairment	13				13
Total cost, expense and other	2,809	364	103		3,276
Other income (expense)
Interest income (expense) – net	44	1			45
Gain (loss) on marketable securities	40				40
Gain on derivative instruments	672				672
Other income (loss)	(10)	8			(2)
Total other income (expense)	746	9			755

Net Loss before income tax	(2,063)	(355)	(103)		(2,521)
Income tax benefit (expense)	353				353
Net Loss	(1710)	(355)	(103)		(2,168)
Other comprehensive income
Unrealized gain on marketable equity securities	601				601
Total Comprehensive Loss for the Period	$(1,109)	$(355)	$(103)		$(1,567)
Loss per Common Share
Basic and diluted	$(0.04)	$(0.01)			$(0.04)
Weighted Average Number of Common
Shares Used in Per Share Calculations
Basic and diluted (000’s)	38,906	55,398	19788		58,694

3

  SOLITARIO EXPLORATION & ROYALTY CORP.

  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

  For the Three Months Ended March 31, 2017

(in thousands of US dollars, except per share amounts)	Solitario Three Months Ended March 31, 2017	Zazu Three Months March 31, 2017	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Cost, expense and other
Exploration expense	151		5	a	156
Depreciation and amortization	1				1
General and administrative	300	52			352

Total cost, expense and other	452	52	5		509
Other income (expense)
Interest income (expense) – net	46	(1)			45
Gain (loss) on marketable securities	221				221
Gain on derivative instruments	172				172

Total other income (expense)	439	(1)			438

Net Loss before income tax	(13)	(53)	(5)		(71)
Income tax benefit (expense)
Net Loss	(13)	(53)	(5)		(71)
Other comprehensive loss
Unrealized loss on marketable equity securities	(93)				(93)
Total Comprehensive Loss for the Period	$(106)	$(53)	$(5)		$(164)
Loss per Common Share
Basic and diluted	$(0.00)	$(0.00)			$(0.00)
Weighted Average Number of Common
Shares Used in Per Share Calculations
Basic and diluted (000’s)	38,692	55,398	19788		58,480

4

  Note -1 Basis of presentation

  The unaudited pro forma condensed combined financial statements are based on Solitario’s and Zazu’s historical consolidated financial statements as adjusted to give effect to the acquisition of Zazu. The unaudited pro forma combined statements of operations for the three months ended March 31, 2017 and year ended December 31, 2016 give effect to the Zazu acquisition as if it occurred on January 1, 2016. The unaudited pro forma combined balance sheet as of March 31, 2017 gives effect to the Zazu acquisition as if it had occurred on March 31, 2017.

  These unaudited pro forma consolidated financial statements have been compiled from:

a)	The unaudited pro forma condensed combined balance sheet combines Solitario’s balance sheet as of March 31, 2017 and Zazu’s balance sheet of March 31, 2017.
b)	The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 combines Solitario’s statement of operations for the year ended December 31, 2016 and Zazu’s statement of operation for the year ended December 31, 2016.
c)	The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2017 combines Solitario’s statement of operations for the three months ended March 31, 2017 and Zazu’s statement of operations for the three months ended March 31, 2017.

  The unaudited pro forma condensed combined financial statements also do not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the acquisition, the total expected costs to integrate the operations of Solitario and Zazu, or the total expected costs necessary to achieve such cost savings and operating synergies.

  Certain reclassifications have been made to the historical presentation of Zazu to conform to the presentation used in the unaudited pro forma condensed combined financial statements. These reclassifications have no impact on the historical operating loss, total assets, liabilities or shareholders’ equity reported by Solitario or Zazu. Upon consummation of the acquisition, further review of Zazu’s financial statements may result in additional revisions to Zazu’s classifications to conform to Solitario’s presentation.

  Note 2 – Accounting Policies

  Upon consummation of the Agreement, Solitario will continue the review of Zazu’s accounting policies. As a result of that review, Solitario may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements. At this time, Solitario is not aware of any differences that would have a material impact on the combined financial statements, except as follows.

  Zazu’s prepares its financial statements in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). Under IFRS, acquisition and exploration expenditures on mineral properties, less recoveries in the pre-production stage, are deferred until such time as the properties are put into commercial production, sold, or become impaired. On the commencement of commercial production, the deferred costs are charged to operations on the unit-of-production method based upon estimated recoverable proven and probable reserves. General exploration expenditures are charged to operations in the period in which they are incurred.

  Under U.S. GAAP, acquisition costs are capitalized, but exploration costs are not considered to have the characteristics of property, plant and equipment and, accordingly, are expensed prior to the company determining that economically proven and probable mineral reserves exist, after which all such costs are capitalized.

5

  Set out below are the material adjustments to Zazu’s mineral properties and deficit as at March 31, 2017, and to operating expenses for the three months ended March 31, 2017 and the year ended December 31, 2016 in order to conform to U.S. GAAP:

(in thousands of US dollars)
Mineral Properties		As at March 31, 2017
IFRS		$15,473
Deferred exploration costs prior to the establishment of proven and probable reserves		(15,197)
U.S. G.A.A.P		$276

Statement of Operations	Three Months Ended March 31, 2017	Year Ended December 31, 2016
Net Loss based on IFRS	$53	$355
Deferred exploration costs prior to the establishment of proven and probable reserves	5	103
Net Loss based on U.S. G.A.A.P	$58	$458

  Note 3 – Preliminary Purchase Price Allocation

  The acquisition of Zazu by Solitario has been accounted for using the acquisition method of accounting in accordance with ASC 805. Further, under the acquisition method, the purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values, with any excess of the purchase price over the estimated fair value of the identifiable net assets acquired recorded as goodwill.

  The estimated consideration is approximately $14,531.000 based on the (i) value of Solitario shares to be exchanged for Zazu shares based upon Solitario’s closing share price of $0.73 on May 11, 2017 as quoted on the NYSE-MKT for a value of $14,445,000 and (ii) the estimated value of $86,000 for the Replacement Options based upon a Black-Scholes model using a price of one share of common stock of Solitario of $0.73, a grant date of June 30, 2017, a volatility of 55%, and a risk-free interest rate of 1%. The value of the merger consideration will fluctuate based upon changes in the share price of Solitario’s common stock and the number of Zazu’s common shares outstanding on the closing date.

  The following table summarizes the components of the estimated consideration

   Solitario shares:

Shares eligible for conversion	55,398,051
Common stock exchange ratio per share	0.3572
Equivalent new shares issued (par value $0.01)	19,788,184
Solitario common stock price on May 11, 2017	$0.73
Estimated purchase price, shares	$14,445,000

  Solitario options:

Zazu options eligible for exchange	4,990,000
Option exchange ratio per share	0.3572
Equivalent Solitario options to be granted	1,782,428
Term of options (average years)	1.3
Solitario share price	$0.73
Average exercise price ($2.24 - $1.96)	$1.74
Expected volatility	55%
Average value per option share	$0.05
Estimated purchase price, options	$86,000

6

  The estimated purchase price, including the value of Solitario shares and the estimated value of the Replacement Options, will be computed using the price of a share Solitario common stock on the closing date, therefore the estimated purchase price will fluctuate with the market price of a share of Solitario common stock until the Transaction is closed. As a result, the final purchase price could differ significantly from the current estimate, which could materially impact pro forma financial statements.

  The following table provides sensitivities to changes in purchase price due to changes in the per share price of Solitario common stock:

Share consideration sensitivity
	Price of Solitario Common Stock	Exchange Ratio	Calculated per Share Value of Zazu Common Stock	Share Purchase Price (000’s)
As of May 11, 2017	$0.73	0.3572	$0.261	$14,445
Increase of 10%	$0.80	0.3572	$0.286	$15,831
Decrease of 10%	$0.66	0.3572	$0.236	$13,060

Option consideration sensitivity for change in Solitario share price only:
	Price of Solitario Common Stock	Exchange Ratio	Black-Scholes Valuation (000’s)
As of May 11, 2017	$0.73	0.3572	$86
Increase of 10%	$0.80	0.3572	$113
Decrease of 10%	$0.65	0.3572	$62

  E-7

7

  The following represents the preliminary allocation of the total purchase price to the estimated fair value of the assets acquired and liabilities assumed at the acquisition date:

Total Purchase Price	$14,531
Cash and cash equivalents	65
Other current assets	11
Other assets	15
Mineral properties (under IFRS)	15,473
Total identifiable assets	$15,564
Accounts payable	(121)
Net identifiable assets	$15,443
Deficiency of purchase price over historical assets acquired	(912)
Adjustment to mineral properties for U.S. GAAP	$15,197
Pro forma adjustment to mineral property acquisition costs	$14,285

  Net tangible assets were valued at their respective carrying amounts as management believes that these amounts approximate their current fair values.

  Note 4 – Pro forma adjustments

  The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

a.	To adjust mineral property exploration costs that were capitalized under IFRS, but would have been expensed under U.S. GAAP (see Note 2). The effect of this adjustment at March 31, 2017 is to reduce the carrying value of mineral property interest by $15,197,000 and increase deficit by $15,197,000. The effect of this adjustment for the three months ended March 31, 2017 is to increase exploration expense by $5,000. The effect of this adjustment for the year ended December 31, 2016 is to increase exploration expense by $103,000.

b.	To record the issuance of: (i) 19,788,184 common shares of Solitario with a par value of $0.01 in exchange for all of the issued and outstanding common shares of Zazu pursuant to the Agreement; recorded at fair value of $14,445,000 (see Note 3), and to (ii) to record the estimated value of $86,000 for the Replacement Options granted to Zazu option holders using a Black-Scholes model (See Note 3).

c.	Record the estimated excess of the consideration over the assets, as adjusted to US GAAP as of March 31, 2017 (See Note 3).

d.	Record the elimination of the net assets of Zazu and the net equity of Zazu as of March 31, 2017.

e.	Pro forma loss per share, basic and diluted, includes the addition of 19,788,000 shares of common stock which will be issued in conjunction with the closing of the Agreement (Note 3). The following adjustments represent the changes to basic and diluted weighted average shares outstanding:

(in thousands of shares)	Historical Weighted Average Shares - Basic and Diluted	Share Issuance	Pro Forma Weighted Average Shares - Basic and Diluted
Year ended December 31, 2016	39,906	19,788	58,694
Three months ended March 31, 2017	38,692	19,788	58,480

8

f.	Solitario has not provided for any income tax benefit related to the operating losses of Zazu due to insufficient evidence to indicate on a more likely than not basis such benefits could be realized.

  Appendix F

  (Plan Amendment)

  APPENDIX F

  FIRST AMENDMENT

  TO THE

  2013 Solitario Exploration & Royalty Corp.

  Omnibus Stock and Incentive Plan

  This First Amendment (the “First Amendment”) to the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan (the “Plan”) is made effective as of [__________, 2017] (the “Amendment Effective Date”), by Solitario Exploration & Royalty Corp., a Colorado corporation (the “Company”), subject to approval by the Company’s stockholders.

  W I T N E S S E T H:

  WHEREAS, the Company established the Plan, originally effective as of April 22, 2013 and approved by the Company’s stockholders on June 18, 2013, under which the Company is authorized to grant stock and incentive awards to certain employees and directors of the Company;

  WHEREAS, Section 19 of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan from time to time, subject to the limitations contained therein; and

  WHEREAS, the Board now desires to amend the Plan in the manner contemplated hereby, subject to approval by the Company’s stockholders at the Company’s 2017 annual meeting, to (a) increase the number of shares of the common stock of the Company available for award grants under the Plan by 4,000,000 shares and (b) make certain immaterial technical clarifications changes to the Plan.

  NOW, THEREFORE, the Plan shall be amended as of the Amendment Effective Date, subject to approval by the Company’s stockholders, as set forth below:

  1.       The first sentence in Section 3(a) of the Plan is hereby deleted and replaced in its entirety with the following:

  “Subject to adjustment as provided in Section 3(c), the aggregate number of Shares that may be issued under the Plan shall be 5,750,000.”

  2.        The following new sentences are hereby added to the end of Section 3(d) of the Plan:

  “For avoidance of doubt, the foregoing limitations of this Section 3(d) shall only apply to those Awards that are intended to comply with the performance-based exception under Code Section 162(m). This Section 3(d) shall not be construed in any way to prohibit the Committee, in its sole discretion and to the extent it determines it to be desirable, from granting one or more Awards under the Plan from time to time that do not comply with the performance-based exception under Code Section 162(m).”

1

  3.       Except as set forth above, the Plan shall continue to read in its current state.

  IN WITNESS WHEREOF, the Company has caused the execution of this First Amendment by its duly authorized officer, effective as of the Amendment Effective Date.

  Solitario Exploration & Royalty Corp.

  By:

  James Maronick

  Chief Financial Officer and Corporate Secretary